                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

CHECK THE APPROPRIATE BOX:

        [X]  Preliminary Information Statement

        [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

        [ ]  Definitive Information Statement

                        INTERNATIONAL REALTY GROUP, INC.
                  (Name of Registrant As Specified In Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

        [ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g).

        [ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and
             0-11

             1) Title of each class of securities to which transaction applies:

             2) Aggregate number of securities to which transaction applies:

             3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth in the amount on which the filing fee is calculated and state how it was determined):

             4) Proposed maximum aggregate value of transaction:

             5) Total fee paid:


        [X]  Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             1) Amount Previously Paid:
             2) Form, Schedule or Registration Statement No.:
             3) Filing Party:
             4) Date Filed:

                       INTERNATIONAL REALTY GROUP, INC.
                           111 NORTHWEST 183RD STREET
                                   SUITE 350
                              MIAMI, FLORIDA 33169

                     --------------------------------------

                          NOTICE OF STOCKHOLDER ACTION
                           IN LIEU OF SPECIAL MEETING

                     --------------------------------------


TO THE STOCKHOLDERS
OF INTERNATIONAL REALTY GROUP, INC.:

     This Information Statement is furnished to the stockholders of International Realty Group, Inc. (the "Company") in connection with the following corporate action to be approved by the written consent of two stockholders of the Company who own sufficient voting securities of the Company to approve such action:

           An amendment to Article IV of the Certificate of Incorporation, as amended, of the Company to increase the number of authorized shares of common stock, par value, $.001 per share ("Common Stock"), of the Company from 10,000,000 shares to 450,000,000 shares.

     We are not asking you for a proxy and you are requested not to send us a proxy. Your vote or consent is not requested or required to approve the above amendment. This Information Statement is provided solely for your information. This Information Statement also serves as the notice required by Section 228 of the Delaware General Corporation Law for the approval of a corporate action by less than unanimous written consent of the stockholders of the Company.

                                        By Order of the Board of Directors




October ___, 1996                       Richard M. Bradbury
                                        President

                        INTERNATIONAL REALTY GROUP, INC.
                           111 NORTHWEST 183RD STREET
                                   SUITE 350
                              MIAMI, FLORIDA 33169

                       ---------------------------------

                             INFORMATION STATEMENT

                       ---------------------------------


GENERAL INFORMATION

     This Information Statement is furnished by International Realty Group, Inc. (the "Company") in connection with the following corporate action to be approved by stockholders of the Company who own sufficient voting securities of the Company to approve such actions:

           An amendment to Article IV of the Certificate of Incorporation, as amended, of the Company to increase the number of authorized shares of common stock, par value, $.001 per share ("Common Stock"), of the Company from 10,000,000 shares to 450,000,000 shares.

     As more fully described in this Information Statement, the foregoing corporate action is being taken in order to, among other things, allow the Company to complete the transaction (the "Transaction") in which the Company acquired certain assets and business from DSC, S.A. de C.V. ("DSC") and Hemisphere Developments Limited ("Hemisphere") in return for which the Company will issue up to approximately 80,020,585 shares of Common Stock. See "The Transaction" contained herein. In reviewing the Transaction, stockholders should give attention to the matters set forth under the caption "Certain Considerations" commencing on page 10 of this Information Statement.

                 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                       REQUESTED NOT TO SEND US A PROXY.

     The approximate date upon which this Information Statement will first be sent to stockholders is October __ 1996.

           THE ACTIONS DESCRIBED HEREIN WILL BE APPROVED BY TWO STOCKHOLDERS OF THE COMPANY WHO OWN SUFFICIENT VOTING SECURITIES TO APPROVE SUCH ACTIONS. YOUR VOTE OR CONSENT IS NOT REQUESTED OR REQUIRED TO APPROVE SUCH ACTIONS. THIS INFORMATION STATEMENT IS PROVIDED SOLELY FOR YOUR INFORMATION.

                              TABLE OF CONTENTS


INFORMATION STATEMENT                                                                                              Page
                                                                                                                   ----
         General Information ....................................................................................       1

AMENDMENT TO THE CERTIFICATE OF INCORPORATION
         Proposed Amendment .....................................................................................       3
         Reason For Adoption ....................................................................................       3

THE TRANSACTION
         General ................................................................................................       3
         DSC Assets .............................................................................................       4
         Hemisphere Transaction .................................................................................       6
         Hemisphere/Nueva Tierra Assets .........................................................................       7
         Change in Control of Company ...........................................................................       8
         Reasons For the Transaction ............................................................................       8
         Certain Considerations .................................................................................      10
         Accounting Treatment ...................................................................................      12
         Third Party Appraisals .................................................................................      12
         Federal Income Tax Consequences ........................................................................      13
         No Appraisal Rights ....................................................................................      13
         Regulatory Requirements ................................................................................      13
         Pro Forma Financial Information ........................................................................      14

CERTAIN INFORMATION CONCERNING THE COMPANY
         General ................................................................................................      24
         Business Operations ....................................................................................      24
         Other Activities .......................................................................................      26
         Employees ..............................................................................................      27
         Description of Property ................................................................................      27
         Minority Interests .....................................................................................      30
         Environmental Regulations ..............................................................................      30
         Real Estate Investment Policies ........................................................................      31
         Legal Proceedings ......................................................................................      31
         Change in Accountant ...................................................................................      31
         Description of Common Stock ............................................................................      31
         Principal Stockholders .................................................................................      33
         Management's Discussion and Analysis ...................................................................      34

FINANCIAL STATEMENTS
         Index to Financial Statements ..........................................................................     F-1

APPENDICES
Appendix A--Amendment to Agreement, dated July 31, 1996, between the Company and Hemisphere.
Appendix B--Second Amendment to Agreement, dated July 31, 1996, between the
               Company and DSC.
Appendix C--Amendment to Agreement, dated February 7, 1996, between the Company and DSC.
Appendix D--Agreement, dated February 9, 1996, between the Company and
               Hemisphere.
Appendix E--Agreement, dated October 6, 1995, between the Company and DSC.

                 AMENDMENT TO THE CERTIFICATE OF INCORPORATION

PROPOSED AMENDMENT

     The Board of Directors of the Company has unanimously approved the following amendment to the Company's Certificate of Incorporation, as amended, and directed that such amendment be submitted to the Company's stockholders for their consent:

       An amendment to Article IV of the Articles of Incorporation, as amended, to increased the authorized shares of Common Stock from 10,000,000 shares to 450,000,000 shares.

     Jack Birnholz and Richard Bradbury, who jointly control more than a majority of the Common Stock of the Company, have informed the Company that they intend to execute a written stockholder consent on or about the date of this Information Statement approving the proposed amendment to Article IV of the Company's Certificate of Incorporation, as amended.

      ACCORDINGLY, THE VOTE OR CONSENT OF THE OTHER STOCKHOLDERS OF THE COMPANY IS NOT REQUESTED OR REQUIRED TO APPROVE SUCH AMENDMENT.


REASON FOR ADOPTION

     As of the date of this Information Statement, there are 9,954,250 shares of Common Stock issued and outstanding. The Company's Certificate of Incorporation, as amended, currently authorizes a maximum of 10,000,000 shares of Common Stock. The purposes of this amendment to increase the authorized shares of Common Stock from 10,000,000 shares to 450,000,000 shares are to:
(i) permit the Company to issue shares of Common Stock in connection with the Transaction, as described immediately below; and (ii) provide sufficient available shares of Common Stock for distribution in a private or public offering or other acquisitions by the Company as they may be authorized pursuant to the actions of the Board of Directors. See "THE TRANSACTION."

                                THE TRANSACTION

GENERAL

     On August 19, 1996, the Company consummated a share exchange transaction with: (i) DSC, S.A. de C.V. ("DSC"), a company organized under the laws of Mexico; and (ii) Hemisphere Developments Limited ("Hemisphere"), a company organized under the laws of Isle of Man. As more fully described below, the share exchange transactions with DSC and Hemisphere will result in a change in the control of the Company that is expected to occur during the fourth quarter of 1996.

DSC TRANSACTION

     Pursuant to the share exchange transaction with DSC (the "DSC Transaction"), the Company acquired the following assets from DSC as of August 19, 1996 (the "Closing Date"): (i) DSC's 100 percent interest in Centro de Promociones Guerraro S.A. de C.V.; (ii) DSC's 75 percent interest in Clusters Inmobiliaria de Ixtapa, S.A. de C.V. ("Clusters Ixtapa"); (iii) a promissory note ("Clusters Note") in the principal amount of $5,625,000 of Clusters
Ixtapa; and (iv) DSC's 30 percent interest in Nueva Tierra, S.A. de C.V. ("Nueva Tierra"). Such assets acquired by the Company are collectively referred to herein as the "DSC Assets."

     In exchange for the DSC Assets, the Company issued to DSC on the Closing Date 485,930 shares of the Company's common stock, par value $.001 per share (the "Common Stock") and a Convertible Promissory Note (the "DSC Note") in the principal amount of $29,673,658. The DSC Note is convertible into 37,945,854 shares of Common Stock.

     The Company has the right to force the conversion of the DSC Note after the Company's Certificate of Incorporation has been amended to increase the number of authorized shares of Common Stock from 10,000,000 to 450,000,000.
The Company intends to amend its Certificate of Incorporation with the State of Delaware as soon as possible after the expiration of the twenty day period following the mailing of this Information Statement to stockholders. The Company anticipates that the authorized Common Stock will be increased and the DSC Note converted to Common Stock during the fourth quarter of 1996. In the event that the DSC Note is not converted prior to December 31, 1996, the DSC Note becomes immediately payable together with interest at a rate of five percent per year. The DSC Note is secured by the DSC Assets.

     The DSC Transaction was consummated pursuant to the Second Amendment to Agreement between the Company and DSC, dated July 31, 1996. The Second Amendment to Agreement modified and supplemented the First Amendment to Agreement, dated February 7, 1996, as described in the Company's Current Report on Form 8-K, dated February 28, 1996. The Second Amendment to Agreement modified and supplemented the original Agreement between the parties, dated October 6, 1995, as described in the Company's Current Report on Form 8-K, dated October 18, 1995. The Second Amendment, the First Amendment and the original Agreement (collectively referred to herein as the "DSC Agreement") are attached to this Information Statement as Appendix A, B and C, respectively.

     The original Agreement and the First Amendment contemplated the acquisition by the Company of Tropical Club Ixtapa S.A. de C.V., Impulsora Turistica de Occidente, S.A. de C.V., Tropical Club Isla Mujeres S.A. de C.V., Promocaribe, S.A. de C.V., DSC Casa Blanca, S.A. de C.V. and Pez Maya, S.A. de C.V. The Company decided not to acquire such companies because such companies and their assets are presently the subject of debt-related legal proceedings in Mexico. To the extent that in the future the Company is able to negotiate a restructuring of such debt with the banks and other debt holders, the Company may in the future consider acquiring such companies through a share exchange transaction or otherwise. Neither the Company, nor DSC, however, is presently involved in any such negotiations or has any understanding, agreement or arrangement with any such banks or debt holders for the debt restructuring or settlement of such debt.

     At the Closing of the DSC Transaction, the Company also elected not to acquire DSC's 12.3 percent interest in Malecon S.A. de C.V. and DSC's 30 percent interest in Corporacion Inmobiliaria del Norte, S.A. de C.V., since such interests were subject to a right of first refusal by the majority stockholders of the respective companies and certain pledges to banks or other financial institutions. In the event that such rights of first refusal are waived and such pledges are removed or accepted by the Company, the DSC Agreement provides that the Company may acquire such interests by issuing to DSC a convertible note (on terms similar to the DSC Note) in the principal aggregate amount of $2,600,855.

     Pursuant to the DSC Agreement, DSC has loaned approximately $170,000 to the Company. Approximately $105,000 of the proceeds of such loans have been used by the Company for costs incurred in connection with the DSC Transaction and the balance has been used for working capital purposes. Such loans were repaid by the Company on the Closing Date through the reduction of account receivables due from DSC to the companies acquired. After the Closing Date, DSC has made advances in the approximate amount of $25,000 and may in the future make additional advances to the Company that will likewise be repaid through the reduction of such accounts receivables.

     The shares of Common Stock issued to DSC on the Closing Date and upon conversion of the DSC Note have and will be issued by the Company in reliance on the exemption from registration under the Securities Act of 1933 provided by Regulation S. The DSC Agreement provides that the shares of Common Stock issued to DSC will be afforded certain demand and piggyback registration rights.

     Pursuant to the DSC Agreement, John Day, Geoffrey Bell and Jack Birnholz resigned from the Company's Board of Directors on the Closing Date and the remaining members of the Board--Richard Bradbury and Alton Hollis--appointed Bernardo Dominguez C. (the President of DSC) to fill a vacancy on the Company's Board of Directors.

     As required by the DSC Agreement, Messrs. Bradbury and Birnholz executed a proxy agreement on the Closing Date, pursuant to which DSC may vote the Common Stock held by such persons in order to effectuate the transactions contemplated by the DSC Agreement. Accordingly, the shares owned by Messrs. Bradbury and Birnholz may be voted by DSC to approve the amendment to the Company's Certificate of Incorporation to increase the authorized shares of Common Stock. DSC has advised the Company that, in the event that DSC exercises its proxy with respect to the amendment to the Company's Certificate of Incorporation, DSC intends to execute the stockholder consent to approve such amendment. The proxy agreement terminates upon the earlier of the Company's authorization to increase the Common Stock or December 31, 1996.

     For purposes of the DSC and Hemisphere Transactions, the Common Stock has been valued at $.782 per share. See "The Transaction--Reasons for the Transaction-valuation of the Company."

DSC ASSETS

     The DSC Assets consist of: (i) 100 percent equity interest in Centro de Promociones Guerraro S.A. de C.V.; (ii) 75 percent equity interest in Clusters Ixtapa; (iii) a note receivable in the principal amount of $5,625,00; and (iv) DSC's 30 percent interest in Nueva Tierra. For information regarding Nueva Tierra, see below under the caption "Hemisphere /Nueva Tierra Assets."

     Centro de Promociones Guerraro S.A. de C.V., a company formed under the laws of Mexico on March 13, 1989, owns land located in Acapulco, Mexico, known as Campo de Tiro. The eight-acre, partially developed property is being held for investment and is subject to a mortgage (including accrued interest) in the approximate amount of $659,508. See "CERTAIN INFORMATION CONCERNING COMPANY--Description of Property."

     Clusters Ixtapa, a company formed under the laws of Mexico on July 24, 1991, owns land in Ixtapa on the pacific coast of Mexico in the state of Guerrero. The 26-acre property is being held for investment. See "CERTAIN INFORMATION CONCERNING THE COMPANY--Description of Property." Clusters Ixtapa has received loans in the principal amount of $23,007,000 (the "NAFIN Debt") from its lender, National Financiera, S.N.C. Bank ("NAFIN"). On December 29, 1995, Clusters Ixtapa, DSC and NAFIN entered into a restructuring plan with respect to the NAFIN Debt. Pursuant to this plan, DSC has assumed the NAFIN Debt in exchange for Clusters Ixtapa's payment of approximately $15,341,000 and DSC's payment of the difference. Such payment by DSC, as well as the repayment of certain other debt of DSC to NAFIN, will be made by the transfer from DSC to NAFIN of approximately 15,991,000 shares of the Company's Common Stock upon the conversion of the DSC Note. Pursuant to the DSC Transaction, the Company acquired from DSC a $5,625,000 debt obligation of Clusters Ixtapa on the Closing Date.

     The DSC Assets have been valued at $30,053,655 for purposes of the DSC Transaction. Based upon the $.782 per share value of the Common Stock, the Company will issue an aggregate 37,945,854 shares of Common Stock as consideration for the DSC Assets.

HEMISPHERE TRANSACTION

     Simultaneously with the DSC Transaction, the Company consummated a share exchange transaction ("Hemisphere Transaction") with Hemisphere, a real estate investment business. Pursuant to the Hemisphere Transaction, the Company acquired from Hemisphere on the Closing Date all of the common stock of Newland Corporation ("Newland"), a Marshall Isles company formed on December 12, 1995, which owns 70 percent of the common stock of Nueva Tierra. As a result of the Hemisphere Transaction and the DSC Transaction, the Company owns 100 percent of the stock of Nueva Tierra, a Mexican company formed on October 6, 1995. As more fully described below, Nueva Tierra owns a majority interest and is the general partner of the following four real estate Asociacion en Participacion ("Participating Associations"), a form of limited partnership in Mexico: (i) Villas Del Carbon; (ii) Barra del Tordo; (iii) Hacienda del Franco; and (iv) Bahia de Cortes.

     In exchange for the 70 percent interest in Nueva Tierra, the Company issued 514,070 shares of Common Stock to Hemisphere on the Closing Date and a convertible note (the "Hemisphere Note") in the principal amount of $32,120,440. The Hemisphere Note is identical in form to the DSC Note and is convertible into an aggregate of 41,074,732 shares of Common Stock. The shares of Common Stock issued to Hemisphere on the Closing Date and upon conversion of the Hemisphere Note have and will be issued by the Company in reliance on the exemption from registration under the Securities Act of 1933 provided by Regulation S. The Hemisphere Agreement provides that such shares of Common Stock will be afforded certain demand and piggyback registration rights.

     The Hemisphere Transaction was consummated pursuant to the Amendment to Agreement between the Company and Hemisphere, dated July 31, 1996. The Amendment to Agreement modified and supplemented the original Agreement with Hemisphere, dated February 7, 1996, as described in the Company's Current Report on Form 8-K, dated February 28, 1996. The original Agreement with Hemisphere contemplated the acquisition of Las Arboledas, Ensenada Blanca, Playas de Brisa Mar, and El Quelele, which Participating Associations the Company has elected not to acquire in the Hemisphere Transaction as a result of the completion of the Company's due diligence review of the transaction. The original Agreement with Hemisphere and Amendment (collectively referred to herein as the "Hemisphere Agreements") are attached to this Information Statement as Appendix D and E respectively.

HEMISPHERE/NUEVA TIERRA ASSETS

     Nueva Tierra, all of the stock of which the Company has acquired in the DSC and Hemisphere Transactions, has a majority interest in four real estate projects in Mexico, as set forth below.

     Villas del Carbon, a Participating Association formed under the laws of Mexico on January 19, 1996, owns a residential development located in Villa del Carbon, State of Mexico, in which Nueva Tierra has a 79.1 percent interest.
The 25-acre property, which is presently being held by the Company for investment, is partially developed and presently has a clubhouse, roads and utility lines to the property boundary. Preliminary development plans call for development of 180 home sites for sale to builders or individuals who wish to construct weekend country houses. This property is not subject to any mortgage. For additional information regarding this property, see "CERTAIN INFORMATION CONCERNING THE COMPANY--Description of Property."

     Barra del Tordo, a Participating Association formed under the laws of Mexico on January 17, 1996, owns a resort development project located in Barra del Tordo in the state of Tamaulipas, Mexico, in which Nueva Tierra has a 79.8 percent interest. The property consists of approximately 670 acres of land, including 3.5 kilometers of beachfront property facing the Gulf of Mexico. At present, construction of 24 condominiums is approximately 80 percent complete. Nueva Tierra had planned to complete the initial 24 condominiums at some point in the future when market conditions are appropriate; accordingly the project is being held for investment or future development. The property is subject to a mortgage (including accrued interest) in the amount of $3,490,298, as of June 30, 1996. For additional information regarding this property, see "CERTAIN INFORMATION REGARDING THE COMPANY--Description of Property."

     Hacienda del Franco, a Participating Association formed under the laws of Mexico on January 10, 1996, owns a residential development project located near Silao in the State of Guanajuato, in which Nueva Tierra has a 81.1 percent interest. The property consists of approximately 260 acres of land and includes a traditional colonial style hacienda. The property is being held for investment or possible development centered around the hacienda. The property is subject to a mortgage (including accrued interest) in the amount of $511,227, as of June 30, 1996. For additional information regarding this property, see "CERTAIN INFORMATION REGARDING THE COMPANY--Description of Property."

     Bahia de Cortez, a Participating Association formed under the laws of Mexico on February 7, 1996, owns a resort development project located in Baja California near La Paz, in which Nueva Tierra has a 78.1 percent interest. The property consists of approximately 3,080 acres of land, including over five kilometers of beachfront property. The property is not subject to any mortgage. For additional information regarding this property, see "CERTAIN INFORMATION REGARDING THE COMPANY--Description of Property."

CHANGE IN CONTROL OF COMPANY

     A change in control of the Company will occur upon the conversion of the DSC and Hemisphere Notes. At such time, DSC will own approximately 25 percent, Hemisphere will own approximately 47 percent, and NAFIN will own approximately 18 percent of the then outstanding Common Stock. See "Certain Information Concerning the Company--Voting Securities and Principal Stockholders." As a result, any two of these companies acting in concert will be in a position to determine the outcome for the election of directors and thereby control the Company. The change of control is expected to occur during the fourth quarter of 1996. At such time, approximately 88,974,836 shares of Common Stock will be issued and outstanding.

     The Company intends to call a special meeting of the stockholders after the conversion of the DSC and Hemisphere Notes to elect three to five directors, one of which will be proposed by the Company, one of which will be proposed by Hemisphere and the remainder proposed by DSC. The DSC Agreement provides that Mr. Bradbury will enter into an employment agreement with the Company on terms similar to his present employment agreement with the Company. In addition, it is expected that Mr. Bradbury will continue to serve on the Board.

REASONS FOR THE TRANSACTION

Factors Considered By the Board of Directors.

     The Board of Directors (the "Board") has given careful consideration to the Transaction, including, the relative values of the Company, the DSC Assets and the Hemisphere Assets, the potential benefits of the share exchange, the interests of management in the share exchange, and the risks of the share exchange to the Company's existing shareholders. The Board also considered, upon the opinion of its appraisal subsidiary, the fairness to the Company's shareholders of the value of the property being acquired in exchange for the Company's Common Stock. Based on the foregoing considerations and as discussed in detail below, the Board of Directors believes that the transactions contemplated by the DSC

Agreement and the Hemisphere Agreement are fair and in the best interest of the Company and its stockholders.

Valuation of the Company.

     The Common Stock is thinly traded. For the year 1995, the total trading volume of the Common Stock was 9,500 shares at prices ranging from $.75 to $1.00. Given the lack of public market, the parties to the transaction have determined, for purposes of the Transaction, the value of the Common Stock based upon the agreed upon value of the Company of $7,000,000, divided by the 8,954,187 shares of Common Stock issued and outstanding as of the date of Closing. The agreed upon value of the Company is based upon the value of the Company's present operations ($1,500,000) and the Company's land on Caye Bokel, Belize (approximately $5,500,000, predicated on a land residual approach, assuming a 250 unit destination resort). The stockholders of the Company prior to the Transaction may benefit from the negotiated value placed on the Company since such value significantly exceeds the recorded value of the Company's stockholders' equity and the fair value of the Company's net assets.

Valuation of DSC and Hemisphere Assets.

     In valuing the DSC Assets and the Hemisphere Assets, the Board received appraisals prepared by a third party valuation firm. See "Reasons for the Transaction and Share Exchange - Third Party Appraisals." The Board requested Appraisal Group, Inc., its valuation subsidiary, to review the appraisals to determine whether the value of the DSC Assets and the Hemisphere Assets are at least equivalent to that of the Common Stock to be issued in the Transaction. After inspecting the properties, the property appraisals and the information provided by DSC and Hemisphere, Appraisal Group, Inc. concluded the overall portfolio value was equivalent to the Company's Common Stock being issued. The Board of Directors concluded that given the factors discussed above and the other benefits believed by the Board to accrue to the Company by virtue of the Transaction that the values established for the DSC Assets and the Hemisphere Assets are fair to the Company's stockholders from a financial point of view.

Board Approval of the Transaction.

     Prior to the Transaction, the Company's strategy has been to be a boutique international appraisal and valuation firm and to expand its operations through acquisitions. The Company's initial strategy was to acquire a network of appraisal firms to perform appraisal valuation activities in their particular market areas. The Company initially was successful in this strategy with the acquisition (through a joint venture with Novotrade Rt.) and formation of Appraisal Group International, Rt., Budapest Hungary, as described elsewhere herein. However, the lack of sufficient assets of the Company to qualify to be listed on the "NASDAQ SmallCap Market" and the lack of an active market for the Company's shares has been a detriment in the Company's ability to acquire strategically-located appraisal firms to enhance the Company's growth. The acquisition of Caye Bokel Limited, described herein, has helped to provide additional asset base to meet the "NASDAQ SmallCap Market" listing requirements. The difficulties in identifying feasible acquisitions of strategically-located appraisal firms as well as the Company's lack of significant resources to effectuate acquisitions in real estate investments has hampered the success of the Company's growth strategy.

     The Board believes that the assets acquired in the Transaction and the relationship with DSC and Hemisphere will improve the Company's ability to effect acquisitions, generate cash flows, provide access to the capital markets and will thereby enhance the Company's long-term growth prospects. This potential for growth resulting from the Transaction in comparison to such growth potential without the Transaction and the existing lack of a meaningful market for the Company's stock was a strong factor in support of the Board's conclusion that the Transaction was fair to shareholders. In the course of the Transaction, DSC and Hemisphere have provided a willingness to provide financial support to the Company, thereby enhancing the Company's ability to achieve its desired growth through acquisition and real estate investments on more advantageous terms than what might otherwise be available.

     The Board further believes that the Company will benefit from the Transaction, by giving the Company the ability to expand its operations in Latin America through the existing relationships of DSC and Hemisphere. The Transaction may also provide additional intangible benefits that the Board believes will be instrumental to the Company's success. These potential benefits include, among others, increased recognition in the international real estate market, development of a fluid market for the Common Stock, possible access to the capital and equity markets, (particularly, with respect to potential acquisitions by the Company) and other benefits accruing from an association with a company whose businesses are compatible with the Company's business. These factors, as well as the fact that the Board believes that the value in DSC and Hemisphere to the Company are greater than the value given by the Company in the share exchange, are in the view of the Board, supportive of the fairness to shareholders of the Transaction.

CERTAIN CONSIDERATIONS

     In addition to the other information contained in this Information Statement, the Company's stockholders should be aware of the following risks related to the Transaction and the Company.

1. Losses from Operations and Need for Financing. The Company has continuously sustained losses from operations. The Company incurred losses of $359,800 and $236,700 during the last two fiscal years ended December 31, 1995 and 1994, respectively. The Company will require additional financing in order to fully implement the Company's business strategy. To raise additional financing, the Company may have to seek such funds through public or private equity or debt financing. Should the Company raise capital through such equity financing arrangement, the then existing stockholders may experience substantial dilution in the their investment in the Company. At the present time, there are no agreements, understandings or arrangements with any parties with respect to additional financing for the Company. Accordingly, there can be no assurance that an agreement will be reached with respect to any additional financing.

2. Substantial Indebtedness and Ability to Service Debt. Giving effect to the Transaction, the Company has approximately $5,774,000 of total liabilities as of the date of this Information Statement. In addition, the Company may be required to incur additional indebtedness in the future in order to fully implement the Company's business strategy. See above. The level of the Company's indebtedness could have important consequences to the stockholders of the Company, including the following: (i) the ability of the Company to obtain any necessary debt financing in the future for working capital, capital expenditure or other purposes may be limited; (ii) any cash flow from operations must be dedicated to payment of principle and interest on its indebtedness and will not be available for other purposes; (iii) the Company's level of indebtedness could limit its flexibility in planning for or reacting to changes in its business; (iv) the Company's high level of indebtedness may make it more vulnerable in the event of a downturn in its business or the economy in general; and (v) in the event that the Company is unable to service its debt requirements, the Company may be required to sell its assets in order to meet its debt service requirements, which sales may be required to be made at prices below the then market value of such assets.
Unless the Company is able to generate cash flow from operations or obtain additional financing for debt service requirements, the Company will face substantial liquidity problems. See "CERTAIN INFORMATION CONCERNING THE COMPANY -- Management's Discussion and Analysis."

3.   Development Risks.   The Company owns eight properties which it currently
holds for investment purposes. Although the diversity in the size, type and location of its properties should reduce the risks attended upon the ownership of any single property, the Company will be subject to the risks generally inherent in the ownership of real estate properties such as a downturn in general or local economic conditions or an increase in the real property tax rate. In the event that in the future the Company develops such properties, the Company will be subject to various additional risks including inability to obtain financing, inability to obtain building permits or necessary zoning changes, construction delays, inability to complete construction at projected costs and to fund any excess construction costs, strikes, adverse weather conditions, and other conditions beyond the control of the Company. No assurance can be given that the Company will be successful in completing any development projects undertaken.

4. Assumed Liabilities. The Company could become liable for liabilities associated with the properties acquired in the Transaction. Such liabilities may include various contingent or undisclosed liabilities. Although the Company is not aware of any such liabilities that would be material to the Company, the existence of such liabilities could have a substantial adverse effect on the Company.

5. Competition. The Company's business is highly competitive. The Company's appraisal and real estate consulting business competes with, among other persons, "Big 6" accounting firms which have substantially greater financial and other resources than the Company. See "CERTAIN INFORMATION CONCERNING THE COMPANY -- Business Operations." In addition, to the extent that the Company seeks to develop its real estate properties, the Company will be required to compete with numerous developers ranging from small local to larger regional and national builders and developers, some of which have greater sales and financial resources than the Company. No assurance can be given that the Company will be able to compete with such other builders and developers. See "CERTAIN INFORMATION CONCERNING COMPANY -- Description of Property."

6. Lack of Public Market for the Common Stock. The Common Stock is thinly traded. For the year 1995, the total trading volume of the Common Stock was 9,500 shares. The

Common Stock is eligible for trading on the NASD Electronic Bulletin Board.
As compared with other markets, an investor may find it more difficult to dispose of or obtain accurate quotations for the price of securities traded on the NASD Electronic Bulletin Board. In addition, if the trading price of the Common Stock is less than $5.00 per share, trading in the Common Stock would also be subject to certain rules promulgated under the 1934 Act, which require additional disclosure by broker-dealers in connection with any trades involving a stock defined as a penny stock (generally, any non-NASDAQ equity security that has a market price of less than $5.00 per share, subject to certain exceptions). Such rules require the delivery, prior to any penny stock transaction, of a disclosure schedule explaining the penny stock market and the risks associated therewith, and impose various sales practice requirements on broker-dealers who sell penny stock to persons other than established customers and accredited investors. For these types of transactions, the broker-dealer must make a special suitability determination for the purchaser and have received the purchaser's written consent to the transaction prior to sale. The additional burdens imposed upon broker-dealers by such requirements may discourage broker-dealers from effecting transactions in the Common Stock, which could severely limit the market liquidity of the Common Stock and the ability of persons to sell the Common Stock.

7. No Appraisal Rights. Under the applicable provisions of the Delaware General Corporations Law, the Company will not have any dissenters' appraisal rights in connection with the Transaction or any other transaction described in this Information Statement.

8. No Dividends. The Company has not paid any cash dividends on this Common Stock since its inception, does not anticipate paying any cash dividends in the foreseeable future and intends to retain earnings, if any, to provide funds for general corporate purposes and the expansion of the Company's business. The payment of any future dividends by the Company will be dependent upon the earnings of the Company, its financial requirements and other relevant factors.

9. Control by Principal Stockholders. Upon conversion of the DSC and Hemisphere Notes, DSC will own approximately 25 percent, Hemisphere will own approximately 47 percent, and NAFIN will own approximately 18 percent of the then outstanding Common Stock. See "Certain Information Concerning the Company--Voting Securities and Principal Stockholders." As a result, any two of these companies acting in concert will be in a position to determine the outcome for the election of directors and thereby control the Company.

ACCOUNTING TREATMENT OF TRANSACTION

     The Company has accounted for the Transaction as a purchase of the companies and the interests in the Participating Associations that it has acquired.

THIRD PARTY APPRAISAL

     Third Party Appraisals and Valuation services have been performed by Sergio H. Parra R., Engineer, with the Mexican designation of "Perito Valuador" Mr. Parra holds professional designations and licenses as a Topography and Hydro Engineer, Professor of Mathematics and Valuation (Appraiser), specializing in land tracts. Mr. Parra since 1990 has been registered with the Mexican National Banking Committee, and has been performing valuation services on behalf of large financial institutions including Bancomar, Banamex and Bital with respect to their loans to residential and resort land developers. The selection of Mr. Parra to perform the third party appraisals was based on his extensive experience preparing similar valuations on behalf of financial institutions. Mr. Parra is not affiliated with the Company or any of the parties to the Transaction.

     Mr. Parra independently determined the value of each of the properties described herein, utilizing the valuation practices and procedures used in Mexico. The methodology utilized for large parcels of vacant land is the Residual Technique. This concept analyzes the overall parcel giving the highest value to the beachfront and decreasing value to the remainder portion of the parcel and establishing a value for the entire land parcel. In addition, the Depreciated Replacement Cost Method is utilized for improvements on the property.

FEDERAL INCOME TAX CONSEQUENCES

     The transaction will have no federal income tax effects on the Company or its stockholders.

NO APPRAISAL RIGHTS

     Under the applicable provisions of the Delaware General Corporations Law, the Company will not have any dissenters' appraisal rights in connection with the Transaction or any other transaction described in this Information Statement.

REGULATORY REQUIREMENTS

     The Company is not aware of any federal or state regulatory requirements that must be complied with or regulatory approval that must be obtained in connection with the agreements with DSC and Hemisphere and the transaction contemplated thereby, other than the filing of a Certificate of Amendment to the Company's Certificate of Incorporation pursuant to the applicable provisions of the Delaware General Corporation Law.

                        PRO FORMA FINANCIAL INFORMATION

               INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


     The unaudited Pro Forma Condensed Consolidated Balance Sheet for the year ended December 31, 1995 and for the six months ended June 30, 1996 assumes that the Transaction, as described herein, had been consummated on December 31, 1995 and on June 30, 1996.

     The unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1995 and for the six months ended June 30, 1996 assumes that the Transaction, as described herein, had been consummated at the beginning of such periods.

     The following unaudited pro forma condensed consolidated financial statements are presented to reflect the estimated impact on the historical Consolidated Financial Statements of the Company, and of the issuance to Hemisphere of 514,070 shares, on December 31, 1995 and June 30, 1996, of Common Stock and a Convertible Note in the amount of $31,455,000 on December 31, 1995 and $32,120,000 on June 30, 1996, and the issuance to DSC of 495,930 shares on December 31, 1995 and June 30, 1996, of Common Stock and a Convertible Note in the amount $28,992,000 on December 31, 1995 and $29,674,000 on June 30, 1996
for the companies and interests acquired on August 19, 1996. The Transaction has been accounted for as a purchase.

     The pro forma condensed consolidated financial statements have not been audited or reviewed by the Company s independent certified public accountants. Accordingly, these statements are subject to adjustments upon audit, which will be conducted for the fiscal year ended December 31, 1996. These statements give effect only to the reclassifications and adjustments set forth in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. Unaudited pro forma information is not necessarily indicative of the results of operations or financial position which would have occurred had the Transaction been consummated at the beginning of the earliest period presented, nor is it necessarily indicative of the Company s future results of operations or future financial period.

               INTERNATIONAL REALTY GROUP, INC. and SUBSIDIARIES
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                            As of December 31, 1995
                                 (000 Omitted)

                                                                                                BARRA DEL            BAHIA DE
                                                                                                ---------            --------
                                            COMPANY            CENTRO           IXTAPA             TORDOS              CORTES
                                            -------            ------           ------             ------              ------
                                                                                                   ASSETS
                                                                                                   ------
Current Assets
   Cash and Equivalents                    $     19          $     ---        $     ---         $      ---          $       ---
   Accounts Receivable,
   Trade                                        222                ---              ---                ---                  ---
   Accounts Receivable, Related                 ---                242            1,416                ---                  ---
   Income  and V.A.T.Tax Refundable             ---                ---              433                ---                  ---
   Other Current Assets                          27                ---              ---                ---                  ---
                                           --------          ---------        ---------         ----------          -----------
        TOTAL CURRENT ASSETS                    268                242            1,849                ---                  ---
Marketable Securities Avail.For Sale             35                ---              ---                ---                  ---
Property Held for Investment                    481                839           17,020              9,942               45,728
Furniture, Equip. and Improvements              206                ---              ---                ---                  ---
Note Receivable, Related                        ---                ---              ---                ---                  ---
Excess of Cost over Fair Value of
  Net Assets Acquired                           140                ---              ---                ---                  ---
Other Assets                                     52                ---              ---                ---                  ---
                                           --------          ---------        ---------         ----------          -----------
        TOTAL ASSETS                       $  1,182          $   1,081        $  18,869         $    9,942          $    45,728
                                           ========          =========        =========         ==========          ===========

                                                                        LIABILITIES & SHAREHOLDERS  EQUITY
Liabilities:
  Accounts Payable                         $    135          $      58        $      68         $      ---          $       ---
  Mortgages and Notes Payable                   152                340              ---              2,080                  ---
  Accrued Liabilities                           403                375               83              1,339                  ---
  Notes Payable - Related                        27                  1            5,505                ---                  ---
Long-term Debt                                   49                ---              ---                ---                  ---
                                           --------          ---------        ---------         ----------          -----------
        TOTAL  LIABILITIES                      766                774            5,656              3,419                  ---
Convertible Note                                ---                ---              ---                ---                  ---
Minority Equity                                  35                ---            3,306              1,316               10,015
                                           --------          ---------        ---------         ----------          -----------
                                                801                774            8,962              4,735               10,015
                                           --------          ---------        ---------         ----------          -----------
Shareholder's Equity
  Common stock                                    9                  1               10                  7                   46
  Capital in excess of par                      835                306            9,897              5,200               35,667
  Accumulated Deficit                          <463>               ---              ---                ---                  ---
                                           --------          ---------        ---------         ----------          -----------
TOTAL SHAREHOLDERS EQUITY                       381                307            9,907              5,207               35,713
                                           --------          ---------        ---------         ----------          -----------

TOTAL LIABILITIES &
SHAREHOLDERS'  EQUITY                       $ 1,182          $   1,081        $  18,869         $   9,942           $    45,728
                                            =======          =========        =========         ==========          ===========
                                           VILLAS DEL         HACIENDA          CLUSTERS          PRO FORMA          PRO FORMA
                                           ----------         --------          --------          ---------          ---------
                                               CARBON        DE FRANCO              NOTE        ADJUSTMENTS       CONSOLIDATED
                                               ------        ---------              ----        -----------       ------------
Current Assets
  Cash and Equivalents                      $   ---          $     ---        $     ---         $      ---          $       19
  Accounts Receivable, Trade                    ---                ---              ---                ---                 222
  Accounts Receivable, Related                  ---                ---              ---                ---               1,658
  Income  and V.A.T.Tax Refundable              ---                ---              ---                ---                 433
  Other Current Assets                          ---                ---              ---                ---                  27
                                            -------          ---------        ---------         ----------          ----------
        TOTAL CURRENT ASSETS                    ---                ---              ---                ---               2,359
Marketable Securities Avail.For Sale            ---                ---              ---                ---                  35
Property Held for Investment                  1,203              4.986              ---                ---              80,199
Furniture, Equip. and Improvements              ---                ---              ---                ---                 206
Note Receivable, Related                        ---                ---            5,505             <5,505>         ----------
Excess of Cost over Fair Value of Net
  Assets Acquired                               ---                ---              ---                ---                 140
Other Assets                                    ---                ---              ---                ---                  52
                                            -------          ---------        ---------         ----------          ----------
        TOTAL ASSETS                        $ 1,203          $   4,986        $   5,505         $   <5,505>         $   82,991
                                            =======          =========        =========         ==========          ==========

                                       LIABILITIES & SHAREHLDERS' EQUITY
Liabilities:
  Accounts Payable                          $   ---          $     ---        $     ---         $      ---          $      261
  Mortgages and Notes Payable                   ---                474              ---                ---               3,046
  Accrued Liabilities                           ---                 27              ---                ---               2,227
  Notes Payable - Related                       ---                ---              ---              5,505                  28
Long-term Debt                                  ---                ---              ---                ---                  49
                                            -------          ---------        ---------         ----------          ----------
        TOTAL  LIABILITIES                      ---                501              ---              5,505               5,611
Convertible Note                                ---                ---              ---            <60,447>             60,447
Minority Equity                                 252                846              ---                ---              15,770
                                            -------          ---------        ---------         ----------          ----------
                                                252              1,347              ---            <54,942>             81,828
                                            -------          ---------        ---------         ----------          ----------
Shareholder s Equity
  Common stock                                    1                  5                7                 76                  10
  Capital in excess of par                      950              3,634            5,498             60,371               1,616
  Accumulated Deficit                           ---                ---              ---                ---                <463>
                                            -------          ---------        ---------         ----------          ----------
TOTAL SHAREHOLDERS EQUITY                       951              3,639            5,505             60,447               1,163
                                            -------          ---------        ---------         ----------          ----------

TOTAL LIABILITIES &
SHAREHOLDERS  EQUITY                        $ 1,203          $   4,986        $   5,505         $    5,505          $   82,991
                                            =======          =========        =========         ==========          ==========

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

               INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995








                                                 COMPANY                CENTRO             IXTAPA                 PRO FORMA
                                                 -------                ------             ------                 ---------
                                                                                                               CONSOLIDATED
                                                                                                               ------------
Revenue:
  Professional Fees                            $1,024,600           $     ---         $       ---              $ 1,024,600
  Interest                                         95,000                 ---           7,031,860                7,126,860
  Other                                           102,500                 ---                 ---                  102,500
                                               ----------           ---------         -----------              -----------
                         TOTAL REVENUE          1,222,100                 ---           7,031,860                8,253,960
                                               ----------           ---------         -----------              -----------
Operating Expenses
  Amortization and Depreciation                    87,800                 ---                 ---                   87,800
  Bad Debt                                         73,300                 ---                 ---                   73,300
  Direct Operating                                620,800                 ---                 ---                  620,800
  Interest                                         27,000             130,135           9,820,967                9,978,102
  Payroll and Related                             415,700                 ---                 ---                  415,700
  Rent                                             55,400                 ---                 ---                   55,400
  Selling, General and Administrative             246,900                 ---                 ---                  246,900
                                               ----------           ---------         -----------              -----------
               TOTAL OPERATING EXPENSE          1,526,900             130,135           9,820,967               11,478,002
                                               ----------           ---------         -----------              -----------

Loss Before Other Additions, Minority
Interests and Taxes                              <304,800>           <130,135>         <2,789,107>              <3,224,042>
                                               ----------           ---------         -----------              -----------

Gain or Loss from foreign currency                    ---                 ---             373,833                  373,833

Other Deductions                                  <51,500>           <113,038>             <2,812>                <167,350>
                                               ----------           ---------         -----------              -----------
                                                  <51,500>           <113,038>            371,021                  206,483
                                               ----------           ---------         -----------              -----------
Loss Before Provision for Income Tax             <356,300>           <243,173>         <2,418,086>              <3,017,559>

Provision for Income Tax (Benefit)                  2,900                 ---             <16,219>                 <13,319>
                                               ----------           ---------         -----------              -----------

Loss Before Minority Interest                    <359,200>           <243,173>         <2,401,867>              <3,004,240>

Minority Interest                                    <600>                ---                 ---                     <600>
                                               ----------           ---------         -----------              -----------

Net Loss                                       $ <359,800>         $ <243,173>        $<2,401,867>             $<3,004,840>
                                               ==========          ==========         ===========              ===========
Loss per Common share                          $    <0.04>                ---                 ---              $     <0.30>
                                               ==========          ==========         ===========              ===========
Weighted average Common shares,
outstanding                                     8,324,395                 ---                 ---                9,954,250
                                               ==========          ==========         ===========              ===========

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

              INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1996
                                 (000 Omitted)

                                                                                               BARRA DEL            BAHIA DE
                                                                                               ---------            --------
                                            COMPANY           CENTRO           IXTAPA             TORDOS              CORTES
                                            -------           ------           ------             ------              ------
                                                                                                  ASSETS
                                                                                                  ------
Current Assets
 Cash and Equivalents                      $       18       $    ---         $      18           $      ---          $        ---
 Accounts Receivable, Trade                       147            ---               ---                  ---                   ---
 Accounts Receivable, Related                     ---            247             1,912                  ---                   ---
 Income  and V.A.T.Tax Refundable                 ---            ---                33                  ---                   ---
 Other Current Assets                              90            ---               ---                  ---                   ---
                                           ----------       --------         ---------           ----------          ------------
  TOTAL CURRENT ASSETS                            255            247             1,963                  ---                   ---
Marketable Securities Avail.For Sale               35            ---               ---                  ---                   ---
Property Held for Investment                      485            857            17,334               10,150                46,683
Furniture, Equip. and Improvements                197            ---               ---                  ---                   ---
Note Receivable, Related                          ---            ---               ---                  ---                   ---
Excess of Cost over Fair Value of
Net Assets Acquired                               132            ---               ---                  ---                   ---
Other Assets                                        8            ---               ---                  ---                   ---
                                           ----------       --------         ---------           ----------          ------------
 TOTAL ASSETS                              $    1,112       $  1,104         $  19,297           $   10,150          $     46,683
                                           ==========       ========         =========           ==========          ============
                                                                  LIABILITIES & SHAREHOLDERS  EQUITY
Liabilities:
 Accounts Payable                          $      129       $     59         $      70           $      ---          $        ---
 Mortgages and Notes Payable                      197            334               ---                2,123                   ---
 Accrued Liabilities                              448            332               120                1,367                   ---
 Notes Payable - Related                           38            ---             5,625                  ---                   ---
Long-term Debt                                     46            ---               ---                  ---                   ---
                                           ----------       --------         ---------           ----------          ------------
 TOTAL  LIABILITIES                               858            725             5,815                3,490                   ---
Convertible Note                                  ---            ---               ---                  ---                   ---
Minority Equity                                    32            ---             3,370                1,344                10,224
                                           ----------       --------         ---------           ----------          ------------
                                                  890            725             9,188                4,834                10,224
                                           ----------       --------         ---------           ----------          ------------
Shareholder s Equity
 Common stock                                       9              1                13                    7                    47
 Capital in excess of par                         879            378            10,099                5,309                36,412
Accumulated Deficit                              <666>           ---               ---                  ---                   ---
                                           ----------       --------         ---------           ----------          ------------
TOTAL SHAREHOLDERS                                222            379            10,112                5,316                36,459
                                           ----------       --------         ---------           ----------          ------------
      EQUITY
TOTAL LIABILITIES &
      SHAREHOLDERS                         $    1,112       $  1,104         $  19,297           $   10,150          $     46,683
                                           ==========       ========         =========           ==========          ============
      EQUITY

                                           VILLAS DEL         HACIENDA          CLUSTERS          PRO FORMA          PRO FORMA
                                           ----------         --------          --------          ---------          ---------
                                               CARBON        DE FRANCO              NOTE        ADJUSTMENTS       CONSOLIDATED
                                               ------        ---------              ----        -----------       ------------

Current Assets
 Cash and Equivalents                       $     ---        $     ---          $     ---       $       ---       $       36
 Accounts Receivable, Trade                       ---              ---                ---               ---              147
 Accounts Receivable, Related                     ---              ---                ---               ---            2,159
 Income  and V.A.T.Tax Refundable                 ---              ---                ---               ---               33
 Other Current Assets                             ---              ---                ---               ---               90
                                            ---------        ---------          ---------       -----------       ----------
  TOTAL CURRENT ASSETS                            ---              ---                ---               ---            2,465
Marketable Securities Avail.For Sale              ---              ---                ---               ---               35
Property Held for Investment                    1,228            5,090                ---               ---           81,827
Furniture, Equip. and Improvements                ---              ---                ---               ---              197
Note Receivable, Related                          ---              ---              5,625            (5,625)             ---
Excess of Cost over Fair Value of
Net Assets Acquired                               ---              ---                ---               ---              132
Other Assets                                      ---              ---                ---               ---                8
                                            ---------        ---------          ---------       -----------       ----------
 TOTAL ASSETS                               $   1,228        $   5,090          $   5,625       $    (5,625)      $   84,664
                                            =========        =========          =========       ===========       ==========

Liabilities:
 Accounts Payable                           $     ---        $     ---          $     ---       $       ---       $      258
 Mortgages and Notes Payable                      ---              484                ---               ---            3,138
 Accrued Liabilities                              ---               27                ---               ---            2,294
 Notes Payable - Related                          ---              ---                ---             5,625               38
Long-term Debt                                    ---              ---                ---               ---               46
                                            ---------        ---------          ---------       -----------       ----------
 TOTAL  LIABILITIES                               ---              511                ---             5,625            5,774
Convertible Note                                  ---              ---                ---           <61,794>          61,794
Minority Equity                                   257              864                ---               ---           16,091
                                            ---------        ---------          ---------       -----------       ----------
                                                  257            1,375                ---           <56,169>          83,659
                                            ---------        ---------          ---------       -----------       ----------
Shareholder s Equity
 Common stock                                       1                5                  7                80               10
 Capital in excess of par                         970            3,710              5,618            61,714            1,661
Accumulated Deficit                               ---              ---                ---               ---             <666>
                                            ---------        ---------          ---------       -----------       ----------
TOTAL SHAREHOLDERS                                971            3,715              5,625            61,794            1,005
                                            ---------        ---------          ---------       -----------       ----------
      EQUITY
TOTAL LIABILITIES &
      SHAREHOLDERS                          $   1,228        $   5,090          $   5,625       $     5,625       $   84,664
                                            =========        =========          =========       ===========       ==========
     EQUITY

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

               INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1996




                                                 COMPANY                CENTRO             IXTAPA                 PRO FORMA
                                                 -------                ------             ------                 ---------
                                                                                                               CONSOLIDATED
                                                                                                               ------------
Revenue:
  Professional Fees                            $  309,800             $     ---          $     ---             $    309,800
  Interest                                                                  ---             56,363                   56,363
                                               ----------             ---------          ---------             ------------
    TOTAL REVENUE                                 309,800                   ---             56,363                  366,163
                                               ----------             ---------          ---------             ------------

Operating Expenses
  Amortization and Depreciation                    27,400                   ---                ---                   27,400
  Bad Debt                                         24,200                   ---                ---                   24,200
  Direct Operating                                163,000                   ---                ---                  163,000
  Interest                                          4,400                   ---                ---                    4,400
  Payroll and Related                             147,000                   ---                ---                  147,000
  Rent                                             22,000                   ---                ---                   22,000
  Selling, General and Administrative              77,400                   ---                ---                   77,400
                                               ----------             ---------          ---------             ------------
    TOTAL OPERATING EXPENSE                       465,400                   ---                ---                  465,400
                                               ----------             ---------          ---------             ------------

Income (Loss) Before Other Additions,
Minority Interests and Taxes                     <155,600>                  ---             56,363                  <99,237>
                                               ----------             ---------          ---------             ------------

Gain (Loss) on Sale of Assets                         ---                   ---               <497>                    <497>

Other Deductions                                      ---                   <28>            <8,164                   <8,192>
                                               ----------             ---------          ---------             ------------
                                                      ---                   <28>            <8,661                   <8,689>
                                               ----------             ---------          ---------             ------------

Income (Loss) Before Provision for Income Tax    <155,600>                  <28>            47,702                 <107,926>

Provision for Income Tax                              ---                   ---             16,219                   16,219
                                               ----------             ---------          ---------             ------------

Income (Loss) Before Minority Interest           <155,600>                  <28>            31,483                 <124,145>

Minority Interest                                   2,900                                                             2,900
                                               ----------             ---------          ---------             ------------

Net Income (Loss)                              $ <152,700>            $     <28>         $  31,483             $   <121,245>
                                               ==========             =========          =========             ============

Loss per Common share                          $    <0.02>                  ---                ---             $      <0.01>
                                               ==========             =========          =========             ============

Weighted average Common shares,                 8,954,182                   ---                ---                9,954,250
outstanding                                    ==========             =========          =========             ============

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

                        INTERNATIONAL REALTY GROUP, INC.
                                AND SUBSIDIARIES
                   NOTES TO PRO-FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                                  (UNAUDITED)


     The foregoing financial information has been prepared from the audited and unaudited financial statements of the Company, Centro de Promociones Guerraro, S.A. de C.V. ("Centro"), and Cluster Inmobiliaria de Ixtapa, S.A. de C.V. ("Ixtapa"), dated December 31, 1995 and June 30, 1996 and the audited and unaudited financial statements of Barra del Tordo, Participating Association ("Barra del Tordo"), Bahia de Cortes, Participating Association ("Bahia de Cortes"), Villas del Carbon Participating Association ("Villas del Carbon"), and Hacienda de Franco Participating Association ("Hacienda de Franco"), dated March 31, 1996 and June 30, 1996 and should be read in conjunction with such statements and the related notes, included elsewhere herein.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING:
     International Realty Group, Inc., and subsidiaries, prepares its financial statements in accordance with generally accepted accounting principles. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and often involve the utilization of estimates. Consequently, financial statement items do not necessarily represent current values.

PRINCIPLES OF CONSOLIDATION:
     The consolidated financial statements include the accounts of International Realty Group, Inc. (the "Company") and all material subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation for the Company.

PURCHASE METHOD:
     The Company utilized the purchase method of accounting for the treatment
of the acquisition of the companies and interest from DSC and Hemisphere.   At
Closing, the Company issued its Common Stock and Notes in consideration of the purchase price for the assets acquired.

DEVELOPMENT STAGE:
     The Company acquired 100% ownership in Nueva Tierra S.A. de C.V.(" Nueva
Tierra"), 70% from Hemisphere and 30% from DSC, at Closing.   Nueva Tierra s
assets consist of its majority interest in the four Participating Associations, Barra del Tordo, Bahia de Cortes, Villas del Carbon and Hacienda de Franco.
The associations were formed during January and February 1996. The Associations are considered as being in the development stage. From their inception to date, the entities have been devoted primarily to planning the developments, raising capital, securing debt financing and negotiating with lenders and have not implemented the development plan for the respective properties.

LAND HELD FOR INVESTMENT:
     Land held for investment is stated at cost. All property acquired in the Transaction, as described herein, is currently held for investment until such time as the property is sold or the development plan of the property is implemented by the Company, which would reclassify the property to land under development. As provided herein, any development of the above properties by the Company is contingent upon the completion of a development plan for the individual property, including the determination of the highest and best use, market viability, the estimated cost to complete the project, and a determination by the Company that it has sufficient capital resources to meet the quantified development costs as budgeted in the development plan.

LAND HELD FOR DEVELOPMENT:
     Land held for development is stated at cost. When the development plan has been approved by management, and the project commences construction, the property is reclassified to land held for development. Period interest and all development costs will be capitalized, but interest is not capitalized during material delays.

2.   NOTES TO PRO FORMA DATED DECEMBER 31, 1995

     The foregoing financial information has been prepared from the audited consolidated financial statements of the Company, and the audited financial statements of the following companies: Centro de Promociones Guerraro, S.A. de C.V., Cluster Inmobiliaria de Ixtapa, S.A. de C.V., dated December 31, 1995 and the audited financial statements of Barra del Tordo, Bahia de Cortes, Villas del Carbon, and Hacienda de Franco, dated March 31, 1996 and should be read in conjunction with such statements and the related notes, included elsewhere herein.

ACCOUNTS AND NOTES RECEIVABLE AND NOTES PAYABLE -- RELATED:
     Various related entities are engaged in transactions including, but not limited to, short-term advances to cover operating costs and working capital. All such transactions were with entities related to DSC, S.A. de C.V. Group and are recorded in separate accounts that comprise the amounts due from affiliates and amounts due to affiliates. Balances due from or to the related parties as a result of these transactions are non-interest bearing and unsecured. In the opinion of management, the realization of amounts due from affiliates and the payment of amounts due to affiliates will be realized/liquidated during the normal course of business.

     At Closing, the Company acquired from DSC a Note Receivable--Related, from Clusters Ixtapa, which the Company acquired 75% of in the Transaction, in the amount of $5,505,000 and a corresponding Note Payable from Clusters Ixtapa to DSC for the same amount. The Note Receivable and Note Payable from Clusters Ixtapa was eliminated in consolidation.

STOCKHOLDER EQUITY:
     The pro forma adjustments to Common Stock, additional paid-in capital and Convertible Notes as of December 31, 1995 reflect the issuance of 514,070 shares of Common Stock, par value $.001, to Hemisphere and a Convertible Note of $31,455,000, and 495,930 shares of Common Stock, par value $.001, to DSC and a Convertible Note of $28,992,000. Upon the authorization of the increase in capital of the Company, each Convertible Note would be convertible into the Company s Common Stock on the basis of $.782 per share. The number of shares to be issued would be to Hemisphere Developments Limited 40,223,785 shares and to DSC, S.A. de C.V. 37,074,168 shares.

     The net transfer value( net equity) for the companies and interests acquired from Hemisphere and DSC as of December 31, 1995 would have been:


     HEMISPHERE                                              DSC


                       Net Transfer Value                                    Net Transfer Value
                         (000 omitted)                                         (000 omitted)
Barra del Tordo                 $   5,207             Centro Promociones              $     307
Bajia de Cortes                    35,713             Clusters Ixtapa                     9,907
Villa de Carbon                       951             Clusters Note                       5,505
Hacienda de Franco                  3,639
                                ---------                                             ---------
 TOTAL Nueva Tierra             $  45,510                                                15,719
                                =========
 70% Nueva Tierra                  31,857                30% Nueva Tierra                13,653
                                ---------                                             ---------
        TOTAL                   $  31,857                    TOTAL                    $  29,372
                                =========                                             =========
Issued 514,070 shares                 402             Issued 495,930 shares                 380
Convertible Note                   31,455             Convertible Note                   28,992
                                ---------                                             ---------
        TOTAL                   $  31,857                    TOTAL                    $  29,372
                                =========                                             =========

     At Closing, the Company acquired 100% of Nueva Tierra by the acquisition of 30% from DSC and the acquisition of Newland Corporation, whose sole asset is its 70% ownership of Nueva Tierra, from Hemisphere.

FOREIGN CURRENCY TRANSLATION:
     Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the twelve months ended December 31, 1995 was NP$7.7396 and was obtained from the Diario Official de la Federacion. The Hungarian exchange rate used for the twelve months ended December 31, 1995 was HUF 139.81. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in shareholders' equity. Permanent adjustments are reflected in the consolidated statements of operations. The Mexican exchange
rate for March 31, 1996 was NP$7.5.   The financial statements for the
companies with this reporting date were adjusted to reflect the peso exchange rate as of December 31, 1995.

3. NOTES FOR PRO FORMA DATED JUNE 30, 1996

     The foregoing financial information has been prepared from the unaudited consolidated financial statements of the Company, and the unaudited financial statements of the following companies: Centro de Promociones Guerraro, S.A. de C.V., Cluster Inmobiliaria de Ixtapa, S.A. de C.V., Barra del Tordo, Bahia de Cortes, Villas del Carbon, and Hacienda de Franco, and should be read in conjunction with such statements and the related notes, included elsewhere herein.

FOREIGN CURRENCY TRANSLATION:
     Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the six months ended June 30, 1996 was NP$7.5814. Rates for 1996 were obtained from the Diario Official de la Federacion. The Hungarian exchange rate used for the six months ended June 30, 1996 was HUF153.05. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in shareholders' equity. Permanent adjustments are reflected in the consolidated statements of operations.

STOCKHOLDER EQUITY:
     The pro forma adjustments to Common Stock, additional paid-in capital and Convertible Notes as of June 30, 1996 reflect the issuance of 514,070 shares of Common Stock, par value $.001, to Hemisphere and a Convertible Note of $32,120,000, and 495,930 shares of Common Stock, par value $.001, to DSC and a Convertible Note of $29,674,000. Upon the authorization of the increase in capital of the Company, each Convertible Note would be convertible into the Company s Common Stock on the basis of $.782 per share. The number of shares to be issued would be to Hemisphere Developments Limited 41,074,732 shares and to DSC, S.A. de C.V. 37,945,854 shares.

     The net transfer value (net equity) for the companies and interests acquired from Hemisphere and DSC as of June 30, 1996 is:


     HEMISPHERE                                         DSC


                       Net Transfer Value                                    Net Transfer Value
                         (000 omitted)                                         (000 omitted)
Barra del Tordo                 $   5,316             Centro Promociones              $     377
Bajia de Cortes                    36,459             Clusters Ixtapa                    10,109
Villa de Carbon                       971             Clusters Note                       5,628
Hacienda de Franco                  3,715
                                ---------                                             ---------
TOTAL Nueva Tierra              $  46,461                                             $  16,114
                                =========                                             =========
 70% Nueva Tierra                  32,522                 30% Nueva Tierr                13,938
                                ---------                                             ---------
        TOTAL                   $  32,522                     TOTAL                   $  30,052
                                =========                                             =========
Issued 514,070 shares                 402             Issued 495,930 shares                 380
Convertible Note                   32,120             Convertible Note                   29,674
                                ---------                                             ---------
        TOTAL                   $  32,522                     TOTAL                   $  30,052
                                =========                                             =========


     At Closing, the Company acquired 100% of Nueva Tierra by the acquisition of 30% from DSC and the acquisition of Newland Corporation, whose sole asset is its 70% ownership of Nueva Tierra, from Hemisphere.

CONVERTIBLE NOTES:
     Upon authorization of the increase in capital, the Convertible Notes will be retired and the Company s shareholders equity would be as follows:


                                         DECEMBER 31, 1995                   JUNE 30, 1996
                                         -----------------                   -------------
                                       PRO FORMA  AS CONVERTED           PRO FORMA  AS CONVERTED
COMMON STOCK                             10            86                    10            90
CAPITAL IN EXCESS OF PAR              1,616        61,993                 1,659        63,373
ACCUMULATED DEFICIT                    <463>         <463>                 <666>         <666>
                                     ------       -------                ------       -------
                                     $1,163       $61,616                $1,003       $62,797

ACCOUNTS AND NOTES RECEIVABLE AND NOTES PAYABLE -- RELATED:
     Various related entities are engaged in transactions including, but not limited to, short-term advances to cover operating costs and working capital. All such transactions were with entities related to DSC, S.A. de C.V. Group and are recorded in separate accounts that comprise the amounts due from affiliates and amounts due to affiliates. Balances due from or to the related parties as a result of these transactions are non-interest bearing and unsecured. In the opinion of management, the realization of amounts due from affiliates and the payment of amounts due to affiliates will be realized/liquidated during the normal course of business.

     At Closing, the Company acquired from DSC a Note Receivable--Related, from Clusters Ixtapa, which the Company acquired 75% of in the Transaction, in the amount of $5,628,000 and a corresponding Note Payable from Clusters Ixtapa to DSC for the same amount. The Note Receivable and Note Payable from Clusters Ixtapa was eliminated in consolidation.

SUBSIDIARIES:
     Subsidiaries of the Company as of August 19, 1996 are as follows:


NAME OF SUBSIDIARY                                  OWNERSHIP          DATE OF                  STATE OR COUNTRY
------------------                                  ---------          -------                  ----------------
                                                        %           INCORPORATION               OF INCORPORATION
                                                        -           -------------               ----------------
The Appraisal Group, Inc.                              100            August 21, 1974                 Florida
U.S. Properties Investment  & Auction, Inc.            100             March 31, 1987                 Florida
Appraisal Group International., Inc.                   100              July 7, 1989                  Florida
Stragix International., Inc.                           100             April 1, 1990                  Florida
Appraisal Group International., Rt.                    75               June 6, 1990                  Hungary
IRG Financial Services, Inc.                           100             June 15, 1992                  Florida
Caye Bokel Limited                                     100            January 27, 1995                 Belize
Newland Corp.                                          100           December 12, 1995            Marshall Islands
Nueva Tierra S.A. de C.V.                              100            October 6, 1995                  Mexico
Centro de Promociones Guerraro, S.A. de C.V.           100             March 13, 1989                  Mexico
Clusters Inmobiliaria de Ixtapa, S.A. de C.V.          75              July 24, 1991                   Mexico
Villa Del Carbon  A.P.                                79.08           January 19, 1996                 Mexico
Hacienda Del Franco  A.P.                             81.13           January 10, 1996                 Mexico
Barra Del Tordo A.P.                                  79.82           January 17, 1996                 Mexico
Bahia de Cortes A.P.                                  78.1            February 7, 1996                 Mexico

CERTAIN INFORMATION CONCERNING THE COMPANY

GENERAL

     International Realty Group, Inc., together with its consolidated subsidiaries (the "Company") have their principal executive offices at 111 Northwest 183rd Street, Suite 350, Miami, Florida 33169, telephone number (305) 944-8811, fax number (305) 651-3394. The Company currently is a provider of real estate consulting services. The Company's operations provide appraisal, valuation and other real estate and business consulting services on an international basis.

     The Company was incorporated in Delaware on April 13, 1970 and operated under the name Bosco Resources Corporation until June 10, 1973, when it ceased operations after its assets were nationalized without compensation by the Libyan Government. The Company remained inactive until December 15, 1986 when it acquired all of the outstanding shares of Appraisal Group, Inc. in exchange for 4,150,000 shares of common stock (after a 1 for 8 reverse split) and changed its name to Appraisal Group International Inc. Subsequently, on August 10, 1989, the Company's name was changed to International Realty Group, Inc.

BUSINESS OPERATIONS

     The Company operates through its domestic and foreign subsidiaries, which represented 44% and 56%, respectively, of total revenue in 1995. The Company's operating strategy is to market its professional services in the United States, Latin America, Europe, the Pacific Rim and other emerging markets. By emphasizing the Company as a boutique appraisal practice with the ability to perform the more complex and unique appraisal assignments on a domestic and international level, the Company believes it will continue to attract a superior client base providing above market service fees and income. In addition to its valuation practice, the Company's other activities, which during 1995 did not provide meaningful revenue, involve real estate brokerage and mortgage consulting services. Such other services could enhance the Company's operating capabilities as they are developed and marketed to the Company's client base.

Appraisal Group, Inc.

     Appraisal Group, Inc. is an appraisal and valuation company specializing in commercial real estate, machinery, equipment, business and residential appraisals. Founded by Jack Birnholz, in 1957, Appraisal Group, Inc. operated in New Jersey from 1957 to 1974. From 1974 to the present, the subsidiary has been located in Miami, Florida.

     Appraisals are performed on a domestic and international level, including recent engagements in Mexico, China, Lithuania, Estonia, Panama, and Hungary. It is estimated that 60% percent of appraisal revenue is derived from projects in the United States and 40% percent from international projects. Commercial properties such as office buildings, shopping centers, apartment complexes, hotels, resorts, golf courses, townhouses, condominiums, and warehouses constitute the bulk of Appraisal Group, Inc.'s business. Appraisal Group, Inc. also performs single family appraisals in order to fully service its clients.

     The appraisals are generally full narrative appraisals prepared in accordance with the Uniform Standards of Professional Appraisal Practice. A typical commercial appraisal is approximately 125 to 200 pages. The fee range for commercial appraisals is from $2,500 to $50,000 with an average fee of $5,500. The appraisals are utilized by governmental agencies, banks, institutions, property owners, developers and attorneys for a variety of purposes, including financing, insurance, portfolio analysis, litigation support, estate analysis and current market valuation. The residential appraisals are for the most part, completed on forms promulgated by the Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (FHLMC) and are less time consuming than commercial appraisals, with an average fee of $300.

     Machinery and equipment appraisals are primarily performed at industrial and commercial facilities. Clients are typically governmental agencies, buyers or sellers of the facilities, persons seeking financing, trustees of estates and lenders. The typical machinery and equipment appraisal is a detailed valuation of either market value, replacement value or liquidation value, depending upon the purpose of the appraisal and the client's parameters. The fee for a typical machinery and equipment appraisal can range from $1,500 to $25,000, with an average fee of $3,200.

     Business valuations have become an increasingly important marketing area. A business valuation analyzes the value of a company's present assets. The evaluation of a business utilizes different methods and techniques from the appraisal of real estate. A business valuation attempts to determine a company's goodwill value by determining if it generates income in excess of what is required to provide an acceptable rate of return to the owners. The range of fees for business valuations are $3,000 to in excess of $25,000 with an average fee of $5,000.

     In connection with all facets of its valuation activities, Appraisal Group, Inc. performs litigation support services. Such services primarily consists of court testimony in federal and state courts, bankruptcy and estate proceedings and commercial litigation.

     Except for salaries of the Chief Executive Officer, secretary and administrative staff, the staff of Appraisal Group, Inc. consists of independent contractors who accept assignments pursuant to negotiated fee arrangements. All appraisers must be licensed and certified real estate appraisers, pursuant to applicable law. In addition to the appraisers in the Miami office, the company contracts with other licensed and certified independent contractors on an as-assignment basis internationally.

     Title XI of the Federal Financial Institutions Reform Recovery and Enforcement Act of 1989 ("FIRREA") effectively has regulated the appraisal profession. Under FIRREA, federally-insured financial institutions are required to use state licenses and certified appraisers. In connection with this statute, the Appraisal Foundation was formed to represent various appraisal organizations and is the parent organization of the Appraiser Qualifications Board and the Appraisal Standards Board.

     The Appraisal Standards Board sets standards for contents and methodology of appraisals. Appraisal Group, Inc. appraisers perform their assignments in compliance with relevant provisions and regulations of both boards noted above as well as the Uniform Standards of Professional Appraisal Practice.

Appraisal Group International, Rt.

     Appraisal Group International, Rt. ("AGI Rt."), a Hungarian company is 75% owned by Stragix International, Inc. ("Stragix"), which is itself a wholly-owned subsidiary of the Company. AGI Rt. is engaged in valuations of businesses, real estate, management, consulting, privatization management and trade brokerage in Central and Eastern Europe. AGI Rt. was originally formed on June 6, 1990 between Stragix and Novotrade Rt., a Hungarian company. On October 12, 1992, Stragix acquired Novotrade's 50% interest in AGI Rt. for cash, assumption of debt, and a note payable. On June 30, 1995, the Company sold 25% of its interest to certain officers and directors of AGI Rt.

     AGI Rt. employs ten full-time employees (all Hungarian) consisting of administrative and staff consultants and in addition retains outside business consultants and appraisers on assignments as required. Using Budapest, Hungary as a base, AGI Rt. markets its services to other European countries. AGI Rt. utilizes the technical know-how and methodology of Appraisal Group, Inc. to appraise properties and business. The utilization of western appraisal technology brings credibility to valuations, presenting an area of conformity to investors in Central and Eastern Europe.

     The majority of business of AGI Rt. has been the valuation of businesses and real estate, primarily for the State Property Agency, an agency of the Hungarian government and local city municipalities. In addition, AGI Rt. is an official court appointed liquidator. As court appointed liquidator, the Company is responsible to oversee the operational and financial integrity of the liquidating companies. Currently AGI Rt. is liquidating 130 separate companies on behalf of the court. As of December 31, 1995, AGI Rt. had on deposit $678,882 in restricted cash on behalf of the companies they were
liquidating.   AGI Rt. is reimbursed by the liquidating companies for its direct expense during the liquidation process and a "success fee" of approximately four to five percent of the net recovery upon liquidation of the company. The complete liquidation process for an individual company takes approximately two years.

Competition

     There is significant competition in the field of appraisals and real estate consulting services. Industry sources estimate that the appraisal service industry in the United States includes over 84,000 state licensed and certified appraisers in the United States. The Company's competition generally comes from three types of organizations: (i) "Big Six" accounting firms; (ii) multi-office appraisal firms; and (iii) small appraisal firms. A majority of the large accounting firms have appraisal departments. The name recognition of these large accounting firms provides such firms with a competitive advantage, however, the Company believes that their relatively high fees for services allow market penetration by firms such as the Company. All of the major accounting firms possess substantially greater financial and other resources that the Company. The most prominent United States multi-office appraisal firms are American Appraisal Company, Marshal & Stevens, Joseph Blake & Associates, Cushman & Wakefield and Valuation Consultants International Ltd. The majority of appraisal firms employ one to five appraisers who are primarily involved in residential appraisals, although some small firms do perform commercial appraisals. These firms may have lower overhead then the Company, however, they may lack the expertise to perform complex commercial appraisals and accept assignments on an international basis as the Company routinely does.

OTHER ACTIVITIES

     U.S. Property Investment & Auction, Inc. ("U.S. Properties"), was organized in March 1987 and is a licensed Florida Real Estate Broker. The company provides to its foreign and domestic clients real estate brokerage and property management services.

     IRG Financial Services, Inc. ("IRG FS") was organized in June 1992. The company provides financial consulting and mortgage loan packaging services to its foreign and domestic clients.

     Caye Bokel Limited ("Caye Bokel") was organized on January 27, 1995, under the laws of the country of Belize. The Company owns 87 acres of undeveloped land on the Island of Caye Bokel, country of Belize, held for investment. See "Description of Property" and "Management's Discussion and Analysis or Plan of Operations - Liquidity and Capital Resources".

EMPLOYEES

     The Company, as a whole, employs 16 full-time employees. In addition, the Company retains 21 independent contractors to perform professional services on a regular basis and additional independent contractors to perform professional services on an ad hoc basis.

DESCRIPTION OF PROPERTY

     The Company, or through its subsidiaries, currently is subject to two leases for office facilities and owns eight properties currently held for investment.

     The Company leases 3,308 square feet of office space located in Miami, Florida, which serves as the Company's corporate headquarters and its domestic operations. In addition, it leases 2,500 square feet of office space in
Budapest, Hungary, which is utilized by its foreign operations.   Both leases
are on a month-to-month basis. The Company's aggregate lease payments per month are approximately $4,000.

     Title or ownership of the Company's properties are held by two methods:
Fee simple and through Trust agreements. Property owned through Trust agreements (Trust rights) is a unique form of ownership in Mexico. In 1859 the Mexican Federal Constitution forbade real estate to be sold in fee to non-Mexicans within fifty kilometers from Mexico's shores or within one hundred kilometers along Mexico's borders (the "restricted zone"). Under Section 346 of Mexico's Credit Instruments and Transactions Law, non-Mexicans may own real estate through the utilization of Trust agreements. Under a trust agreement, the property owner, called the settlor, settles property in trust with a trustee, a credit institution, for a determined legal purpose and for the benefit of a beneficiary who may be settlor himself. Ownership is typically divided among three parties: the settlor; the trustee; and the beneficiary. None of these parties is thus considered to be a full owner in fee of the property settled in trust. Therefore, the Trust vehicle provides to both Mexican and non-Mexican all of the rights, use, enjoyment, ability to encumber, rent, modify, construct, and sell the real estate placed in trust. All of the Company s properties located in Mexico are held pursuant to "Trust Rights."

     The Company s real estate properties include:

     (i) Clear Lake Pines - two developed vacant lots totaling one acre located in Clear Lake Pines, La Grange, Texas, which is wholly owned by the Company s subsidiary, Appraisal Group, Inc. The property is currently being held for investment purposes. Clear Lake Pines is a second-home recreational development. The property is not subject to a mortgage or other encumbrances.

     (ii) Caye Bokel - an 87 acre parcel of undeveloped land on the Island of Big Caye Bokel, located in the Turneffe Islands in the country of Belize, which is wholly owned by the Company s subsidiary, Caye Bokel Limited. The property is currently being held for investment purposes. Although the Company presently has no understandings or agreements with respect to the development of Caye Bokel, management believes that the highest and best use for the property is a 250-unit hotel/villa destination resort with marina to attract both North and South American tourists interested in the sports fishing, scuba and other water sports activities available on the Barrier Reef the property is located adjacent to. The Company is aware of at least four small (10 to 25 rooms) potentially competitive resorts in the Turneffe Islands, including a 22 room resort on the island adjacent to Big Caye Bokel that caters to divers and sport fishermen.
The property is not subject to any mortgage or other encumbrances.

     (iii) Campo de Tiro - an 8-acre partially developed property, located in the city of Acapulco, State of Guerraro, Mexico, which is wholly owned by the
Company s subsidiary Centro de Promociones Guerraro S.A. de C.V.   The property
is currently being held for investment. Although the Company presently has no understandings or agreements with respect to Campo de Tiro, the preliminary development plan calls for construction of social housing, which is government assisted residential housing over a period of 24 months, consisting of 124 two-story duplex townhouses, 250 units in total. The Company believes that all necessary licenses, permits, and governmental approvals have been obtained for the construction of residential housing on such property. The Company is aware of one other social housing development which is proposed to be constructed within 10 miles of the Campo de Tiro site. Accordingly, the Company believes that in the event that the Company so develops the Campo de Tiro site, the development will be able to effectively compete in its market. The property is subject to a mortgage in the principal amount, as of June 30, 1996, of $334,004, at 6% over the average bank deposit rate in Mexico. Accrued interest on this mortgage was $325,504 as of June 30, 1996. The bank has committed to a total construction mortgage loan of $874,861 maturing in March, 1997.

     (iv) Clusters Ixtapa - a 26-acre partially developed property located within the 208-acre planned unit development called Marina Ixtapa located in the town of Ixtapa-Zihuatanejo on the Pacific Coast of Mexico, approximately 240 kilometers northwest of the port of Acapulco, which is majority (75%) owned by the Company s subsidiary Clusters Inmobiliaria de Ixtapa, S.A. de C.V.. The preliminary site work has been completed and the property is currently held for investment. Although the Company presently has no understandings or agreements with respect to the development of the property, the development plans call for the construction of 144 residential and commercial condominium units in three buildings of four-stories each, and the development of 60 single family
residential villas.   Management estimates that future improvement and
development costs to complete this project are approximately $37,000,000 over a five-year period. The project would be completed in intervals in order to allow the Company to build the project in 20% stages through a revolving construction line of credit. The Company is aware of at least five similar projects developed or under development in Marina Ixtapa. Preliminary market research indicates that the competition in the market for single family developments is intense, while the competitive conditions for the commercial and condominium developments is less intense. The property is subject to a mortgage in the approximate amount of $5,625,000 at an interest rate of 5.25%. Pursuant to the DSC Transaction, the Company acquired from DSC the $5,625,000 debt obligation of Clusters Ixtapa on the Closing Date. See "DSC Assets" and the "Pro Forma Financial Information" contained herein.

     (v) Villas del Carbon Residential Complex - a 24-acre partially developed property located in Villa del Carbon, State of Mexico, Mexico, one hour northwest of Mexico City by highway, between the villages of Atlacomulco and picturesque Tepozotlan, which is majority (79.1%) owned by the Company s subsidiary Nueva Tierra. The property presently has a clubhouse, roads, and utility lines to the property boundary. The property is currently held for investment. Although the Company presently has no understandings or agreements with respect to the development of the property, development plans call for development of 180 home sites for sale to builders or individuals who wish to construct weekend country houses. Prior to sale of the home sites, the development plan calls for construction of electric lines, water supply, stormwater drain pipes and street lighting to each of the individual lots. The cost to complete this project would be approximately $1,700,000 in four stages. The Company is not aware of any similar existing or proposed projects in the area immediately adjacent to Villas del Carbon, although any such development will compete with other weekend country house developments that are within a 1 to 2 hour drive of Mexico City. The first stage would require a revolving construction line of credit in the approximate amount of $400,000. This property is not subject to any mortgage or encumbrances.

     (vi) Barra del Tordo Resort Complex - a 670-acre partially developed property located in Barra del Tordo in the state of Tamaulipas, Mexico, approximately 250 miles south of Brownsville, Texas and 50 kilometers north of the port of Tampico, Mexico, which is majority (79.82%) owned by the Company s
subsidiary Nueva Tierra.   The property has 3.5 kilometers of beachfront facing
the Gulf of Mexico within the tourist corridor known as "La Pesca-Barra del Tordo". At present, construction of 24 condominiums is approximately 80% complete. Roads, sewers, waterlines and utilities have been constructed for these condominiums. The property is currently held for investment. Although the Company presently has no understandings or agreements with respect to the development of the property, preliminary development plans call for the completion of the existing 24 condominium units and the design and cost estimates for the balance of the project. Subject to completion, the Company believes that this condominium development will be able to effectively compete against the other small hotel properties within the La Pesca-Barra del Tordo corridor. This property is subject to mortgages in the principal sum of $2,123,200 at interest rates ranging from 3.0% to 12% with the average rate being 5.2%, due at various maturity dates between 1996 and the year 2008. Accrued interest on the mortgage was approximately $1,367,098, as of June 30, 1996.

     (vii) Hacienda del Franco - a 260-acre partially developed property, located approximately 3 kilometers from the city of Silao, in the State of Guanajuato, Mexico, which is majority (81.13%) owned by the Company s subsidiary Nueva Tierra At present, the property contains a traditional colonial style hacienda (a countryside estate), roads have been graded, utilities, sewers and water system is on the property. Preliminary plans call for the development of multi acre single family haciendas. Preliminary market research indicates that there are no similar type developments in the market area. This property is currently being held for investment. The property is subject to mortgages in the principal sum of $483,618 at interest rates of 4.5% and 5.2%, maturing in the year 2007. Accrued interest on this mortgage was approximately $27,609, as of June 30, 1996.

     (viii) Bahia de Cortes - a 3,080-acre undeveloped property located in La Paz, Baja California Sur, which is majority (78%) owned by the Company s subsidiary, Nueva Tierra. The property consists of approximately 3,080 acres of land including over five kilometers of beachfront. The property is currently held for investment and is not subject to any mortgage or encumbrances. To the extent that this property is developed, it will face significant competition from other established properties in the La Paz area of Baja California Sur.

     Any development of the above properties by the Company is contingent upon the completion of a development plan, determining the highest and best use of the properties, the estimated cost, the market viability, a determination by the Company that it has sufficient capital resources to meet the quantified development cost as budgeted in the development plan.

MINORITY INTERESTS

     At the Closing of the DSC Transaction, the Company also elected not to acquire DSC's 12.3 percent interest in Malecon S.A. de C.V. and DSC's 30 percent interest in Corporacion Inmobiliaria del Norte, S.A. de C.V., since such interests were subject to a right of first refusal by the majority stockholders of the respective companies and certain pledges to banks or other financial institutions. In the event that such rights of first refusal are waived and such pledges are removed or accepted by the Company, the DSC Agreement provides that the Company may acquire such interests by issuing to DSC a convertible note (on terms similar to the DSC Note) in the principal aggregate amount of $2,600,855. Set forth below is certain information regarding such interests.

     Corporacion Inmobiliaria Del Norte, S.A. de C.V. owns property designated as the Las Flores Residential Complex in Hermosillo, Mexico, which consists of approximately 200 acres of land, located approximately five kilometers south of downtown Hermosillo in northern Mexico. Development plans call for the construction of "social housing," which is government assisted housing for low income families. The plans call for construction in stages over a period of eight years of 3,960 houses built on an average area of 117 square meters, with 50 square meters of construction. Financing in the amount of $7,720,000 is being negotiated for construction of 909 houses. At this time, government approvals have been obtained for construction of 340 of these houses, and construction is expected to be completed in December of 1996 with the balance of construction proceeding as additional government approvals are received. Each house will be listed for sale at approximately $12,130.

     Malecon Cancun, S.A. de C.V. ("Malecon"), which was incorporated in Mexico on June 11, 1991, owns 230 acres of land located in Cancun, Mexico. This land is held for investment or possible development.

ENVIRONMENTAL REGULATIONS

     The Company has been advised by DSC that the acquired companies are not subject to any claims for liability for cleanup of waste sites or environmental contamination of property and that such companies do not currently anticipate any material adverse effect on the results of operations, earnings or competitive position as a result of compliance with environmental regulations. Such companies are subject to numerous environmental laws of Mexico, its states and local governments relating to the development of real estate. DSC believes that the existing environmental controls procedures are adequate, and there are no current plans for substantial capital expenditures in this area.

REAL ESTATE INVESTMENT POLICY

     The Company's real estate investment policy is to acquire both existing income-producing real estate properties to provide current income and cash flow and undeveloped properties to provide capital appreciation. The real estate policy is not subject to shareholder approval and does not restrict the Company to a particular type, size or geographic location for any such acquisitions or the number or amount of mortgages that my be placed on any one piece of property. The Company seeks to acquire properties that: (i) are significantly under-valued in relation to its market or type; (ii) where the properties debt can be restructured to provide enhanced cash flow; (iii) where a property is partially developed and can be acquired for a discount and the development completed and operated at above-average returns. At this time management believes there are a number of such opportunities in Mexico, the Caribbean and other South American countries. The Company may acquire its ownership through the direct purchase of the property or through the acquisition of the Common Stock or other equity securities of an entity whose primary activity is the operation or development of the real estate property. The Company may acquire its real estate acquisitions through the issuance of its Common Stock or the assumption of existing debt. In all instances the minimization of mortgage debt and debt service requirements will be a prime consideration to a particular property acquisition.

LEGAL PROCEEDINGS

     There are no legal proceedings pending against the Company.

CHANGE IN ACCOUNTANT

     On April 30, 1994 Herb Woll (the "Accountant"), the Company's independent public accountant, advised the Board of Directors that he was entering into semi-retirement and would not stand for re-election after completion of the 1993 annual audit.

     The Accountant's report, dated May 6, 1994, of the company and consolidated balance sheets for the fiscal year ended december 31, 1993 and 1992 and the related consolidated statements of operation of stockholder's equity and of cash flows did not contain any adverse opinion or was modified as to uncertainty, audit scope or accounting principals. During such period and through April 30, 1994, there were no disagreements with the Accountant, whether or not resolved, on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the Accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

     On June 1, 1994 the Company engaged the firm of Hixson, Marin, Powell & DeSanctis, P.A. as its new independent accountant.

DESCRIPTION OF COMMON STOCK

     The Company is authorized to issue 10,000,000 shares of Common Stock of which 9,954,250 shares are currently outstanding. No preferred stock is presently authorized to be issued by the Company. As noted elsewhere herein, the Board of Directors of the Company have approved an amendment to the Company's Certificate of Incorporation to increase the authorized shares of Common Stock from 10,000,000 shares to 450,000,000 shares and two stockholders of the Company have indicated that they intend to execute a written stockholder consent on or about the date of this Information Statement approving such amendment to the Company's Certificate of Incorporation.

     Holders of the Common Stock are entitled to one vote for each share held by them of record on the books of the Company in all matters to be voted on by the Company's stockholders. No cumulative voting of the Common Stock is permitted. Holders of the Common Stock do not have any conversion, preemptive or preferential rights with respect to the Common Stock. The holders of the Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available for the payment of dividends. There are no redemptive or sinking fund provisions applicable to the Common Stock. All outstanding Common Stock is fully paid and are non-assessable. The Common Stock is eligible for trading on the NASD Electronic Bulletin Board under the symbol IRGR.

PRINCIPAL STOCKHOLDERS

     The following table sets forth the beneficial ownership of the Common Stock (as of the date of this Information Statement and as adjusted to give effect to the conversion of the DSC and Hemisphere notes) by: (i) each of the Company's Officers and Directors, (ii) each person who is known by the Company to beneficially own more than 5% of the outstanding Common Stock, and (iii) all of the officers and directors as a group.


 Name and Address                 Before Conversion of DSC        After Conversion of DSC
of Beneficial Owner               and Hemisphere Notes(1)         and Hemisphere Notes (2)
-------------------               ------------------------        ------------------------
                                                Percentage                      Percentage
                                    Amount       of Class           Amount       of Class
                                    ------      ----------          ------      ----------
Jack Birnholz(3)                  4,160,000       41.8%            4,160,000       4.6%

Richard Bradbury(3)               1,253,000       12.6%            1,253,000       1.4%

Alton Hollis(3)                       9,000         *                  9,000        *

DSC S.A. de C.V.(4)                 485,930        4.8%           22,440,784      25.2%

Bernardo Dominguez Moreno(4)        485,930        4.8%           22,440,784      25.2%

Bernardo Dominguez Cereceres(4)     485,930        4.8%           22,440,784      25.2%

Jorge Lopez Nunez(4)                485,930        4.8%           22,440,784      25.2%

Pablo Macedo(4)                       0             *                  0            *

Hemisphere Developments
Limited (5)                         514,070        5.2%           41,588,802      46.7%

Monique Roggero-Ciana               514,070        5.2%           41,588,802      46.7%

Nacional Financiera, S.N.C. (6)       0             *             15,991,000      18.0%

All Officers and Directors as
a Group (4 persons)               1,747,930       17.5%           23,702,784      26.6%
=======================================================================================

*    Represents less than one percent of class
(1) As of the date of this Information Statement, there are 9,954,250 shares of the Company's Common Stock issued and outstanding.
(2) Reflects the beneficial ownership of the Common Stock after the conversion of the DSC and Hemisphere Notes, which is expected to occur approximately 20 days after the distribution of this Information Statement to the Company's stockholders and gives effect to the transfer of approximately 15,991,000 shares of Common Stock from DSC to NAFIN. See "The Transaction." As of such date, there will be approximately
     88,974,836 shares of Common Stock issued and outstanding.
(3) Such person's address is c/o International Realty Group, Inc., 111 NW 183 Street, Suite 350, Miami, Florida 33169.
(4)  Such person's address is c/o DSC, Monterrey 150, Col. Roma Sur, C.P.
     06760, Mexico, D.F.
(5) Such person's address is c/o Hemisphere, Atlantic House, 4-8 Circular Road, Douglas, Isle of Man.
(6) Such person's address is Insurjendes Sur No. 1971, Tower 4, Floor 9, Mexico City, 01020, Mexico

MANAGEMENT'S DISCUSSION & ANALYSIS OR PLAN OF OPERATION:

     This discussion should be read in conjunction with the consolidated financial statements of the Company and the notes thereto, included elsewhere herein. The historical financial data set forth below for the fiscal years ended December 31, 1994 and 1995, and June 30, 1996 and as of the end of each of such periods have been derived from the audited and unaudited financial statements.

RESULTS OF OPERATIONS:

SIX  MONTHS ENDED JUNE 30, 1996 COMPARED TO SIX MONTHS ENDED JUNE 30, 1995.

     Total revenues for the six month period ended June 30, 1996 totaled $309,800 compared to $625,600 for the comparable 1995 six month period, a decrease of $315,800, or approximately 50%. Domestic operations had total revenue for the period of $185,300 compared to $295,300 for the comparable 1995 period, a 37% decrease, and foreign operations based in Budapest, Hungary had total revenue of $117,300 compared to $332,600, a 65% decrease for the comparable 1995 period. The decrease in revenues for foreign operations is a direct result of a decrease in consulting assignments awarded to AGI Rt. by its primary client, the Hungarian government, for privatization activities. Management continues to explore other government and private sector areas to market its consulting services, as well as exploring other business activities in the region.

     Total Operating expenses for the six months ended June 30, 1996 were $465,500 compared to $859,700 for the comparable 1995 period, a decrease of $394,200, or 46%. Foreign operations accounted for $128,700 or 28% of operating expenses for the period.

     Selling, General and Administrative expenses for the six months ended June 30, 1996 were $77,400 compared to $157,200 for the same period in 1995 a decrease of $77,800. Bad debt expense for the period was $24,200 compared to $46,400 for the comparable 1995 period. The Company has instituted legal proceedings that could result in repayment to the Company of such bad debt. Amortization and Depreciation expense for the six months ended June 30, 1996 decreased from $46,300 in 1995 to $17,300 in 1996. Rent expense decreased from $28,000 to $23,000 in 1996. Interest expense decreased from $23,900 in 1995, to $4,400 in 1996; this decrease was attributable to reduced borrowings by the foreign operation.

     Direct expenses for the six months ended June 30, 1996 including the production of appraisal reports, appraisers' fees, travel, reproduction, photography and all related expenses decreased from $315,00 in 1995 to $162,000 in 1996, a decrease of $153,000 or 49%. Such decrease corresponds with the overall decrease in consulting assignments for the period and the utilization of the Company s independent contractors. Of direct expenses for the period, foreign operations accounted for 46%.

     Payroll and related benefits expense for the six month period ended June 30, 1996 were $147,000 versus $245,900 for the same period in 1995, a decrease of $98,900. In addition, to enhance the Company's cash flow, $49,000 of salary and related expenses was accrued and deferred during this period.

     The current six month period generated a pre-tax loss, before minority interest of ($155,600) compared to a pre-tax loss of ($234,100) for the same 1995 period.

YEAR ENDED DECEMBER 31, 1995 COMPARED TO YEAR ENDED DECEMBER 31, 1994

     Total revenue for the year 1995 decreased 8% from $1,328,200 in 1994 to $1,222,100 in 1995. Revenues from foreign operations increased 15% from $584,000 in 1994 to $690,800 in 1995. The increase in foreign revenue is attributed to consulting assignments awarded in 1995 by various Hungarian government agencies and municipalities, which had been postponed during the 1994 Hungarian national elections. Revenues from domestic operations decreased 20% from $744,200 in 1994 to $531,300 in 1995

     Total Operating Expenses for the year 1995 decreased 4% from $1,586,100 in 1994 to $1,526,900 in 1995. Corporate General and Overhead Operating Expenses for the year 1995 were $246,900 versus $276,700, a decrease of $29,800 or 12%. Bad Debt Expense decreased 46% from $136,500 in 1994 to $73,300 in 1995. Of the 1995 Bad Debt expense, $19,000 is attributed to domestic operations and $54,300 to foreign operations. The Company's policy is to monitor collections on a continuing basis, and recognize such bad debt expenses in the period they occur. Direct expenses including the production of appraisal reports, appraisers' fees, travel, reproduction, photography and all related expenses increased 6% from $582,800 in 1994 to $620,800 in 1995. Included in direct expenses is approximately $30,000 of accounting, legal and auditing expenses incurred in the last quarter by the foreign subsidiary. These expenses are attributable to the foreign operations activities on behalf of the Hungarian court, which are required in the final phase of the liquidation process.

     Interest expense increased $8,794 to $27,000 in 1995, an increase of $18,300. This increase is attributable to the foreign operations borrowing cost for short-term working capital requirements. Payroll and related benefits were consistent, between the periods, with $411,300 in 1994 to $415,700 in 1995. Of this amount, the Chairman and President accrued and deferred $169,400 of said 1995 payroll expense. Rent expense decreased from $79,700 in 1994 to $55,400 in 1995, a decrease of $24,300. The foreign operations benefitted from the relocation of their offices and decreased operating cost. Amortization and Depreciation expenses were consistent between the periods.

LIQUIDITY AND CAPITAL RESOURCES:

Growth Strategy. The Company believes that substantial shareholder value can be created with the acquisition of real estate development and other income producing assets. Such acquisitions will produce a broader asset and income base for the Company.

     In conjunction with this growth strategy, the Company has acquired from DSC S.A. de C.V. and Hemisphere Developments Limited certain developmental real property. The properties acquired are located in major Mexican resort areas including Acapulco, Ixtapa, Baja California Sur as well as several mid-sized cities in Mexico. The properties consist of six land tracts totaling 4,100 acres which the Company believes are suitable to develop for resort, residential or commercial use.

     The Company intends to implement a development plan for each of the properties acquired to determine the total cost for development, the timing for each development, and the most suitable financing for the particular development. Until such time as the Company is able to identify an appropriate funding source for a particular project, the Company intends to hold such property for investment purposes and will utilize its current resources for working capital, including debt service obligations. Such sources shall include its cash flow from current operations and the accounts receivable currently due the Company from all sources, including those acquired in the transaction with DSC and Hemisphere. In addition to its own resources, the Company intends, although it has no understandings or agreements at this time, to explore financing for project development from outside sources, including bank financing, the private placement of the Company s securities, a public offering of the Company s securities, or joint venture arrangements with other developers.

     While the Company has no current understandings or agreements, it intends to pursue the acquisition of income-producing assets to enhance and complement the assets acquired.

Cash Flow From Operations. The Company incurred for the six months ended June 30, 1996 a net loss of $152,800 with a deficit cash flow from operations of $34,800 compared to a net loss of $234,100 while maintaining a positive cash flow from operations of $86,900 for the comparable period in 1995.

Working Capital. The Company's current liabilities exceed its current assets by approximately $562,200 as of June 30, 1996. This excess in current liabilities consists principally of related party liabilities. This liability consists of accrued officer's salaries amounting to approximately $415,000, shareholder loans of $37,000, and advances from DSC in conjunction with the DSC and Hemisphere Transaction amounting to $130,000. The elimination of the related party current liability totaling $582,000 would eliminate the working capital deficiency and current assets would exceed current liabilities by approximately $19,800.

     The Company has limited external financing sources at this time and has relied principally on internal financing provided by its executive officers. External working capital has been provided to the Company's foreign operations through bank borrowings and to domestic operations in conjunction with the transaction with DSC.

Long-Term Debt. At June 30, 1996, notes payable totaled $197,000 which consisted of $67,000 unsecured, used for the operations of the foreign subsidiary and $130,000 due to DSC. DSC has loaned the Company $130,000 as of June 30, 1996 to reimburse the Company for expenses incurred in conjunction with the Transaction, approximately $75,000, and working capital for the Company, approximately $55,000. The loans are collateralized by the Company's account receivable, are non interest bearing and were paid at Closing. See "The Transaction" contained herein. Long-Term Debt consists of $39,500 plus its current portion to a related party.

     As part of the DSC and Hemisphere acquisition, the Company acquired assets of $89,180,000, principally real property but including notes and accounts receivable totaling $2,210,000, and assumed liabilities including minority interests of $26,604,000. Included in liabilities acquired are mortgages and notes payable of approximately $2,941,000 plus accrued interest of $1,846,000. At Closing, the Company acquired a Note Receivable and an offsetting Note Payable from Clusters Ixtapa (the Clusters Note) in the amount of $5,625,000, which was eliminated in consolidation. See "The Pro Forma Financial Information" contained herein.

     Such mortgages and notes payable presently provide for the payment of principal and interest in varying amounts from 1997 to 2007. The principal payments due are $1,750,000 in 1997, $322,000 in 1998, $277,000 in 1999. From
2000 to 2007, the annual principal payment is approximately $65,000. In addition, interest will accrue on such debt at rates varying from 5.2% to 13.2% per year and is expected to be approximately $275,000 in 1997. The Company intends to satisfy its debt obligations through the sale of housing lots or completed units if and when fully developed and through current accounts receivables in the amount of $2,306,000, including those acquired from DSC in the Transaction. See "Pro Forma Financial Information" contained herein. In addition, the Company has entered into discussions with its lenders to modify the principal payments and the presently due and payable accrued interest of $1,846,000 under the existing mortgages (including the possibility of issuing the Company's securities in exchange for the reduction or elimination of such debt) or enter into refinancing arrangements with such lenders (or other persons).

Currency Risk. The Company's operating entities are not subject to direct currency conversion risks. The Company's primary operating entities provide consulting services to their clients in their own geographic locations. All consulting services performed by Appraisal Group, Inc.

based in Miami, Florida are reported and paid in U.S. dollars. Services provided by Appraisal Group International, Rt. based in Hungary are reported in and paid in Hungarian forint. For reporting purposes foreign operations are converted from Hungarian forints (HUF) to $US at the end of each reporting period. The conversion rate of the HUF on June 30, 1995 and 1996 was 125.84 HUF and 153.05 HUF respectively. The conversion rate of the Mexican Peso on June 30, 1995 and 1996 was 7.7396 and 7.5814 respectively. The Company does not employ any hedging techniques due to the fact the cost to employ them outweighs any potential benefits.. From its formation in June 6, 1990 to June 30, 1995 and June 30, 1996, the Company has reduced its investment in its foreign subsidiary and as part of shareholder equity recognized currency fluctuation losses of <$194,000> and <$208,600> respectively.

                         INDEX TO FINANCIAL STATEMENTS


INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES:
     CONSOLIDATED FINANCIAL STATEMENTS:
        YEARS ENDED DECEMBER 31, 1995 AND 1994:

     Independent Auditors' Report                                                       F-2
     Consolidated Balance Sheets                                                        F-3
     Consolidated Statements of Operations                                              F-4
     Consolidated Statements of Shareholders' Equity                                    F-5
     Consolidated Statements of Cash Flows                                              F-6
     Summary of Significant Accounting Policies                                         F-8
     Notes to Consolidated Financial Statements                                         F-11

INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES:
  CONSOLIDATED FINANCIAL STATEMENTS:

    Consolidated Balance Sheets-June 30, 1996 and 1995                                  F-25
     Consolidated Statements of Operations for the three
      and six months ended June 30, 1996 and 1995                                       F-26
     Consolidated Statements of Cash Flows for the six
       months ended June 30, 1996                                                       F-27

CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.:
  FINANCIAL STATEMENTS:
    YEARS ENDED DECEMBER 31, 1995 AND 1994:

     Independent Auditors' Report                                                       F-29
     Balance Sheets                                                                     F-30
     Statements of Operations                                                           F-31
     Statements of Shareholders' Equity (Deficiency)                                    F-32
     Statements of Cash Flows                                                           F-33
     Notes to Financial Statements                                                      F-35

CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.:
  FINANCIAL STATEMENTS:

     Independent Auditors' Report                                                       F-41
     Balance Sheets - June 30, 1996 and 1995                                            F-42
     Statements of Operations for the six months ended
       June 30, 1996 and 1995                                                           F-43
     Statements of Shareholders' Equity (Deficiency) for the
       six months ended June 30, 1996 and 1995                                          F-44
     Statements of Cash Flows for the six months ended
       June 30, 1996 and 1995                                                           F-45
     Notes to Financial Statements                                                      F-47

CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.:
     FINANCIAL STATEMENTS:

         Independent Auditors' Report                                  F-53
         Balance Sheets - December 31, 1995 and 1994                   F-54
         Statements of Operations for the years ended
           December 31, 1995 and 1994                                  F-55
         Statements of Shareholders' Equity for the years ended
           December 31, 1995 and 1994                                  F-56
         Statements of Cash Flows for the years ended
           December 31, 1995 and 1994                                  F-57
         Notes to Financial Statements                                 F-59

    CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.:
      FINANCIAL STATEMENTS:

         Independent Auditors' Report                                  F-67
         Balance Sheets - June 30, 1996 and 1995                       F-68
         Statements of Operations for the six months ended
           June 30, 1996 and 1995                                      F-69
         Statements of Shareholders' Equity for the six months
           ended June 30, 1996 and 1995                                F-70
         Statements of Cash Flows for the six months ended
           June 30, 1996 and 1995                                      F-71
         Notes to Financial Statements                                 F-73

    BAHIA DE CORTES:
    FINANCIAL STATEMENT:

         Independent Auditors' Report                                  F-81
         Balance Sheet - March 31, 1996                                F-82
         Notes to Financial Statement                                  F-83

    BAHIA DE CORTES:
    FINANCIAL STATEMENT:

         Independent Auditors' Report                                  F-86
         Balance Sheet - June 30, 1996                                 F-87
         Notes to Financial Statement                                  F-88

    BARRA DEL TORDO:
      FINANCIAL STATEMENT:

         Independent Auditors' Report                                  F-91
         Balance Sheet - March 31, 1996                                F-92
         Notes to Financial Statement                                  F-93

BARRA DEL TORDO:
     FINANCIAL STATEMENT:


                    Independent Auditors' Report           F-100
                    Balance Sheet - June 30, 1996          F-101
                    Notes to Financial Statement           F-102

               HACIENDA DE FRANCO:
               FINANCIAL STATEMENT:

                    Independent Auditors' Report           F-109
                    Balance Sheet - March 31, 1996         F-110
                    Notes to Financial Statement           F-111

               HACIENDA DE FRANCO:
               FINANCIAL STATEMENT:

                    Independent Auditors' Report           F-115
                    Balance Sheet - June 30, 1996          F-116
                    Notes to Financial Statement           F-117

               VILLAS DEL CARBON:
               FINANCIAL STATEMENT:

                    Independent Auditors' Report           F-121
                    Balance Sheet - March 31, 1996         F-122
                    Notes to Financial Statement           F-123

               VILLAS DEL CARBON:
               FINANCIAL STATEMENT:

                    Independent Auditors' Report           F-126
                    Balance Sheet - June 30, 1996          F-127
                    Notes to Financial Statement           F-128

                          INDEPENDENT AUDITORS' REPORT


Board of Directors and Shareholders
International Realty Group, Inc. and Subsidiaries
North Miami Beach, Florida

We have audited the accompanying consolidated balance sheets of International Realty Group, Inc. and Subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of operations, shareholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We did not audit the financial statements of Appraisal Group International, RT, a subsidiary, which statements reflected total assets of $232,600 and $373,000 ($911,500 less $678,900 and $1,653,000 less $1,290,000 of trust assets not deemed assets of the subsidiary) as of December 31, 1995 and 1994, respectively, and total revenues of $690,800 and $584,000, respectively, for the years then ended. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Appraisal Group International, RT, is based solely on the report of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other auditors provides a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of other auditors, the 1995 and 1994 consolidated financial statements referred to above present fairly, in all material respects, the financial position of International Realty Group, Inc. and Subsidiaries, as of December 31, 1995 and 1994, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.



/s/ HIXSON, MARIN, POWELL & DE SANCTIS, P.A.


North Miami Beach,
Florida

March 22, 1996

              INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES
          CONSOLIDATED BALANCE SHEETS - DECEMBER 31, 1995 AND 1994


                         ASSETS

                                               1995             1994
                                          ------------     ------------
Current assets:
  Cash and equivalents                    $     19,400     $     33,300

  Accounts receivable, deemed
   fully collectible                           221,500          420,300

  Refundable income tax                         -                 3,200


  Other current assets                          26,800           23,500



                                          ------------     ------------
          Total current assets                 267,700          480,300


Note receivable                                 -                45,000


Marketable securities available for sale        34,700           -


Land held for investment                       481,000           31,600


Furniture, equipment and
 improvements                                  205,900          209,600


Excess of cost over estimated fair
 value of net assets acquired                  140,800          158,500


Other assets                                    51,800           39,800








                                          ------------     ------------
                                          $  1,181,900     $    964,800
                                          ------------     ------------


     LIABILITIES AND SHAREHOLDERS' EQUITY

                                                      1995             1994
                                                  ------------     ------------
Current liabilities:
  Current portion of long-term debt               $    151,900     $    145,000

  Accounts payable                                     134,900          171,000

  Accrued liabilities                                  396,200          251,400

  Billings in excess of costs and estimated
   earnings on uncompleted contracts                     7,700           -

  Shareholders loans                                    26,700           -

  Income taxes payable                                  -                 3,500
                                                  ------------     ------------
          Total current liabilities                    717,400          570,900
                                                  ------------     ------------
Long-term debt, less current portion                    49,000           92,000
                                                  ------------     ------------
Liquidity and strategic planning,
 restatements, concentration of credit
 risk, commitments, transactions with
 related parties and trust assets
 (Notes 2, 3, 4, 8, 11 and 13)

Minority interest                                       35,300           -
                                                  ------------     ------------
Shareholders' equity:
  Common stock, $.001 par; authorized
   10,000,000 shares; 8,954,187 and
   7,898,112 common shares issued at
   1995 and 1994, respectively                           9,000            7,900

  Capital in excess of par                           1,053,400          597,000

  Cummulative translation adjustment                  (203,500)        (184,100)

  Accumulated deficit                                 (463,200)        (103,400)
                                                  ------------     ------------
                                                       395,700          317,400
  Less shares of common stock held
   in treasury, at cost                                 15,500           15,500
                                                  ------------     ------------
                                                       380,200          301,900
                                                  ------------     ------------
                                                  $  1,181,900     $    964,800
                                                  ------------     ------------

            Read the accompanying summary of significant accounting
                 policies and notes to consolidated financial
            statements, both of which are an integral part of this
                       consolidated financial statement.

              INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES
                    CONSOLIDATED STATEMENTS OF OPERATIONS
                   YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                              1995            1994
Revenues:                                                ------------    ------------
  Professional fees                                      $  1,024,600    $  1,284,700
  Interest                                                     95,000          29,600
  Other                                                       102,500          13,900
                                                         ------------    ------------
                                                            1,222,100       1,328,200
                                                         ------------    ------------
Operating expenses:
  Amortization and depreciation                                87,800          90,400
  Bad debts                                                    73,300         136,500
  Direct                                                      620,800         582,800
  Interest                                                     27,000           8,700
  Payroll and related benefits                                415,700         411,300
  Rent                                                         55,400          79,700
  Selling, general and
   administration                                             246,900         276,700
                                                         ------------    ------------
                                                            1,526,900       1,586,100
                                                         ------------    ------------
Loss before other deductions, provision
 for income taxes and minority interest                      (304,800)       (257,900)

Other deductions                                              (51,500)         -
                                                         ------------    ------------
Loss before provision for income taxes
 and minority interest                                       (356,300)       (257,900)
                                                         ------------    ------------
Provision for income taxes (benefit):
  Current, including foreign taxes
   (1995, $2,900; 1994, $6,000)                                 2,900           2,800
  Deferred                                                     -              (24,000)
                                                         ------------    ------------
                                                                2,900         (21,200)
                                                         ------------    ------------
Loss before minority interest                                (359,200)       (236,700)

Minority interest                                                 600          -
                                                         ------------    ------------
Net loss                                                 $   (359,800)   $   (236,700)
                                                         ============    ============

Loss per share of common share:                          $      (0.04)   $      (0.04)
                                                         ============    ============

Weighted average common shares                              8,324,395       6,546,934
                                                         ============    ============


        Read the accompanying summary of significant accounting policies and notes to consolidated financial statements, both of which are an integral part of this consolidated financial statement.

              INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                   YEARS ENDED DECEMBER 31, 1995 AND 1994





                                                            Common stock            Capital in
                                                       -------------------------    Excess of
                                            Total        Shares        Amount          Par
                                        ------------   ----------   -----------   ------------
Balance, beginning, as previously
 reported                               $    605,200    6,530,612   $     6,500   $    421,400

Cummulative effect of restatement
 for amortization of intangibles
 ($45,000) and contribution of
 accrued officers salaries to
 capital in excess of par ($175,600)         (45,000)       -             -            175,600
                                        ------------   ----------   -----------   ------------
Balance, beginning, as restated              560,200    6,530,612         6,500        597,000


Add (deduct):
  Currency translation adjustment            (23,000)       -             -             -

  Common stock issued                          1,400    1,367,500         1,400         -

  Net loss                                  (236,700)       -             -             -
                                        ------------   ----------   -----------   ------------

Balance, December 31, 1994                   301,900    7,898,112         7,900        597,000

Add (deduct):
  Currency translation adjustment            (19,400)       -             -             -

  Common stock issued                        457,500    1,056,075         1,100        456,400

  Net loss                                  (359,800)       -             -             -
                                        ------------   ----------   -----------   ------------

Balance, ending                         $    380,200    8,954,187   $     9,000   $  1,053,400
                                        ============   ==========   ===========   ============

                                                          Retained
                                         Cummulative      Earnings          Treasury Stock
                                         Translation    (Accumulated  ---------------------------
                                          Adjustment      Deficit)       Shares         Amount
                                        ------------   -------------  ------------  -------------
Balance, beginning, as previously
 reported                               $   (161,100)  $    353,900        17,500   $    (15,500)

Cummulative effect of restatement
 for amortization of intangibles
 ($45,000) and contribution of
 accrued officers salaries to
 capital in excess of par ($175,600)          -            (220,600)       -              -
                                        ------------   ------------   -----------   ------------
Balance, beginning, as restated             (161,100)       133,300        17,500        (15,500)


Add (deduct):
  Currency translation adjustment            (23,000)        -             -              -

  Common stock issued                         -              -             -              -

  Net loss                                    -            (236,700)       -              -
                                        ------------   ------------   -----------   ------------

Balance, December 31, 1994                  (184,100)      (103,400)       17,500        (15,500)

Add (deduct):
  Currency translation adjustment            (19,400)        -             -              -

  Common stock issued                         -              -             -              -

  Net loss                                    -            (359,800)       -              -
                                        ------------   ------------   -----------   ------------

Balance, ending                         $   (203,500)  $   (463,200)       17,500   $    (15,500)
                                        ============   ============   ===========   ============



            Read the accompanying summary of significant accounting
                 policies and notes to consolidated financial
            statements, both of which are an integral part of this
                       consolidated financial statement.

              INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES
                    CONSOLIDATED STATEMENTS OF CASH FLOWS
                   YEARS ENDED DECEMBER 31, 1995 AND 1994



                                                                     1995                                   1994
                                                         -----------------------------          -----------------------------
Cash flows from operating activities:
  Sources of cash:
    Clients and other                                    $ 1,230,400                            $ 1,035,600
    Interest                                                 102,700      $ 1,333,100                10,600      $ 1,046,200
                                                         -----------                            -----------
  Uses of cash:
    Cash paid to:
      Direct costs                                           656,900                                541,300
      Operating                                              343,300                                347,300
      Payroll and related benefits                           244,300                                228,800
      Interest                                                27,500                                  7,200
      Income taxes                                             3,200        1,275,200                 6,000        1,130,600
                                                         -----------      -----------           -----------      -----------
  Cash provided by (used-in) operating activities                              57,900                                (84,400)
                                                                          -----------                            -----------
Cash flows from investing activities:
  Uses of cash:
    Acquisition of equipment                                  21,500                                  7,100
    Real estate                                                  700                                  1,900
    Acquisition costs                                         43,900                                  -
                                                         -----------                            -----------
      Cash (used-in) investing activities                                     (66,100)                                (9,000)
                                                                          -----------                            -----------
Cash flows from financing activities:
  Sources of cash:
    Long-term debt                                            62,500                                134,000
    Shareholders loans                                        26,700           89,200                 -              134,000
                                                         -----------                            -----------
  Uses of cash:
    Payment of:
      Long-term debt                                          75,500                                107,200
      Shareholders loans                                       -               75,500                 6,600          113,800
                                                         -----------      -----------           -----------      -----------
      Cash provided by financing activities                                    13,700                                 20,200
                                                                          -----------                            -----------
Effect of exchange rates on cash and equivalents                              (19,400)                               (23,000)
                                                                          -----------                            -----------
Decrease in cash and equivalents                                              (13,900)                               (96,200)

Cash and equivalents, beginning                                                33,300                                129,500
                                                                          -----------                            -----------
Cash and equivalents, ending                                              $    19,400                            $    33,300
                                                                          ===========                            ===========



       Read the accompanying summary of significant accounting policies and notes to consolidated financial statements, both of which are an integral part of this consolidated financial statement.

              INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES
              CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
                   YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                            1995             1994
                                                        -----------      ------------
Reconciliation of net loss to cash provided
 by (used-in) operating activities:

Net loss                                                $  (359,800)     $  (236,700)
                                                        -----------      -----------
Adjustments to reconcile net loss to cash
 provided by (used-in) operating activities:

  Amortization and depreciation                              87,800           90,400

  Minority interest                                             600            -

  Common stock issued as compensation                        32,100            1,400

  Changes in assets and liabilities:
    Accounts receivable                                     198,800         (131,500)
    Refundable income tax                                     3,200            3,200
    Other current assets                                     (3,300)          (9,900)
    Accounts payable                                        (36,100)          32,500
    Accrued liabilities                                     145,400          196,600
    Costs in excess of billings                               7,700            -
    Income taxes                                             (3,500)           -
    Deferred tax liability                                    -              (24,000)
    Other                                                   (15,000)          (6,400)
                                                        -----------      -----------
                     Total adjustments                      417,700          152,300
                                                        -----------      -----------
Cash provided by (used-in) operating activities         $    57,900      $   (84,400)
                                                        ===========      ===========
Supplemental schedule of non-cash activities:
  Operating activities:
    Common stock issued as compensation                 $    32,100      $     1,400
                                                        ===========      ===========
    Furniture and equipment in exchange for
     accounts receivable                                $    15,000
                                                        ===========
  Investing activities:
    Common stock issued in exchange
     for real property                                  $   401,700
    Reduction of note receivable in
     exchange for real property                              45,000
                                                        -----------
                                                        $   446,700
                                                        ===========
  Financing activities:
    Common stock issued in exchange for
     cancellation of long-term debt                     $    23,100
                                                        ===========

       Read the accompanying summary of significant accounting policies and notes to consolidated financial statements, both of which are an integral part of this consolidated financial statement.

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                     YEARS ENDED DECEMBER 31, 1995 AND 1994




BASIS OF ACCOUNTING:
  International Realty Group, Inc, (the Company) prepares its financial statements in accordance with generally accepted accounting principles. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.


MANAGEMENT ESTIMATES:
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Those estimates that are considered significant to the accompanying consolidated financial statements include the per share value used in the acquisition of various investments.


FAIR VALUE OF FINANCIAL INSTRUMENTS:
  Financial instruments which include cash and equivalents, accounts receivable, accounts payable and accrued liabilities are reflected in the financial statements at fair values. Based on the borrowing rates currently available to the Company for bank loans with similar terms and average maturities, debt is stated at their fair values.


PRINCIPLES OF CONSOLIDATION:
  The consolidated financial statements include the accounts of International Realty Group, Inc. and all material subsidiaries. All significant inter-company balances and transactions have been eliminated in consolidation.


REVENUE RECOGNITION:
  Service revenues are recognized on the percentage of completion method of accounting. Percentage of completion is determined by reference to the extent of contract performance, future performance and costs incurred. Costs and estimated earnings in excess of billings on uncompleted contracts are reported as unbilled receivables. Billings in excess of costs and estimated earnings on uncompleted contracts are reported as deferred revenues. Contracts in process are reviewed quarterly and revenues are adjusted in current accounting periods based on revisions. Provisions for estimated losses on contracts are recorded when identified. Substantially all service contracts have been short term.

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





CASH AND EQUIVALENTS:
  The Company considers all highly liquid debt instruments purchased with an initial maturity of three months or less to be cash equivalents.


FOREIGN CURRENCY TRANSLATION:
  Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. All assets and liabilities of operations outside the United States are translated into United States dollars at period-end exchange rates. The Hungarian exchange rate used for the years ended December 31, 1995 and 1994 was H$139.81 and H$113.62, respectively. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in shareholders' equity. Permanent adjustments are reflected in the consolidated statements of operations.


INVESTMENTS:
  Investments in equity securities are classified as either trading securities or available for sale securities. The net unrealized holding gains and losses for trading securities would be included in earnings. There were no trading securities during the periods. Equity securities have been categorized as available for sale and, as a result, are stated at fair value. Any unrealized gains and losses would be reported as a separate component of shareholders' equity. There were no unrealized gains and losses at the balance sheet date.


FURNITURE, EQUIPMENT, IMPROVEMENTS, DEPRECIATION AND AMORTIZATION:
  Furniture, equipment and leasehold improvements are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are computed on the straight-line method over the estimated useful lives as follows:


                                  Estimated Useful Lives
                                     (In years)
                                -----------------------
Furniture and equipment              10 years
Leasehold improvements               10 years
Library                               7 years

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





FURNITURE, EQUIPMENT, IMPROVEMENTS, DEPRECIATION AND AMORTIZATION (CONTINUED):
  Repairs, maintenance and renewals are charged to operations as incurred, and expenditures for significant betterments and renewals are capitalized.

  The cost of fixed assets retired or sold, together with the related accumulated depreciation, are removed from the appropriate asset and depreciation accounts, and the resulting gain or loss is included in net earnings.


EXCESS OF COST OVER ESTIMATED FAIR VALUE OF NET ASSETS ACQUIRED:
  The excess of cost over estimated fair value of net assets acquired is being amortized by the straight-line method over the estimated useful life of ten
  (10) years. The Company evaluates the amortization period of intangibles on an ongoing basis in light of changes in any business conditions and events or circumstances that may indicate the potential impairment of the intangible asset. The Company evaluates the historical and projected operating performance of acquired businesses, specific industry trends and general economic conditions to assess whether the remaining estimated useful life may warrant revision or that the remaining balance of the intangible assets may not be recoverable. If such factors, events or circumstances indicate that the value is impaired, the Company will provide for the decline in that period.


OTHER ASSETS:
  Other assets consist primarily of organizational costs which are stated at cost and are being amortized over a five year period using the straight-line method.


INCOME TAXES:
  Deferred income taxes are provided for temporary differences resulting from inclusion of income and expenses for financial reporting purposes in years other than when recognized for income tax purposes. Accordingly, deferred income taxes are provided for the temporary differences resulting from use of the cash method of accounting for income tax purposes and the accrual method of accounting for financial statement purposes.


RECLASSIFICATION:
  In order to facilitate comparison of financial information, certain amounts reported in the prior year have been reclassified to conform with the current year presentation.

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 1995 AND 1994


1.  ORGANIZATION AND BUSINESS:
      International Realty Group, Inc. was organized and incorporated under the laws of the State of Delaware on April 13, 1970. The Company provides commercial real estate and business valuations and appraisals both domestically and on an international basis.

      Wholly-owned subsidiaries of the Company are as follows except Appraisal Group International, RT which is 75% owned by Stragix International,
      Inc.:


                                   State or Country                Date of
            Company                of  Incorporation             Incorporation
---------------------------------  -----------------            ---------------
The Appraisal Group, Inc.             Florida                    August 21, 1974

U.S. Property Investment and
 Auction, Inc.                        Florida                    March 31, 1987

Appraisal Group International, Inc.   Florida                    July  7, 1989

Stragix International, Inc.           Florida                    April 1, 1990

Appraisal Group International, RT     Hungary                    June 6, 1990

IRG Financial Services, Inc.          Florida                    June 15, 1992

Caye Bokel, Limited                   Belize                    January 27, 1995


2.  LIQUIDITY AND STRATEGIC PLANNING:
      As reflected in the accompanying consolidated balance sheets, the Company's current liabilities exceed its current assets as of December 31, 1995 by approximately $449,700, which is an increase of $359,100 from 1994. Accrued officers salaries of approximately $375,900 and shareholders loans of approximately $26,700 are significant amounts of the working capital deficiency. If these related party items were not considered, the working capital deficiency would be reduced to approximately $47,100. For the year ended December 31, 1995, the Company reported positive cash flows from operations while reporting a net loss of $359,800. Subsequent to December 31, 1995, an additional $55,000 has been loaned to the Company as additional working capital. The Company has a significant investment in goodwill and other intangible assets, the recoverability of which is dependent upon the success of future operations.

      The Company has filed a Form 14C, Preliminary Information Statement, with the Securities and Exchange Commission. The purpose of the Information Statement is to disclose formal discussions regarding the Company's acquisition of interest owned by DSC, S.A. de C.V. and Hemisphere Development, Ltd. (DSC). If the proposed transaction were to be consummated, the controlling shareholder of DSC would be the controlling shareholder of the Company. The Company is in the process of notifying the Secretary of State of the State of Delaware of its intention to increase the authorized shares from 10,000,000 common shares to 450,000,000 common shares.

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





2.  LIQUIDITY AND STRATEGIC PLANNING (CONTINUED):
      Under the proposal, the Company would acquire Clusters, S.A. de C.V. (Clusters), a wholly owned subsidiary of DSC. In addition, the Company would acquire DSC's 30% interest in Nueva Tierra, S.A. de C.V. (Nueva Tierra) and the remaining 70% interest of Nueva Tierra from Hemisphere Development Ltd. (Hemisphere). All acquisitions would be in exchange for the common stock of the Company. DSC, Clusters and Nueva Tierra are corporations organized under the laws of Mexico while Hemisphere is a corporation organized under the laws of the Isle of Man. The transaction has been valued at $88,651,100 (Clusters, $34,832,000; Nueva Tierra, $16,145,059; Hemisphere, $37,674,095), subject to adjustments at the date of closing. The Company would issue 113,364,647 shares of common stock valued at $.782 cents per share. Of the total shares to be issued, 65,188,055 will be issued to DSC, and 48,176,592 will be issued to Hemisphere. 15,991,049 of the shares issued to DSC will in turn be transferred to a financial institution to extinguish $12,505,000 of short-term debt owed by DSC. Costs associated with this transaction will be charged to shareholders' equity upon completion.


      The per share value of $.782 has been estimated by management as follows:




            a)   Caye Bokel:
                   Discounted forecasted cash flow
                   assuming a fully developed
                   destination resort.  Discounts
                   of 20% to 25% were used.                $  5,500,000

            b)   Valuation:

                   Management's valuation of the
                   domestic and foreign valuation
                   services, including liquidation fees.      1,500,000

                                                           ------------
                                                           $  7,000,000
                                                           ============

            Shares outstanding at valuation date              8,954,187
                                                           ============

            Per share value                                $       .782
                                                           ============

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





2.  LIQUIDITY AND STRATEGIC PLANNING (CONTINUED):
      After completion of the proposed transaction, the Company would expand its business operations from professional services into additional segments which would include:

           a)  Lodging
           b)  Development of commercial and
                 residential properties

      To assist the Company in accomplishing its strategic plans, DSC has advanced working capital loans to the Company. As of December 31, 1995, $62,500 was advanced. An additional $55,000 was advanced in 1996.

      During 1995, in a transaction which was previously disclosed, the Company was negotiating with Trinity Energy Corporation (Trinity). The negotiations were terminated by the Company after it determined that Trinity was not prepared or willing to consummate the proposed transaction. Costs incurred with the proposed transaction amounted to approximately $35,500 and were charged to current operations.


3.  ADJUSTMENTS TO OPENING BALANCE OF SHAREHOLDERS' EQUITY:
      The Company has restated retained earnings (accumulated deficit) for the correction of errors originating prior to 1994. The corrections result from changing the amortization of certain intangible costs from ten (10) years to five (5) years and the reclassification of officers payroll which had previously been accrued and subsequently contributed to capital. The effect of the restatement on shareholders' equity was a reduction of $45,000. Officers payroll in the amount of $175,600 was accrued during the year ended December 31, 1993. The officers waived payment of the accrued payroll and such amount was in turn treated as a contribution to the Company. As a result, capital in excess of par was increased and retained earnings were decreased by the same $175,600. The following table summarizes the restatement impact on net loss and net loss per share for the years 1994 and 1993:

                                               1994           1993
                                           ------------  -------------
         Net loss, as previously reported  $   (221,700) $     (11,300)
                                           ------------  -------------
         Effect of restatement:
           Amortization                          15,000         15,000
           Payroll                                    -        175,600
                                           ------------  -------------
                                                 15,000        190,600
                                           ------------  -------------
         Net loss, as restated             $   (236,700) $    (201,900)
                                           ============  =============

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





3.  ADJUSTMENTS TO OPENING BALANCE OF SHAREHOLDERS EQUITY (CONTINUED):


                                                       1995                        1994
                                                   ------------                ------------
    Per share amounts as previously reported       $   (0.03)                   $    0.00

    Effect of restatement                              (0.01)                       (0.03)
                                                   ---------                    ---------
    Per share amounts, as restated                 $   (0.04)                   $   (0.03)
                                                   =========                    =========



4.  CONCENTRATION OF CREDIT RISK:
      Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and accounts receivable. During the year, the Company's account balances with financial institutions may exceed federally insured limits. Management regularly monitors their balances and attempts to keep this potential risk to a minimum by maintaining their accounts with financial institutions they believe are of good quality.

      A concentration of credit risk may exist with respect to accounts receivable. The Company has a large number of customers on which it performs ongoing credit evaluations and generally does not require collateral from its customers. The Company maintains an allowance for uncollectible accounts receivable based upon expected collectibility of all accounts receivable. Credit losses have been provided for in the consolidated financial statements.

      A significant portion of the Company's revenues consist of fees to major customers on credit. Net revenues in 1995 to major customers are as follows:


                                           Amount        Percentage
                                           ------        ----------
   Domestic:
    Customer A                            $106,600         20.0%

   Foreign:
    Customer A                            $552,600         80.0%


Both customers are governmental agencies. There are no other customers which contribute revenues in excess of 5%.

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





5.  LAND HELD FOR INVESTMENT:
      Land held for investment consists of one (1.0) acre of developed vacant land in La Grange, Texas, and eighty seven (87) acres of undeveloped land on the Island of Caye Bokel in the country of Belize. A summary is as follows:


                                         1995               1994
                                       ------------  ------------
               La Grange, Texas        $     31,600  $     31,600
               Caye Bokel, Belize           449,400             -
                                       ------------  ------------
                                           $481,000  $     31,600
                                       ============  ============


      Management intends to hold the property for either future sale or development. As part of the purchase of the Caye Bokel property, the Company exchanged 515,000 shares of common stock valued at $.782 per share in October, 1995. An independent appraisal of the property valued the transaction in excess of the recorded amount.


6.  MARKETABLE SECURITIES:
      During the current year, the Board of Directors of Appraisal Group International, RT (AGI RT), with the concurrence of its parent, authorized the exchange of twenty five percent (25.0%) of AGI RT common stock with certain directors/officers/employees of the Corporation for marketable securities of other Hungarian corporations owned by these directors/officers/employees. The fair values of the marketable securities were based on the fair value of AGI RT compared to the net equity of the companies in the exchange of securities. The securities do not represent controlling interest in other Hungarian companies.
      Minority interest represents the minority shareholders' proportionate share of the equity in Appraisal Group International, RT. At December 31, 1995, the Company owned seventy five percent (75.0%) of the capital stock of AGI RT. Investments are stated at fair value as determined by the Board of Directors. Because of the inherent uncertainty of such valuations, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994








7.  DETAILS OF FINANCIAL STATEMENT COMPONENTS:    1995               1994
                                             ------------        ------------
   OTHER CURRENT ASSETS:
        Interest receivable                  $     11,300        $     19,000
        Prepaid expenses                           15,500               4,500
                                             ------------        ------------
                                             $     26,800        $     23,500
                                             ============        ============
   FURNITURE, EQUIPMENT AND IMPROVEMENTS:
        Furniture and equipment              $    164,600        $    128,300
        Leasehold improvements                     12,400              12,400
        Library                                   207,600             205,100
                                             ------------        ------------
                                                  384,600             345,800
        Less accumulated deprecation
         and amortization                         178,700             136,200
                                             ------------        ------------
                                             $    205,900        $    209,600
                                             ============        ============
      OTHER ASSETS:
        Acquisition costs                    $     43,900        $          -
        Deposits                                    7,700               7,700
        Organization costs                            200              32,100
                                             ------------        ------------
                                             $     51,800        $     39,800
                                             ============        ============
      ACCRUED LIABILITIES:
        Payroll and payroll taxes            $    375,900        $    212,800
        Interest                                    1,000               1,500
        Foreign taxes, other than on income        13,600              23,000
        Other                                       5,700              14,100
                                             ------------        ------------
                                             $    396,200        $    251,400
                                             ============        ============

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994






      8.  LONG-TERM DEBT:                       1995          1994
                                            ------------  ------------
          Note payable, demand,
          interest at 6.0%,
          collateralized by 50,000
          shares of common stock,
          matured on August 27, 1992.       $       -     $     23,100

          Note payable, related party,
          unsecured, interest at 2.0%
          per annum, payable monthly,
          balloon payment of $49,000
          due on December 31, 1997.            49,000           49,000

          Note payable, unsecured,
          interest at 7.25% for 1995
          and 1994.                            89,400          134,000

          Note payable, unsecured,
          interest at 7%, payable
          quarterly, matured on
          December 31, 1994.                        -           30,900

          Note payable, related party,
          collateralized by accounts
          receivable, non-interest
          bearing, due on demand.              62,500                -
                                            ---------     ------------
                                              200,900          237,000
          Less current portion                151,900          145,000
                                            ---------     ------------
                                            $  49,000     $     92,000
                                            =========     ============


      Maturities of long-term debt subsequent to December 31, 1995 are as follows:

                          Years ending
                          December 31,         Amount
                          ------------     ------------
                             1996           $   151,900
                             1997                49,000
                                            -----------
                                            $   200,900
                                            ===========

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





9.  INCOME TAXES:
      Components of the net deferred tax liability as reflected on the Company's consolidated balance sheets are as follows:

                                           1995               1994
                                         ------------  ------------
          Deferred tax assets:
                Accounts payable         $  45,900     $     64,300
                Accrued liabilities        134,700           94,500
                Net operating loss          92,500           82,600
                                         ---------     ------------
                                           273,100          241,400

          Less valuation allowance        (197,800)         (76,300)
                                         ---------     ------------
                                            75,300          165,100
          Deferred tax liabilities:
                Accounts receivable        (75,300)        (165,100)
                                         ---------     ------------
                                         $       -     $          -
                                         =========     ============


      The valuation allowance is provided when it is more likely than not that the tax benefit may not be realized.


      The components of the provision for income taxes (benefit) for the years ended December 31, 1995 and 1994, are as follows:


          Current payable (receivable):
            Federal                      $          -  $     (3,200)
            Foreign                             2,900         6,000

          Deferred:
            Federal                                 -       (19,100)
            State                                   -        (4,900)
                                         ------------  ------------
                                         $      2,900  $    (21,200)
                                         ============  ============

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





9.  INCOME TAXES (CONTINUED):
      The income tax benefit for the year ended December 31, 1995, differs from that which would result from applying statutory tax rates primarily due to certain operating expenses which are not tax deductible. The provision for income taxes differs from the amount obtained by applying the federal statutory income tax rate to income before provision for income taxes as follows:

                                               1995             1994
                                           ------------  -------------
        Provision at statutory rate        $          -  $           -

        State taxes, less federal benefit             -              -

        Foreign taxes                             2,900          6,000

        Utilization of operating loss
         carrybacks/carryforwards                     -         (3,200)

        Foreign sales benefit                         -         (1,500)

        Other differences                             -        (22,500)
                                           ------------  -------------
                                           $      2,900  $     (21,200)
                                           ============  =============


      At December 31, 1995, the Company had available federal net operating loss carryforwards of approximately $304,100 which will generally expire beginning in the year 2011.

      The Company has not provided for federal income taxes on approximately $15,500 of undistributed earnings of its foreign subsidiaries which have been reinvested in their operations. If these earnings were distributed, net operating loss carryforwards and foreign tax credits available under current law would eliminate the resulting federal income tax liability.

10. LOSS PER SHARE:
      Loss per share of common stock were computed by dividing net loss by the weighted average number of shares of common stock. The number of shares used in the computation of loss per share of common stock during 1995 and 1994 were 8,324,395; and 6,546,934, respectively.

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994




11. COMMITMENTS, TRANSACTIONS WITH RELATED PARTIES AND BACKLOG:
      The Company leases office facilities on a month to month basis. Future minimum lease payments under this agreement are $3,800, per month.

      The Company has entered into two (2) employment agreements with shareholders/officers of the Company. The agreements provide for employment terms through 1996 with minimum annual compensation of approximately $204,000 per annum, plus bonuses if declared by the Board of Directors. No bonuses have been declared for the years ended December 31, 1995 and 1994.

      During the years ended December 31, 1995 and 1994, the Company paid compensation to shareholders/officers of $204,000 and $226,000, respectively. These amounts have been charged to operations either as payroll or consulting fees. The aggregate shares controlled by the shareholders receiving the compensation was approximately sixty-three percent (63.0%) for 1995 and seventy-five percent (75.0%) for 1994.

      The Company has a back-log of engagement agreements amounting to $115,000. The agreements signed in September, 1995 should commence about April, 1996.

12. STOCK OPTIONS AND AWARDS:
      The Company has granted stock options which are part of the employment agreement with a key employee. One million two hundred thousand (1,200,000) shares of the Company's common stock has been issued or reserved for issuance under the agreement. The terms of options granted under the agreement is determined at the time of the grant. The option price may not be less than the fair market value per share on the date of grant. The Company also awarded common stock to certain other employees which were granted at par value, which was deemed to be fair value.



 Stock option/award activity under the Agreement is as follows:

                                   1995          1994
                               ---------     ------------
 Number of option shares:
   Outstanding, beginning        400,000        1,000,000
   Add (deduct):
     Granted/awarded             200,000          767,500
     Exercised                   400,000        1,367,500
     Cancelled                      -               -
                               ---------     ------------
   Outstanding, ending           200,000          400,000
                               =========     ============
 Option price range
   Granted                     $    .001     $       .001
   Exercised                        .001             .001
   Cancelled                           -                -
                               ---------     ------------
   Outstanding, ending         $    .001     $       .001
                               =========     ============

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994



12. STOCK OPTIONS AND AWARDS (CONTINUED):
      The 400,000 shares exercised under the option agreement were valued at par on the exercise dates of April 1, 1995 and June 1, 1995.

      Management, with the concurrence of the majority shareholders, granted employee stock awards for 1995. All eligible employees of the Company were granted stock awards (32,575 shares). In addition, the Company also granted an award of 8,500 shares of common stock to all members of the Board of Directors, some of whom are officers. Amounts charged against current earnings for the awards was approximately $32,100. The per unit share was based upon the fair value ($.782) of the common stock at year end.

13. TRUST ASSETS:
      AGI RT maintains cash (1995, $678,900; 1994, $1,290,000) in a fiduciary or agency capacity (trust funds) for certain customers which is not included in the accompanying consolidated balance sheet. The trust funds represent funds for companies being liquidated under court supervision.

      In 1994, former employees of AGI Rt invested trust funds in securities of an entity. The investment was outside the fiduciary scope of responsibility of AGI RT as Trustee and was done without its knowledge or consent. The investments were liquidated in 1995 at a loss, and the Company has voluntarily indemnified the trust fund for such losses. Management of the Company is instituting legal proceedings against the former employees seeking restitution. The ability of recovery has not been determined, and accordingly, amounts paid as indemnification ($51,500) have been charged to current operations.



       14. SUPPLEMENTAL INFORMATION:           1995             1994
            Charged to:                    ------------      -----------
              Direct:
                Consulting, appraisal      $   526,000       $   492,000
                Reports, film and
                  other                         94,800            90,800
                                           -----------       -----------
                                           $   620,800       $   582,800
                                           ===========       ===========
              Selling, general and
               Administrative:
                Utilities                  $    42,500       $    39,500
                Insurance                        6,500             5,900
                Office                          48,600            76,000
                Professional                    71,600            36,100
                Selling                         23,100            51,100
                Other                           54,600            68,100
                                           -----------       -----------
                                           $   246,900       $   276,700
                                           ===========       ===========

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





15. BUSINESS SEGMENT:
      Information about the Company's operations in different geographic areas for the years ended December 31, 1995 and 1994 is as follows:


                                          Consolidated       United
                                             Total           States            Hungary
                                          -----------      -----------        ----------
    Net revenues:
      1995                                $1,222,100       $  531,300         $  690,800
      1994                                 1,328,200          744,200            584,000

    Income (loss) from
    continuing operations
    before other deductions,
    income taxes and
    minority interest:
     1995                                   (304,800)        (361,600)            56,800
     1994                                   (257,900)        (259,900)             2,000

    Identifiable assets:
     1995                                    666,200          467,200            199,000
     1994                                    885,000          512,000            373,000

    Capital expenditures:
     1995                                     36,500           15,200             21,300
     1994                                      7,100            7,100                  -

    Depreciation and amortization:
     1995                                     87,800           82,900              4,900
     1994                                     90,400           84,400              6,000


      Income (loss) form continuing operations is revenue less operating expenses. In determining income (loss) from continuing operations, the following items have not been included:

           a) Other deductions
           b) Income taxes
           c) Minority interest

      Identifiable assets are those assets that are identified with the operations in each geographic area.

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994






16. SELECTED QUARTERLY FINANCIAL SUMMARY (UNAUDITED):
      For the years ended December 31:


                           FIRST     SECOND    THIRD        FOURTH
                        ----------  --------  --------     --------
1995:
  Revenues              $ 290,300   $335,300   $ 305,700   $ 290,800

  Operating expenses      397,700    462,000     285,000     434,300
                         --------   --------   ---------   ---------

 Income (loss) before
  income taxes           (107,400)  (126,700)     20,700    (143,500)

 Provision for income
  taxes (benefit)               -          -       2,400         500
                        ---------  ---------   ---------   ---------
 Net income (loss)      $(107,400) $(126,700)  $  18,300   $(144,000)
                        =========  =========   =========   =========

 Net income (loss) per
  common share          $   (0.01) $   (0.02)  $    0.03   $   (0.04)
                        =========  =========   =========   =========


1994:
  Revenues              $ 426,900  $ 269,400   $ 235,500   $ 396,400

  Operating expenses      468,300    337,100     274,100     506,600
                        ---------  ---------   ---------   ---------
  Loss before income
   taxes                  (41,400)   (67,700)    (38,600)   (110,200)

  Provision for income
   taxes (benefit)        (11,400)   (19,600)      2,900       6,900
                        ---------  ---------   ---------   ---------
    Net loss            $ (30,000) $ (48,100)  $(41,500)   $(117,100)
                        =========  =========   =========   =========

    Net loss per common
     share              $       -  $   (0.01)  $   (0.01)  $   (0.02)
                        =========  =========   =========   =========

                INTERNATIONAL REALTY GROUP, INC AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





16. SELECTED QUARTERLY FINANCIAL SUMMARY (UNAUDITED) (CONTINUED):
      The 1995 and 1994 quarters have been restated for $15,000 of amortization, which resulted from changing the estimated amortization period from ten (10) to five (5) years. Major fluctuations between the third and fourth quarters of 1995 and 1994 are as follows:



      1995:
         Bad Debts, foreign            $ 36,800
         Other deductions, foreign       51,500


      1994:

         Bad Debts, domestic            110,000
         Payroll, domestic               28,300



      Circumstances were not evident that the bad debts arose prior to the fourth quarter for both 1995 and 1994.

              INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES
            CONSOLIDATED BALANCE SHEETS - JUNE 30, 1996 AND 1995
                                 (UNAUDITED)



                         ASSETS


                                              1996           1995
                                         -------------  -------------
Current assets:
  Cash and equivalents                   $     17,800   $    100,400

  Accounts receivable, deemed
   fully collectible                          147,200        336,800

  Refundable income tax                        -               3,200


  Other current assets                         90,300         15,500





                                         -------------  -------------
          Total current assets                255,300        455,900


Note receivable                                -              45,000

Marketable securities available for sale       34,700         -

Land held for investment                      485,300         33,500

Furniture, equipment and
 improvements                                 196,700        195,700

Excess of cost over estimated fair
 value of net assets acquired                 132,000        135,400

Other assets                                    7,800         54,600









                                         -------------  -------------
                                         $  1,111,800   $    920,100
                                         -------------  -------------


                     LIABILITIES AND SHAREHOLDERS' EQUITY


                                                  1996           1995
                                              -------------  -------------
  Current liabilities:
    Notes payable                             $    197,000   $    139,100

    Current portion of long-term debt                6,000         54,000

    Accounts payable                               129,300        290,600

    Accrued liabilities                            444,200        320,500

    Billings in excess of costs and estimated
     earnings on uncompleted contracts               3,800         -

    Shareholders loans                              37,000         -

    Income taxes payable                               200          1,000
                                              -------------  -------------
            Total current liabilities              817,500        805,200
                                              -------------  -------------
  Long-term debt, less current portion              39,500         49,000
                                              -------------  -------------

  Minority interest                                 32,400         -
                                              -------------  -------------
  Shareholders' equity:
    Common stock, $.001 par; authorized
     10,000,000 shares; 8,954,187 and
     8,398,112 common shares issued at
     1996 and 1995, respectively                     9,000          8,400

    Capital in excess of par                     1,053,400        597,000

    Cummulative translation adjustment            (208,500)      (194,000)

    Accumulated deficit                           (616,000)      (330,000)
                                              -------------  -------------
                                                   237,900         81,400
    Less shares of common stock held
     in treasury, at cost                           15,500         15,500
                                              -------------  -------------
                                                   222,400         65,900

                                              -------------  -------------
                                              $  1,111,800   $    920,100
                                              -------------  -------------

              INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES
                    CONSOLIDATED STATEMENTS OF OPERATIONS
              THREE AND SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                                 (UNAUDITED)



                                           1996                         1995
                                 --------------------------   --------------------------
                                 Three months   Six months    Three months   Six months
                                    Ended          Ended         Ended          Ended
                                   June 30,       June 30,      June 30,       June 30,
                                 -----------   -----------    -----------   -----------
Revenues                         $   147,600   $   309,800    $   335,300   $   625,600
                                 -----------   -----------    -----------   -----------
Operating expenses:
  Amortization and
   depreciation                       13,000        27,400         17,300        43,300

  Bad debts                            -            24,200          -            46,400

  Direct                              50,000       162,000        169,900       315,000

  Interest                               900         4,400         22,300        23,900

  Payroll and related
   benefits                           79,400       147,000        155,300       245,900

  Rent                                11,500        23,000         13,200        28,000

  Selling, general and
   administration                     51,700        77,400         84,000       157,200
                                 -----------   -----------    -----------   -----------
                                     206,500       465,400        462,000       859,700
                                 -----------   -----------    -----------   -----------

Loss before minority interest        (58,900)     (155,600)      (126,700)     (234,100)

Minority interest                       (700)       (2,800)         -             -
                                 -----------   -----------    -----------   -----------
Net loss                         $   (58,200)  $  (152,800)   $  (126,700)  $  (234,100)
                                 ===========   ===========    ===========   ===========

Loss per share of common stock:  $      0.00   $      0.00    $      0.00   $      0.00
                                 ===========   ===========    ===========   ===========

Weighted average shares
 of common stock                   8,954,200     8,954,200      8,954,200     8,954,200
                                 ===========   ===========    ===========   ===========

              INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES
                    CONSOLIDATED STATEMENT OF CASH FLOWS
                       SIX MONTHS ENDED JUNE 30, 1996
                                 (UNAUDITED)




Cash flows from operating activities:
  Sources of cash:
    Clients and other                                 $    354,300
    Interest                                                 1,700      $   356,000
                                                      ------------
  Uses of cash:
    Cash paid to:
      Direct costs                                         167,600
      Operating                                            119,200
      Payroll and related benefits                          99,600
      Interest                                               4,400          390,800
                                                      ------------      -----------
  Cash (used-in) operating activities                                       (34,800)
                                                                        -----------
Cash flows from investing activities:
  Uses of cash:
    Acquisition of equipment                                 9,300
    Investment in real estate                                4,300
                                                      ------------
      Cash (used-in) investing activities                                   (13,600)
                                                                        -----------
Cash flows from financing activities:
  Sources of cash:
    Note payable                                            45,100
    Shareholders loans                                      39,100           84,200
                                                      ------------
  Uses of cash:
    Payment of:
      Long-term debt                                         3,500
      Shareholders loans                                    28,800           32,300
                                                      ------------      -----------
      Cash provided by financing activities                                  51,900
                                                                        -----------
Effect of exchange rates on cash and equivalents                             (5,100)
                                                                        -----------
Decrease in cash and equivalents                                             (1,600)

Cash and equivalents, beginning                                              19,400
                                                                        -----------
Cash and equivalents, ending                                            $    17,800
                                                                        ===========

              INTERNATIONAL REALTY GROUP, INC. AND SUBSIDIARIES
              CONSOLIDATED STATEMENT OF CASH FLOWS (CONTINUED)
                       SIX MONTHS ENDED JUNE 30, 1996
                                 (UNAUDITED)




Reconciliation of net loss to cash (used-in) operating activities:

Net loss                                                                $  (152,800)
                                                                        -----------
Adjustments to reconcile net loss to cash
 (used-in) operating activities:

  Amortization and depreciation                                              27,400

  Minority interest                                                          (2,800)

  Changes in assets and liabilities:
    Accounts receivable                                                      74,300

    Other current assets                                                    (19,600)

    Accounts payable                                                         (5,600)

    Accrued liabilities                                                      48,000

    Billings in excess of costs                                              (3,900)

    Income taxes                                                                200
                                                                        -----------

        Net adjustments                                                     118,000
                                                                        -----------

Cash (used-in) operating activities                                     $   (34,800)
                                                                        ===========



The foregoing financial statements has been prepared from the records of the Company and have not been audited or reviewed by the Company's certified public accountants. Accordingly, these statements are subject to adjustments upon audit, which audit will be conducted for the Fiscal Year ending December 31, 1996. Reference is made to the footnotes to the financial statements prepared by the Company's auditors for the Fiscal Year ended December 31, 1995. In the opinion of management there have been no developments requiring footnote disclosure for the periods covered by the foregoing financial statements that are not adequately disclosed in the footnotes to the December 31, 1995 statements, included elsewhere herein.

[LOGO] GONZALEZ MACIN Y CIA.

----------------------------------

Board of Directors and Shareholders
Centro de Promociones Guerrero, S.A. de C.V.
Mexico City, Mexico


We have audited the accompanying balance sheets of Centro de Promociones Guerrero, S.A. de C.V. (a subsidiary of Clusters, S.A. de C.V.), as of December 31, 1995 and 1994 and the related statements of operations, shareholders' equity (deficiency) and cash flows for the years then ended. As described in
Note 1 of Notes to financial statements, the accompanying financial statements have been prepared on the basis of accounting principles generally accepted in the United States, expressed in United States dollars. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, in the United States and Mexico. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the 1995 and 1994 financial statements referred to above present fairly, in all material respects, the financial position of Centro de Promociones Guerrero, S.A. de C.V. (a subsidiary of Clusters, S.A. de C.V.) as of December 31, 1995 and 1994 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.




                                /S/  C.P. GUILLERMO GONZALEZ MACIN

                                C.P. Guillermo Gonzalez Macin
Mexico, D.F.
April 2, 1996

RIO EBRO NO. 45 COLONIA CUAUHTEMOC DELEGACION CUAUHTEMOC C.P. 06500 TEL. (915) 525-31-34

                CENTRO de PROMOCIONES GUERRERO, S.A. de C.V.
                  (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
                 BALANCE SHEETS - DECEMBER 31, 1995 AND 1994



                         ASSETS


                                                  1995            1994
                                             ------------    ------------
Current assets:
  Due from affiliates                        $    242,223    $     -

  Marketable securities in affiliates              -                1,978

  Refundable income and value added taxes             107             116





                                             ------------    ------------

          Total current assets                    242,330           2,094



Property held for development                     403,591         403,591







                                             ------------    ------------
                                             $    645,921    $    405,685
                                             ============    ============


             LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)


                                                    1995            1994
                                                -------------   ------------
 Current liabilities:
   Mortgage note, bank                          $    340,974    $    507,500

   Accrued interest, bank                            368,962         298,427

   Due to affiliates                                   1,224           1,282

   Accounts payable                                   58,078          86,442

   Accrued liabilities                                 6,357          11,164

                                                ------------    ------------

           Total current liabilities                 775,595         904,815
                                                ------------    ------------


 Shareholders' equity (deficiency):
   Common stock, no par value; 1,531,000
   shares authorized, issued and outstanding
   at stated value                                   460,975         460,975

   Capital in excess of stated value                 315,769          -

   Cummulative translation adjustment                742,647         445,787

   Accumulated deficit                            (1,649,065)     (1,405,892)
                                                ------------    ------------
                                                    (129,674)       (499,130)

                                                ------------    ------------
                                                $    645,921    $    405,685
                                                ============    ============


        Read the accompanying notes to financial statements, which are an integral part of this financial statement.

                CENTRO de PROMOCIONES GUERRERO, S.A. de C.V.
                  (A SUBISIDIARY OF CLUSTERS, S.A. de C.V.)
                          STATEMENTS OF OPERATIONS
                   YEARS ENDED DECEMBER 31, 1995 AND 1994




                                                          1995            1994
                                                     ------------    -------------
Other additions (deductions):
  Interest expense                                   $   (130,135)   $   (165,420)

  Gain (loss) from foreign currency                      (112,727)         56,373

  Other                                                      (311)           (107)
                                                     ------------    ------------


Net loss                                             $   (243,173)   $   (109,154)
                                                     ------------    ------------





                    Read the accompanying notes to financial statements,
                   which are an integral part of this financial statement.

                CENTRO de PROMOCIONES GUERRERO, S.A. de C.V.
                  (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
               STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIENCY)
                   YEARS ENDED DECEMBER 31, 1995 AND 1994




                                                         Common stock                Capital in      Cummulative
                                                    ---------------------------      Excess of       Translation       Accumulated
                                       Total           Shares         Amount        Stated value      Adjustment         Deficit
                                   ------------     -----------   ------------     ------------     ------------     -------------
Balance, beginning                 $   (835,763)      1,531,000   $    460,975     $     -          $     -          $  (1,296,738)

Add (deduct):
  Net loss                             (109,154)         -              -                -                -               (109,154)

  Currency translation adjustment       445,787          -              -                -               445,787            -
                                   ------------     -----------   ------------     ------------     ------------     -------------

Balance, December 31, 1994             (499,130)      1,531,000        460,975           -               445,787        (1,405,892)

Add (deduct):
  Gain on sale of related parties
   securities to related parties        315,769          -              -               315,769           -                 -

  Net loss                             (243,173)         -              -                -                -               (243,173)

  Currency translation adjustment       296,860          -              -                -               296,860            -
                                   ------------     -----------   ------------     ------------     ------------     -------------

Balance, ending                    $   (129,674)      1,531,000   $    460,975     $    315,769     $    742,647     $  (1,649,065)
                                   ============     ===========   ============     ============     ============     =============





                       Read the accompanying notes to financial statements,
                     which are an integral part of this financial statement.

                CENTRO de PROMOCIONES GUERRERO, S.A. de C.V.
                  (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
                          STATEMENTS OF CASH FLOWS
                   YEARS ENDED DECEMBER 31, 1995 AND 1994



                                                              1995           1994
                                                          ------------   ------------
Cash flows from operating activities:
  Source of cash:
    Income taxes                                          $         9    $    26,601
                                                                -              1,437
                                                          -----------    -----------
                                                                    9         28,038
                                                          -----------    -----------
  Uses of cash:
    Interest                                                   59,600        161,597
    Operating expenses                                        146,209          -
                                                          -----------    -----------
                                                              205,809        161,597
                                                          -----------    -----------
      Cash (used-in) operating activities                    (205,800)      (133,559)
                                                          -----------    -----------
Cash flows from investing activities:
  Source of cash:
    Proceeds from sale of related party securities            317,747          -

  Use of cash:
    Purchase of related party securities                        -              1,978
                                                          -----------    -----------
      Cash provided by (used-in) investing activities         317,747         (1,978)
                                                          -----------    -----------

Cash flow from financing activities:
  Uses of cash:
    Payments of:
      Mortgage note, bank                                     166,526        285,088
      Related party                                           242,281         25,162
                                                          -----------    -----------
                                                              408,807        310,250
                                                          -----------    -----------
      Cash (used-in) financing activities                    (408,807)      (310,250)
                                                          -----------    -----------

Effect of exchange rates on cash and equivalents              296,860        445,787
                                                          -----------    -----------
Increase (decrease) in cash                                     -              -

Cash, beginning                                                 -              -
                                                          -----------    -----------
Cash, ending                                              $     -        $     -
                                                          ===========    ===========


              Read the accompanying notes to financial statements,
            which are an integral part of this financial statement.

                CENTRO de PROMOCIONES GUERRERO, S.A. de C.V.
                  (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
                    STATEMENTS OF CASH FLOWS (CONTINUED)
                   YEARS ENDED DECEMBER 31, 1995 AND 1994





                                                              1995           1994
                                                          ------------   ------------
Reconciliation of net loss to cash (used-in)
 operating activities:

Net loss                                                  $  (243,173)   $  (109,154)
                                                          -----------    -----------
Adjustment to reconcile net loss to cash (used-in)
 operating activities:

  Changes in assets and liabilities:

    Refundable income tax                                           9         26,601

    Accrued interest                                           70,535          3,823

    Accounts payable                                          (28,364)       (48,559)

    Accrued liabilities                                        (4,807)        (6,270)
                                                          -----------    -----------

      Total adjustments                                        37,373        (24,405)
                                                          -----------    -----------

Cash (used-in) operating activities                       $  (205,800)   $  (133,559)
                                                          ===========    ===========





              Read the accompanying notes to financial statements,
             which are an integral part of this financial statement.

                  CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                         NOTES TO FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 1995 AND 1994




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     ORGANIZATION AND BUSINESS:
       Centro de Promociones Guerrero, S.A. de C.V. is a majority owned subsidiary of Clusters, S.A. de C.V. which was incorporated on March 13, 1989 under the laws of Mexico. Clusters, S.A. de C.V. is a wholly owned subsidiary of DSC, S.A. de C.V. Group of Mexico City, Mexico. Since 1989, the Company has acquired real property, which will be developed into resort and commercial properties. Once the properties are developed, the Company will be engaged in the marketing of resort hotel lodging, timeshare interests and other ancillary real estate activities.

       From March, 1989 to November, 1990, the Company was deemed in the development stage. During this period, management was devoted primarily to raising capital, securing debt financing and seeking a qualified property to develop. The Company ceased to be in the development stage when the Company acquired real property on November 28, 1990. The current project under development is known as Campo de Tiro.

     BASIS OF ACCOUNTING:
       The Company prepares its financial statements in accordance with generally accepted accounting principles in the United States, expressed in United States dollars. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.

     MANAGEMENT ESTIMATES:
       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     FAIR VALUE OF FINANCIAL INSTRUMENTS:
       Financial instruments which include cash, due from affiliates, accounts payable, accrued liabilities and due to affiliates are reflected in the financial statements at fair values. Based on the borrowing rates currently available to the Company for bank loans with similar terms and average maturities, debt is stated at their fair values.

                  CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
     FOREIGN CURRENCY TRANSLATION:
       Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the years ended December 31, 1995 and 1994 was NP$7.7396 and NP$5.2000, respectively. Rates for 1995 were obtained from the Diario Official de la Federacion and rates for 1994 were obtained from the free market rates utilized by the National Bank of Mexico, Mexican Stock Exchange and the Exchange Office Euromex. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in shareholders' equity. Permanent adjustments are reflected in the consolidated statements of operations.

     INVESTMENTS:
       Investments in equity securities of related parties are classified as either trading securities or available for sale securities. The net unrealized holding gains and losses for trading securities would be included in earnings. There were no trading securities during the periods. Equity securities have been categorized as available for sale and, as a result, are stated at fair value. Any unrealized gains and losses would be reported as a separate component of shareholders' equity. There were no unrealized gains and losses at the balance sheet date.

     LAND HELD FOR DEVELOPMENT:
       Land held for development is stated at cost. When the project commences construction period interest will be capitalized. Interest is not capitalized during material delays.

     INCOME TAXES:
       Income taxes are accounted for by the asset/liability method. Deferred taxes represent the expected future tax benefits/consequences when the reported amounts of assets and liabilities are recovered or paid. They arise from differences between the financial reporting and tax bases of assets and liabilities and are adjusted for changes in tax laws and rates when those changes are enacted.

                  CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994




2.  LIQUIDITY AND STRATEGIC PLANNING:
     As reflected in the accompanying balance sheets, the Company's current liabilities exceed its current assets by $533,265 in 1995 and $791,263 in 1994, which resulted in an decrease in the working capital deficiency by $257,998. From inception the Company has sustained substantial losses and has had working capital deficiencies. The Company is in the process of restructuring its operations in order to reverse the current deficiencies. The Company is dependent upon its parent company and related affiliates for loan guarantees for short-term funding to meet current liabilities as they become due and the continued funding of other costs.

     International Realty Group, Inc. (IRG) has entered into an agreement with D.S.C., S.A. de C.V. (DSC) the parent company of Clusters, S.A. de C.V. to acquire the Company in exchange for common stock of IRG. The transaction has been valued at $1,104,018 less liabilities, subject to adjustment at date of closing (August 15, 1996). DSC would receive shares of common stock valued at $.782 per share for its investment. The fair market value of the properties is based upon independent appraisals performed in 1996 by Ingeniero Sergio H. Parra - R.


3.  CONCENTRATION OF CREDIT RISK:
     Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of amounts due from affiliates. The Company's account balances with financial institutions are guaranteed by the government of Mexico. The Company has a large number of transactions with related parties and generally does not require collateral. The Company maintains an allowance for uncollectible accounts based upon expected collectibility of all accounts receivable. Credit losses have been provided for in the financial statements.

                  CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





4.  DUE FROM/TO AFFILIATES:
     Various related entities are engaged in transactions including, but not limited to, short-term advances to cover operating costs and working capital. All such transactions are with entities related to DSC, S.A. de C.V. Group (the parent company of Clusters, S.A. de C.V.) and are recorded in separate accounts that comprise the amounts due from affiliates and amounts due to affiliates. Balances due from or to the related parties as a result of these transactions are non-interest bearing and unsecured. In the opinion of management, the realization of amounts due from affiliates and the payment of amounts due to affiliates will be realized/liquidated during the normal course of business.

     A summary of amounts due from/to affiliates is as follows:


                                                 1995          1994
                                            -------------  -------------
       DUE FROM AFFILIATES:
        D.S.C., S.A. de C.V.                $     242,223  $           -
                                            =============  =============
       DUE TO AFFILIATES:
        D.S.C., S.A. de C.V.                $          95  $           -
        D.S.C. Ingenieria y Proyectos,
         S.A. de C.V.                                  63              -
        Groupo Tropical Club, S.A. de C.V.            862          1,282
        Satur, S.A. de C.V.                           204              -
                                            -------------  -------------
                                            $       1,224  $       1,282
                                            =============  =============



5.  MARKETABLE SECURITIES, AFFILIATES:
     The Company had acquired the common stock of Tropical Club de Isla Mujeres, S.A. de C.V. at a cost of $1,978. These securities were sold to a related party (DSC Group) for $317,747 resulting in a gain of $315,569. Under Mexican standards, gains from related party transactions flow through the statement of operations. For purposes of the accompanying financial statements, the gain has been credited to shareholders' equity as capital in excess of stated value.

     The gain was offset by unused net operating loss carryforwards.

                  CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





6.  PROPERTY HELD FOR DEVELOPMENT:

                                   1995           1994
                               ------------  ------------
    Land                       $   214,253   $    214,253

    Construction in process        189,338        189,338
                               -----------   ------------
                               $   403,591   $    403,591
                               ===========   ============


     Property held for development is collateralized to mortgage note, bank.

     Land held for development is land acquired under trust rights. Trust rights gives the holder exclusive use and ownership of the property. The rights are valid for thirty (30) years and are renewable each thirty (30) years at no cost. Trust rights can be used to collateralize debt or be hypothecated in any form.


7.  MORTGAGE NOTE, BANK:

      Banca Confia, S.A., together with
      accrued interest (1995, $368,962;
      1994, $298,427) interest at six (6)
      points over Average Bank Deposit
      Rate in Mexico in 1995 and 1994,
      collateralized by land and construction
      in process with net book value of
      $403,591 The bank has committed to
      a construction mortgage loan
      amounting to $874,861.  Draws against
      the construction loan will be based
      upon the percentage of completion
      of the project as estimated by bank
      appraisers.  Maturing in March, 1997     $    340,974  $    507,500
                                               ============  ============

                  CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





8.  INCOME TAXES:
     The Company requires recognition of income tax benefits for loss carryforwards, credit carryforwards and certain temporary differences for which tax benefits have not been previously recorded. The tax benefits recognized must be reduced by a valuation allowance where it is more likely than not that the benefits may not be realized.

     Deferred tax asset balances are primarily the result of net operating loss carryforwards. There are no deferred tax liability balances.

     It is more likely than not that all future tax benefits will not be realized, therefore, a valuation allowance has been recorded for the deferred net tax assets. There was no prior balance in the valuation allowance.

     As of December 31, 1995, the Company has a net operating loss carryforward of approximately $26,359 that may be used to offset future taxable income expiring in varying years to 2005.

9.  CONTINGENCY, LITIGATION AND COMMITMENT:
     During 1994, the Mexican peso was permitted to float against the U.S. dollar and other currencies, and as a result, the peso had been devalued from $3.4662 pesos/dollar to approximately $3.9413 pesos/dollar. It is not possible to determine what effect the devaluation will have upon future pricing or costs, however, it is managements opinion that the devaluation will not have a material adverse effect upon the Company's future operations.

     Management estimated that future improvement and development cost to complete this project is approximately $2,750,000. The completion of the project is anticipated to be over a 18 month period. The total amount of the project of $3,750,000 would be completed at intervals in order to allow the Company to build a portion (25%) and then sell that portion to pay-off the then construction loans. This would permit an effective revolving line to be developed to construct and finance each portion. The total project calls for 250 residential units in 125 duplex townhomes.

     In order to complete this project management has been in discussion with the current lenders. In addition, management has also engaged in new conversations with new prospective lenders, both private and public, as to the required financing necessary to complete the current project. The current lenders have not indicated that they would oppose to continued financing.

GONZALEZ  MACIN Y CIA.

----------------------------------------------



Board of Directors and Shareholder
Centro de Promociones Guerrero, S.A. de C.V.
Mexico City, Mexico


We have reviewed the accompanying balance sheets of Centro de Promociones Guerrero, S.A. de C.V. (a subsidiary of Clusters, S.A. de C.V.), as of June 30, 1996 and 1995 and the related statements of operations, shareholders' equity (deficiency) and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. As described in Note 1 of Notes to financial statements, the accompanying financial statements have been prepared on the basis of accounting principles generally accepted in the United States, expressed in United States dollars. All information included in these financial statements is the representation of the management of Centro de Promociones Guerrero, S.A. de C.V.

A review consists principally of inquires of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.








                                /S/  C.P. GUILLERMO GONZALEZ MACIN



Mexico, D.F.
July 15, 1996




RIO EBRO NO. 45 COLONIA CUAUHTEMOC DELEGACION CUAUHTEMOC C.P. 06500 TEL. (915) 525-31-34

                CENTRO de PROMOCIONES GUERRERO, S.A. de C.V.
                  (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
                   BALANCE SHEETS - JUNE 30, 1996 AND 1995



                         ASSETS


                                                  1996            1995
                                             ------------    ------------
Current assets:
  Due from affiliates                        $    247,277    $    297,572

  Refundable income and value added taxes             109             132






                                             ------------    ------------

          Total current assets                    247,386         297,704



Property held for development                     403,591         403,591









                                             ------------    ------------
                                             $    650,977    $    701,295
                                             ============    ============

           LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)


                                                  1996            1995
                                               -------------   -------------
Current liabilities:
  Mortgage note, bank                          $    334,004    $    418,889

  Accrued interest, bank                            325,504         353,194

  Due to affiliates                                   1,277           1,308

  Accounts payable                                   59,290          71,349

  Accrued liabilities                                 6,490           9,238

                                               -------------   -------------

          Total current liabilities                 726,565         853,978
                                               -------------   -------------


Shareholders' equity (deficiency):
  Common stock, no par value; 1,531,000
  shares authorized, issued and outstanding
  at stated value                                   460,975         460,975

  Capital in excess of stated value                 315,769         315,769

  Cummulative translation adjustment                796,761         603,571

  Accumulated deficit                            (1,649,093)     (1,532,998)
                                               -------------   -------------
                                                    (75,588)       (152,683)

                                               -------------   -------------
                                               $    650,977    $    701,295
                                               ============    =============



                      Read the accompanying notes to financial statements,
                     which are an integral part of this financial statement.

                 CENTRO de PROMOCIONES GUERRERO, S.A. de C.V.
                  (A SUBISIDIARY OF CLUSTERS, S.A. de C.V.)
                           STATEMENTS OF OPERATIONS
                   SIX MONTHS ENDED JUNE 30, 1996 AND 1995




                                                             1996           1995
                                                         ------------   ------------
Other additions (deductions):
  Interest                                               $     -        $  (108,249)

  Foreign currency                                             -            (18,618)

  Other                                                          (28)          (239)
                                                         -----------    -----------

Net loss                                                 $       (28)   $  (127,106)
                                                         ===========    ===========





              Read the accompanying notes to financial statements,
            which are an integral part of this financial statement.

                CENTRO de PROMOCIONES GUERRERO, S.A. de C.V.
                  (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
               STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIENCY)
                   SIX MONTHS ENDED JUNE 30, 1996 AND 1995




                                                         Common stock                Capital in      Cummulative
                                                    ---------------------------      Excess of       Translation       Accumulated
                                         Total         Shares         Amount        Stated value      Adjustment         Deficit
                                     ------------   -----------   ------------     ------------     ------------     -------------
Balance, December 31, 1994           $   (499,130)    1,531,000   $    460,975     $     -          $    445,787     $  (1,405,892)

Add (deduct):
  Net loss                               (127,106)       -              -                -                -               (127,106)

  Gain on sale of related parties
   securities to related parties          315,769        -              -               315,769           -                 -

  Currency translation adjustment         157,784        -              -                -               157,784            -
                                     ------------   -----------   ------------     ------------     ------------     -------------

Balance, June 30, 1995               $   (152,683)    1,531,000   $    460,975     $    315,769     $    603,571     $  (1,532,998)
                                     ============   ===========   ============     ============     ============     =============


Balance, December 31, 1995           $   (129,674)    1,531,000   $    460,975     $    315,769     $    742,647     $  (1,649,065)

Add (deduct):
  Net loss                                    (28)       -              -                -                -                    (28)

  Currency translation adjustment          54,114        -              -                -                54,114            -
                                     ------------   -----------   ------------     ------------     ------------     -------------

Balance, ending                      $    (75,588)    1,531,000   $    460,975     $    315,769     $    796,761     $  (1,649,093)
                                     ============   ===========   ============     ============     ============     =============



                      Read the accompanying notes to financial statements,
                     which are an integral part of this financial statement.

                CENTRO de PROMOCIONES GUERRERO, S.A. de C.V.
                  (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
                          STATEMENTS OF CASH FLOWS
                   SIX MONTHS ENDED JUNE 30, 1996 AND 1995



                                                              1996           1995
                                                          -----------    -----------
Cash flows from operating activities:
  Uses of cash:
    Interest and other                                         42,142         53,498
    Operating expenses                                          -             35,876
                                                          -----------    -----------

      Cash (used-in) operating activities                     (42,142)       (89,374)
                                                          -----------    -----------

Cash flows from investing activities:
  Source of cash:
    Proceeds from sale of related party securities              -            317,747
                                                          -----------    -----------
      Cash provided by investing activities                     -            317,747
                                                          -----------    -----------
Cash flows from financing activities:
  Uses of cash:
    Payments of:
      Mortgage note, bank                                       6,971         88,611
      Related party                                             5,001        297,546
                                                          -----------    -----------
      Cash (used-in) financing activities                      11,972        386,157
                                                          -----------    -----------

Effect of exchange rates on cash and equivalents               54,114        157,784
                                                          -----------    -----------

Increase (decrease) in cash                                     -              -

Cash, beginning                                                 -              -
                                                          -----------    -----------
Cash, ending                                              $     -        $     -
                                                          ===========    ===========





              Read the accompanying notes to financial statements,
            which are an integral part of this financial statement.

                CENTRO de PROMOCIONES GUERRERO, S.A. de C.V.
                  (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
                          STATEMENTS OF CASH FLOWS
                   SIX MONTHS ENDED JUNE 30, 1996 AND 1995





                                                              1996           1995
                                                          ------------   ------------
Reconciliation of net loss to cash (used-in)
 operating activities:

Net loss                                                  $       (28)   $  (127,106)
                                                          -----------    -----------

Adjustment to reconcile net loss to cash
 (used-in) operating activities:

  Changes in assets and liabilities:

    Refundable income tax                                       -                (16)

    Accrued interest                                          (43,458)        54,767

    Accounts payable                                            1,211        (15,093)

    Accrued liabilities                                           133         (1,926)
                                                          -----------    -----------

        Total adjustments                                     (42,114)        37,732
                                                          -----------    -----------

Cash (used-in) operating activities                       $   (42,142)   $   (89,374)
                                                          ===========    ===========





              Read the accompanying notes to financial statements,
            which are an integral part of this financial statement.

                  CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                         NOTES TO FINANCIAL STATEMENTS
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)



1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     ORGANIZATION AND BUSINESS:
       Centro de Promociones Guerrero, S.A. de C.V. is a majority owned subsidiary of Clusters, S.A. de C.V. which was incorporated on March 13, 1989 under the laws of Mexico. Clusters, S.A. de C.V. is a wholly owned subsidiary of DSC, S.A. de C.V. Group of Mexico City, Mexico. Since 1989, the Company has acquired real property, which will be developed into resort and commercial properties. Once the properties are developed, the Company will be engaged in the marketing of resort hotel lodging, timeshare interests and other ancillary real estate activities.

       From March, 1989 to November, 1990, the Company was deemed in the development stage. During this period, management was devoted primarily to raising capital, securing debt financing and seeking a qualified property to develop. The Company ceased to be in the development stage when the Company acquired real property on November 28, 1990. The current project under development is known as Campo de Tiro.

     BASIS OF ACCOUNTING:
       The Company prepares its financial statements in accordance with generally accepted accounting principles in the United States, expressed in United States dollars. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.

     MANAGEMENT ESTIMATES:
       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     FAIR VALUE OF FINANCIAL INSTRUMENTS:
       Financial instruments which include cash, due from affiliates, accounts payable, accrued liabilities and due to affiliates are reflected in the financial statements at fair values. Based on the borrowing rates currently available to the Company for bank loans with similar terms and average maturities, debt is stated at their fair values.

                  CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
     FOREIGN CURRENCY TRANSLATION:
       Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the six months ended June 30, 1996 and 1995 was NP$7.5814 and NP$6.3000, respectively. Rates for 1996 and 1995 were obtained from the Diario Official de la Federacion. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in shareholders' equity. Permanent adjustments are reflected in the consolidated statements of operations.

     INVESTMENTS:
       Investments in equity securities of related parties are classified as either trading securities or available for sale securities. The net unrealized holding gains and losses for trading securities would be included in earnings. There were no trading securities during the periods. Equity securities have been categorized as available for sale and, as a result, are stated at fair value. Any unrealized gains and losses would be reported as a separate component of shareholders' equity. There were no unrealized gains and losses at the balance sheet date.

     LAND HELD FOR DEVELOPMENT:
       Land held for development is stated at cost. When the project commences construction period interest will be capitalized. Interest is not capitalized during material delays.

     INCOME TAXES:
       Income taxes are accounted for by the asset/liability method. Deferred taxes represent the expected future tax benefits/consequences when the reported amounts of assets and liabilities are recovered or paid. They arise from differences between the financial reporting and tax bases of assets and liabilities and are adjusted for changes in tax laws and rates when those changes are enacted.

                  CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)





2.  LIQUIDITY AND STRATEGIC PLANNING:
     As reflected in the accompanying balance sheets, the Company's current liabilities exceed its current assets by $479,179 in 1996 and $556,274 in 1995, which resulted in an decrease in the working capital deficiency by $54,086. From inception the Company has sustained substantial losses and has had working capital deficiencies. The Company is in the process of restructuring its operations in order to reverse the current deficiencies. The Company is dependent upon its parent company and related affiliates for loan guarantees for short-term funding to meet current liabilities as they become due and the continued funding of other costs.

     International Realty Group, Inc. (IRG) has entered into an agreement with D.S.C., S.A. de C.V. (DSC) the parent compnay of Clusters, S.A. de C.V. to acquire the Company in exchange for common stock of IRG. The transaction has been valued at $17,384,907 less liabilities and minority shareholder value, subject to adjustment at date of closing (August 15, 1996). DSC would receive shares of common stock valued at $.782 per share for its investment. The fair market value of the properties is based upon independent appraisals performed in 1996 by Ingeniero Segio H. Parra - R.

3.  CONCENTRATION OF CREDIT RISK:
     Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of amounts due from affiliates. The Company's account balances with financial institutions are guaranteed by the government of Mexico. The Company has a large number of transactions with related parties on and generally does not require collateral. The Company maintains an allowance for uncollectible accounts based upon expected collectibility of all accounts receivable. Credit losses have been provided for in the financial statements.

                  CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)




4.  DUE FROM/TO AFFILIATES:
     Various related entities are engaged in transactions including, but not limited to, short-term advances to cover operating costs and working capital. All such transactions are with entities related to DSC, S.A. de C.V. Group (the parent company of Clusters, S.A. de C.V.) and are recorded in separate accounts that comprise the amounts due from affiliates and amounts due to affiliates. Balances due from or to the related parties as a result of these transactions are non-interest bearing and unsecured. In the opinion of management, the realization of amounts due from affiliates and the payment of amounts due to affiliates will be realized/liquidated during the normal course of business.

     A summary of amounts due from/to affiliates is as follows:


                                                 1996             1995
                                              -------------  -------------
     DUE FROM AFFILIATES:
      D.S.C., S.A. de C.V.                    $     247,277  $     257,572
                                              =============  =============
     DUE TO AFFILIATES:
      D.S.C., S.A. de C.V.                    $          97  $           -
      D.S.C. Ingenieria y Proyectos,
       S.A. de C.V.                                      65              -
      Groupo Tropical Club, S.A. de C.V.                879          1,058
      Satur, S.A. de C.V.                               208            250
      D.S.C. Servicios Constructivos,
       S.A. de C.V.                                      28              -
                                              -------------  -------------
                                              $       1,277  $       1,308
                                              =============  =============



5.  MARKETABLE SECURITIES, AFFILIATES:
     The Company had acquired the common stock of Tropical Club de Isla Mujeres, S.A. de C.V. at a cost of $1,978. These securities were sold to a related party (DSC Group) for $317,747 resulting in a gain of $315,569. Under Mexican standards, gains from related party transactions flow through the statement of operations.

     The gain was offset by unused net operating loss carryforwards.

                  CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)




6.  PROPERTY HELD FOR DEVELOPMENT:

                                            1996             1995
                                        ------------  ------------
               Land                     $    214,253  $    214,253
               Construction in process       189,338       189,338
                                        ------------  ------------
                                        $    403,591  $    403,591
                                        ============  ============


     Property held for development is collateralized to mortgage note, bank.

     Land held for development is land acquired under trust rights. Trust rights gives the holder exclusive use and ownership of the property. The rights are valid for thirty (30) years and are renewable each thirty (30) years at no cost. Trust rights can be used in collateralize debt or be hypothecated in any form.


7.  MORTGAGE NOTE, BANK:

    Banca Confia, S.A., together with
    accrued interest (1996, $325,504;
    1995, $353,194) interest at six (6)
    points over Average Bank Deposit
    Rate in Mexico in 1995 and 1994,
    collateralized by land and construction
    in process with net book value of
    $403,591 The bank has committed to
    a construction mortgage loan
    amounting to $874,861.  Draws against
    the construction loan will be based
    upon the percentage of completion
    of the project as estimated by bank
    appraisers.  Maturing in March, 1997         $    334,004      $    418,889
                                                 ============      ============

                  CENTRO DE PROMOCIONES GUERRERO, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)





8.  INCOME TAXES:
     The Company requires recognition of income tax benefits for loss carryforwards, credit carryforwards and certain temporary differences for which tax benefits have not been previously recorded. The tax benefits recognized must be reduced by a valuation allowance where it is more likely than not that the benefits may not be realized.

     Deferred tax asset balances were primarily the result of net operating loss carryforwards. There are no deferred tax liability balances.

     It is more likely than not that all future tax benefits will not be realized, therefore, a valuation allowance has been recorded for the deferred net tax assets. There was no prior balance in the valuation allowance.

     As of June 30, 1996, the Company has a net operating loss carryforward of approximately $26,359 that may be used to offset future taxable income expiring in varying years to 2005.

9.  CONTINGENCY, LITIGATION AND COMMITMENT:
     During 1994, the Mexican peso was permitted to float against the U.S. dollar and other currencies, and as a result, the peso had been devalued from $3.4662 pesos/dollar to approximately $3.9413 pesos/dollar. It is not possible to determine what effect the devaluation will have upon future pricing or costs, however, it is managements opinion that the devaluation will not have a material adverse effect upon the Company's future operations.

     Management estimated that future improvement and development cost to complete this project is approximately $2,750,000. The completion of the project is anticipated to be over a 18 month period. The total amount of the project of $3,750,000 would be completed at intervals in order to allow the Company to build a portion (25%) and then sell that portion to pay-off the then construction loans. This would permit an effective revolving line to be developed to construct and finance each portion. The total project calls for 250 residential units in 125 duplex townhomes.

     In order to complete this project management has been in discussion with the current lenders. In addition, management has also engaged in new conversations with new prospective lenders, both private and public, as to the required financing necessary to complete the current project. The current lenders have not indicated that they would oppose to continued financing.

GONZALEZ MACIN Y CIA.

----------------------------------------

Board of Directors and Shareholders
Cluster Inmobiliaria de Ixtapa, S.A. de C.V.
Mexico City, Mexico


We have audited the accompanying balance sheets of Cluster Inmobiliaria de Ixtapa, S.A. de C.V. (a subsidiary of Clusters, S.A. de C.V.), as of December 31, 1995 and 1994 and the related statements of operations, shareholders' equity and cash flows for the years then ended. As described in Note 1 of Notes to financial statements, the accompanying financial statements have been prepared on the basis of accounting principles generally accepted in the United States, expressed in United States dollars. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards, in the United States and Mexico. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the 1995 and 1994 financial statements referred to above present fairly, in all material respects, the financial position of Cluster Inmobiliaria de Ixtapa, S.A. de C.V. (a subsidiary of Clusters, S.A. de C.V.) as of December 31, 1995 and 1994 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.




                                /S/  C.P. GUILLERMO GONZALEZ MACIN

Mexico, D.F.                    C.P. Guillermo Gonzalez Macin
March 13, 1996




RIO EBRO NO. 45 COLONIA CUAUHTEMOC DELEGACION CUAUHTEMOC C.P. 06500 TEL. (915) 525-31-34

                CLUSTER INMOBILIARIA de IXTAPA, S.A. de C.V.
                  (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
                 BALANCE SHEETS - DECEMBER 31, 1995 AND 1994




                         ASSETS


                                                  1995             1994
                                             ------------     ------------
Current assets:
  Cash                                       $         93     $        577

  Due from affiliates                           1,416,177        3,934,503

  Marketable securities in affiliates              -             1,245,220

  Refundable income and value added taxes         416,679          363,698

  Deferred taxes                                   16,219           -

  Other current assets                                232           -
                                             ------------     ------------
          Total current assets                  1,849,400        5,543,998



Land held for development                       9,054,885        9,054,885







                                             ------------     ------------
                                             $ 10,904,285     $ 14,598,883
                                             ============     ============


              LIABILITIES AND SHAREHOLDERS' EQUITY


                                                  1995             1994
                                             ------------     ------------
Current liabilities:
  Note payable, governmental agency          $     -          $  6,394,363

  Due to affiliates                             5,505,177        1,412,683

  Accounts payable                                 68,149          115,138

  Accrued liabilities                              82,609          700,330




                                             ------------     ------------
          Total current liabilities             5,655,935        8,622,514
                                             ------------     ------------


Shareholders' equity:
  Common stock, no par value; 50,158,160
  shares authorized, issued and outstanding
  at stated value                               8,795,939        8,795,939

  Capital in excess of stated value               255,096           -

  Cummulative translation adjustment            2,978,569        1,559,817

  Accumulated deficit                          (6,781,254)      (4,379,387)
                                             ------------     ------------
                                                5,248,350        5,976,369

                                             ------------     ------------
                                             $ 10,904,285     $ 14,598,883
                                             ============     ============


                      Read the accompanying notes to financial statements,
                     which are an integral part of this financial statement.

                CLUSTER INMOBILIARIA de IXTAPA, S.A. de C.V.
                  (A SUBISIDIARY OF CLUSTERS, S.A. de C.V.)
                          STATEMENTS OF OPERATIONS
                   YEARS ENDED DECEMBER 31, 1995 AND 1994





                                                              1995            1994
                                                         -------------   --------------
Other additions (deductions):

  Interest expense                                       $ (9,820,967)   $ (4,076,795)

  Interest income                                           7,031,860       2,984,186

  Gain from foreign currency                                  373,833         828,398

  Other                                                        (2,812)        (37,591)

                                                         ------------    ------------
Loss before provision for income tax benefit               (2,418,086)       (301,802)


Provision for income tax benefit                               16,219          -
                                                         ------------    ------------
Net loss                                                 $ (2,401,867)   $   (301,802)
                                                         ============    ============





              Read the accompanying notes to financial statements,
            which are an integral part of this financial statement.

                CLUSTER INMOBILIARIA de IXTAPA, S.A. de C.V.
                  (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
                     STATEMENTS OF SHAREHOLDERS' EQUITY
                   YEARS ENDED DECEMBER 31, 1995 AND 1994




                                                         Common stock                Capital in      Cummulative
                                                    ---------------------------      Excess of       Translation       Accumulated
                                         Total         Shares         Amount        Stated value      Adjustment         Deficit
                                     -------------  ------------  -------------    -------------    -------------    --------------
Balance, beginning                   $  4,718,354    50,158,160   $  8,795,939     $     -          $     -          $  (4,077,585)

Add (deduct):
  Net loss                               (301,802)       -              -                -                -               (301,802)

  Currency translation adjustment       1,559,817        -              -                -             1,559,817            -
                                     ------------   -----------   ------------     ------------     ------------     -------------

Balance, December 31, 1994              5,976,369    50,158,160      8,795,939           -             1,559,817        (4,379,387)

Add (deduct):
  Gain on sale of related parties
   securities to related parties          255,096        -              -               255,096           -                 -

  Net loss                             (2,401,867)       -              -                -                -             (2,401,867)

  Currency translation adjustment       1,418,752        -              -                -             1,418,752            -
                                     ------------   -----------   ------------     ------------     ------------     -------------

Balance, ending                      $  5,248,350    50,158,160   $  8,795,939     $    255,096     $  2,978,569     $  (6,781,254)
                                     ============   ===========   ============     ============     ============     =============





                        Read the accompanying notes to financial statements,
                     which are an integral part of this financial statement.

                CLUSTER INMOBILIARIA de IXTAPA, S.A. de C.V.
                  (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
                          STATEMENTS OF CASH FLOWS
                   YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                              1995             1994
                                                         ------------     ------------
Cash flows from operating activities:
  Sources of cash:
    Interest                                             $  7,031,860     $  2,485,588
    Other                                                      -             1,215,202
                                                         ------------     ------------
                                                            7,031,860        3,700,790
                                                         ------------     ------------
  Uses of cash:
    Interest                                                9,820,967        3,560,455
    Operating expenses                                        346,902           -
                                                         ------------     ------------
                                                           10,167,869        3,560,455
                                                         ------------     ------------

    Cash (used-in) provided by operating activities        (3,136,009)         140,335
                                                         ------------     ------------
Cash flows from investing activities:
  Source of cash:
    Proceeds from sale of related party securities          1,500,316           -

  Use of cash:
    Purchase of related party securities                       -             1,245,220
                                                         ------------     ------------
    Cash provided by (used-in) investing activities         1,500,316       (1,245,220)
                                                         ------------     ------------
Cash flows from financing activities:
  Source of cash:
    Related party                                           6,610,820        2,429,804

  Use of cash:
    Payments of:
      Notes payable, governmental agencies                  6,394,363        2,884,338
                                                         ------------     ------------
    Cash provided by (used-in) financing activities           216,457         (454,534)
                                                         ------------     ------------

Effect of exchange rates on cash and equivalents            1,418,752        1,559,817
                                                         ------------     ------------

(Decrease) increase in cash                                      (484)             398

Cash, beginning                                                   577              179
                                                         ------------     ------------
Cash, ending                                             $         93     $        577
                                                         ============     ============


                    Read the accompanying notes to financial statements,
                   which are an integral part of this financial statements.

                CLUSTER INMOBILIARIA de IXTAPA, S.A. de C.V.
                  (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
                    STATEMENTS OF CASH FLOWS (CONTINUED)
                   YEARS ENDED DECEMBER 31, 1995 AND 1994




                                                              1995             1994
                                                         ------------     ------------
Reconciliation of net loss to cash (used in)
 provided by operating activities:

Net loss                                                 $ (2,401,867)    $   (301,802)
                                                         ------------     ------------

Adjustment to reconcile net loss to cash
 (used-in) provided by operating activities:

  Changes in assets and liabilities:

    Refundable income and value added taxes                   (53,213)         234,149

    Deferred taxes                                            (16,219)          -

    Accrued interest                                           -                17,742

    Accrued liabilities                                      (664,710)         190,246
                                                         ------------     ------------

        Total adjustments                                    (734,142)         442,137
                                                         ------------     ------------

Cash (used-in) provided by operating activities:         $ (3,136,009)    $    140,335
                                                         ============     ============





                    Read the accompanying notes to financial statements,
                   which are an integral part of this financial statements.

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                         NOTES TO FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 1995 AND 1994




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     ORGANIZATION AND BUSINESS:
       Cluster Inmobiliaria de Ixtapa, S.A. de C.V. is a majority owned subsidiary of Clusters, S.A. de C.V. which was incorporated on July 24, 1991 under the laws of Mexico. Clusters, S.A. de C.V. is a wholly owned subsidiary of DSC, S.A. de C.V. Group of Mexico City, Mexico. Since 1991, the Company has acquired real property, which will be developed into resort and commercial properties. Once the properties are developed, the Company will be engaged in the marketing of resort hotel lodging, timeshare interests and other ancillary real estate activities.

       From July 1991 to October 1991, the Company was deemed in the development stage. During this period, management was devoted primarily to raising capital, securing debt financing and seeking a qualified property to develop. The Company ceased to be in the development stage when the Company acquired real property in October, 1991.

     BASIS OF ACCOUNTING:
       The Company prepares its financial statements in accordance with generally accepted accounting principles in the United States, expresses in United States dollars. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.

     MANAGEMENT ESTIMATES:
       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     FAIR VALUE OF FINANCIAL INSTRUMENTS:
       Financial instruments which include cash, due from affiliates, accounts payable, accrued liabilities and due to affiliates are reflected in the financial statements at fair values. Based on the borrowing rates currently available to the Company for bank loans with similar terms and average maturities, debt is stated at their fair values.

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
     FOREIGN CURRENCY TRANSLATION:
       Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the years ended December 31, 1995 and 1994 was NP$7.7396 and NP$5.2000, respectively. Rates for 1995 were obtained from the Diario Official de la Federacion and rates for 1994 were obtained from the free market rates utilized by the National Bank of Mexico, Mexican Stock Exchange and the Exchange Office Euromex. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in shareholders' equity. Permanent adjustments are reflected in the consolidated statements of operations.

     INVESTMENTS:
       Investments in equity securities of related parties are classified as either trading securities or available for sale securities. The net unrealized holding gains and losses for trading securities would be included in earnings. There were no trading securities during the periods. Equity securities have been categorized as available for sale and, as a result, are stated at fair value. Any unrealized gains and losses would be reported as a separate component of shareholders' equity. There were no unrealized gains and losses at the balance sheet date.

     LAND HELD FOR DEVELOPMENT:
       Land held for development is stated at cost. When the project commences construction period interest will be capitalized. Interest is not capitalized during material delays.

     INCOME TAXES:
       Income taxes are accounted for by the asset/liability method. Deferred taxes represent the expected future tax benefits/consequences when the reported amounts of assets and liabilities are recovered or paid. They arise from differences between the financial reporting and tax bases of assets and liabilities and are adjusted for changes in tax laws and rates when those changes are enacted.

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994




2.  LIQUIDITY AND STRATEGIC PLANNING:
     As reflected in the accompanying balance sheets, the Company's current liabilities exceed its current assets by $3,806,535 in 1995 and $3,078,516 in 1994, which is an increase of $728,019. From inception the Company has sustained losses and has had working capital deficiencies. The Company is in the process of restructuring its operations in order to reverse the current deficiencies. The Company is dependent upon its parent company and related affiliates for loan guarantees for short-term funding to meet current liabilities as they become due and the continued funding of other operating costs.

     International Realty Group, Inc. (IRG) has entered into an agreement with DSC, S.A. de C.V. (DSC) the parent company of Clusters, S.A. de C.V. to acquire the Company in exchange for common stock of IRG. The transaction has been valued at $17,384,907 less liabilities and minority shareholder value, subject to adjustment at date of closing (August 15, 1996). DSC would receive shares of common stock valued at $.782 per share for its investment. The fair market value of the properties is based upon independent appraisals performed in 1996 by Ingeniero Sergio H. Parra - R.

3.  CONCENTRATION OF CREDIT RISK:
     Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of amounts due from affiliates. The Company's account balances with financial institutions are guaranteed by the government of Mexico. The Company has a large number of transactions with related parties and generally does not require collateral. The Company maintains an allowance for uncollectible accounts based upon expected collectibility of all accounts receivable. Credit losses have been provided for in the financial statements.

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





4.  DUE FROM/TO AFFILIATES:
     Various related entities are engaged in transactions including, but not limited to, short-term advances to cover operating costs and working capital. All such transactions are with entities related to DSC, S.A. de C.V. Group (the parent company of Clusters, S.A. de C.V.) and are recorded in separate accounts that comprise the amounts due from affiliates and amounts due to affiliates. Balances due from or to the related parties as a result of these transactions are non-interest bearing and unsecured. In the opinion of management, the realization of amounts due from affiliates and the payment of amounts due to affiliates will be realized/liquidated during the normal course of business.

     A summary of amounts due from/to affiliates is as follows:


                                               1995                 1994
                                           ------------         ------------
   DUE FROM AFFILIATES:
    D.S.C., S.A. de C.V.                   $          -         $  3,561,948
    D.S.C. Hoteles, S.A. de C.V.                 58,411               86,939
    D.S.C. Servicios Constructivos,
     S.A. de C.V.                                77,455               96,601
    D.S.C. Ingenieria y Proyectos,
     S.A. de C.V.                                64,949               96,172
    D.S.C.I.F.I., S.A. de C.V.                1,168,373               23,545
    Others                                       46,989               69,298
                                           ------------         ------------
                                           $  1,416,177         $  3,934,503
                                           ============         ============
   DUE TO AFFILIATES:
    D.S.C., S.A. de C.V.                   $  4,553,319         $          -
    Fomento al Desarrollo Inmobiliario
     y Turistico, S.A. de C.V.                  542,326              807,190
    D.S.C. Ingenieria y Desarrollo
     Inmobiliario, S.A. de C.V.                 355,294              530,569
    D.S.C. Ingenieria de Producto
     Inmobiliario, S.A. de C.V.                  39,065               58,144
    Others                                       15,173               16,780
                                           ------------         ------------
                                           $  5,505,177         $  1,412,683
                                           ============         ============

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





5.  MARKETABLE SECURITIES, AFFILIATES:
     The Company had acquired the common stock of two (2) related parties at a cost of $1,245,220. These securities were sold to a related party (DSC Group) for $1,500,316 resulting in a gain to the Company of $255,096. Under Mexican standards gains from related party transactions flow through the statements of operations. For purposes of the accompanying financial statements, the gain has been credited to Shareholders'' Equity as Capital in Excess of Stated Value.

     The gain was offset by unused net operating loss carryforwards.

     A summary of the purchases of marketable securities, related parties, is as follows:


               Entity                           Cost           Proceeds
   ---------------------------------------  ------------    -------------
   Pez Maya, S.A. de C.V.                   $     68,207     $    82,179
   Promocaribe, S.A. de C.V.                   1,177,013       1,418,137
                                            ------------     -----------
                                            $  1,245,220     $ 1,500,316
                                            ============     ===========

6.  LAND HELD FOR DEVELOPMENT:
     Land held for development in 1995 and 1994 is land acquired under trust rights. Trust rights gives the holder exclusive use and ownership of the property. The rights are valid for thirty (30) years and are renewable each thirty (30) years at no cost. Trust rights can be used to collateralize debt or be hypothecated in any form.

     The trust rights were originally acquired by a related party for $8,792,652 in 1990. During October, 1991, the Company acquired the trust rights from the related party for $9,054,885. The related party recorded a gain on sale of $259,233. The transaction was recorded through intercompany accounts.

     On October 26, 1991, the shareholders of the related party voted to exchange the related party debt of $8,792,652 (original cost basis of land) for additional common stock of the Company. On May 18, 1992, the Company guaranteed the original purchase price ($8,792,652) of the land to the original seller.

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





7.  NOTE PAYABLE, GOVERNMENTAL AGENCY:
     On July 2, 1992, Nacional Financiera, S.N.C. (NAFIN), a Mexican governmental agency, entered into an agreement with the Company for the issuance of medium term promissory notes to the general public. Land held for development was collateralized to the promissory notes, which were also guaranteed by NAFIN and DSC, S.A. de C.V. the parent company of Clusters, S.A. de C.V.

     In accordance with the NAFIN agreement, the Company issued promissory notes of $13,980,769, with interest at five and a quarter percent (5.25%), maturing on July 10, 1995. All proceeds from the promissory notes were invested in NAFIN fixed income securities. All interest earned through NAFIN accrue to the benefit of the Company which is utilized to partially liquidate the promissory notes.

     At maturity date, the Company could not liquidate its debt and the mortgage note holder exercised its guarantee against NAFIN. NAFIN liquidated the mortgage notes and commenced debt restructuring with the Company and its guarantors. On December 29, 1995, DSC, S.A. de C.V. (the parent of Clusters, S.A. de C.V.) and the parent of the Company agreed to restructure approximately $23,007,000 due NAFIN by the Company. Under the restructuring agreement NAFIN accepted a payment of approximately $15,340,000 from Clusters, S.A. de C.V. (parent company) and the proposed transfer of approximately 15,991,000 shares of common stock to be acquired by DSC, S.A. de C.V. in International Realty Group (IRG). The shares of IRG common stock is valued at $.782 per share by the parties. If the transaction is not completed, NAFIN has no recourse against the Company.



    A summary of the promissory mortgage notes is as follows:
          Proceeds from sale of promissory
           mortgage notes                                       $13,980,769
          Accrued interest from inception                         2,619,153
          Currency fluctuation                                    2,995,800
                                                                -----------
                                                                 19,595,722
                                                                -----------
          Less:
            NAFIN fixed income securities                         8,846,204
            Interest earned on NAFIN fixed
            income securities                                     4,355,155
                                                                -----------
                                                                 13,201,359
                                                                -----------
            Balance, December 31, 1994                            6,394,363
            Less exercise of guarantor                            6,394,363
                                                                -----------
            Balance, December 31, 1995                          $         -
                                                                ===========

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994



8.  INCOME TAXES:
     The Company requires recognition of income tax benefits for loss carryforwards, credit carryforwards and certain temporary differences for which tax benefits have not been previously recorded. The tax benefits recognized must be reduced by a valuation allowance where it is more likely than not that the benefits may not be realized.

     Significant components of the net deferred tax asset/liability at December 31, 1995 and 1994 are as follows:

                                                 1995           1994
       Deferred tax assets:                   ----------      ---------
        Net operating loss carryforwards      $  152,002      $  49,389

       Less valuation allowance                 (135,783)       (49,389)
                                              ----------      ---------
                                              $   16,219      $       -
                                              ==========      =========


     Deferred tax asset balances are primarily the result of net operating loss carryforwards. There are no deferred tax liability balances.

     It is more likely than not that all future tax benefits will not be realized, therefore, a valuation allowance has been recorded for the deferred net tax assets. There was no prior balance in the valuation allowance.

     As of December 31, 1995, the Company has a net operating loss carryforward of approximately $447,064 that may be used to offset future taxable income expiring in varying years to 2005.


9.  CONTINGENCY, LITIGATION AND COMMITMENT:
     During 1994 the Mexican peso was permitted to float against the U.S. dollar and other currencies. As a result, the peso has been devalued from $3.4662 pesos/dollar to approximately $3.9413 pesos/dollar. It is not possible to determine what effect the devaluation will have upon future pricing or costs, however, it is managements opinion that the devaluation will not have a material adverse effect upon the Company's future operations.

     Clusters Inmobiliaria de Ixtapa, S.A. de C.V. has been named as a defendant in an action brought by a former property owner in a transaction with Nacional Financiera, S.N.C. for $6,132,172. The plaintiff seeks to remove NAFIN as the seller of the real property since the Company had defaulted. It is the opinion of counsel that the plaintiff's position is without merit and the Company will be dismissed from the claim.

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1995 AND 1994





9.  CONTINGENCY, LITIGATION AND COMMITMENT (CONTINUED):
     Management estimates that future improvement and development cost to complete this project are approximately $37,300,000 over a five (5) year period. The total amount of the project of $37,300,000 would be completed at intervals in order to allow the Company to build a portion (20%) and then sell that portion to pay-off the then construction loans. This would permit an effective revolving line to be developed to construct and finance each portion. The total project calls for 144 residential and commercial condominium units in three (3) buildings of four (4) stories each. In addition, the project anticipates building sixty (60) villas. A summary of the Clusters Ixtapa project will be as follows:


             Quantity           Type of Unit
             --------        --------------------
                36           Commercial condo units
               108           Residential condo units
                60           Villas


     In order to complete this project management has been in discussion with the current lenders. In addition, management has also engaged in conversations with new prospective lenders, both private and public, as to the required financing necessary to complete the current project. The current lenders have not indicated that they would be opposed to continued financing.

[LOGO] GONZALEZ MACIN Y CIA.
===============================================================================




Board of Directors and Shareholders
Cluster Inmobiliaria de Ixtapa, S.A. de C.V.
Mexico City, Mexico


We have reviewed the accompanying balance sheets of Cluster Inmobiliaria de Ixtapa, S.A. de C.V. (a subsidiary of Clusters, S.A. de C.V.), as of June 30, 1996 and 1995 and the related statements of operations, shareholders' equity and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. As described in Note 1 of Notes to financial statements, the accompanying financial statements have been prepared on the basis of accounting principles generally accepted in the United States, expressed in United States dollars. All information included in these financial statements is the representation of the management of Cluster Inmobiliaria de Ixtapa, S.A. de C.V.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.





                                          /S/  C.P. GUILLERMO GONZALEZ MACIN

                                          C.P. GUILLERMO GONZALEX MACIN




Mexico, D.F.
July 15, 1996




      RIO EBRO NO. 45 COLONIA CUAUHTEMOC DELEGACION CUAUHTEMOC C.P. 06500
                              TEL. (915) 525-31-34

                     CLUSTER INMOBILIARIA DE IXTAPA, S.A.
                           de C.V. (A SUBSIDIARY OF
                           CLUSTERS, S.A. de C.V.)
                          BALANCE SHEETS - JUNE 30,
                                1996 AND 1995
                (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)


                                    ASSETS


                                                   1996                   1995
                                                ----------            -----------
Current assets:
  Cash                                          $    17,756           $        87

  Due from affiliates                             1,912,189             4,652,585

  Refundable income and value added taxes            32,646               427,084

  Other current assets                                  237              -




                                                -----------           -----------
          Total current assets                    1,962,828             5,079,756



Land held for development                         9,054,885             9,054,885




                                                -----------           -----------
                                                $11,017,713           $14,134,641
                                                -----------           -----------



                     LIABILITIES AND SHAREHOLDERS' EQUITY


                                                    1996                  1995
                                                -----------           -----------
  Current liabilities:
    Note payable, governmental agency           $   -                 $ 7,142,327

    Due to affiliates                             5,628,426             1,166,917

    Accounts payable                                 69,571                95,034

    Accrued liabilities                             119,653               696,739




                                                -----------           -----------
            Total current liabilities             5,817,650             9,101,017
                                                -----------           -----------


  Shareholders' equity:
    Common stock, no par value; 50,158,160
    shares authorized, issued and outstanding
    at stated value                               8,795,939             8,795,939

    Capital in excess of stated value               255,096               255,096

    Cummulative translation adjustment            2,898,799             2,314,754

    Accumulated deficit                          (6,749,771)           (6,332,165)
                                                -----------           -----------
                                                  5,200,063             5,033,624

                                                -----------           -----------
                                                $11,017,713           $14,134,641
                                                -----------           -----------


      Read the accompanying notes to financial statements, which are an integral part of this financial statement.

                      CLUSTER INMOBILIARIA DE IXTAPA, S.A. de C.V.
                  (A SUBISIDIARY OF CLUSTERS, S.A. de C.V.)
                          STATEMENTS OF OPERATIONS
                   SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)




                                                                  1996          1995
                                                               ---------    -----------
Other additions (deductions):
  Interest expense                                              $-          $(5,661,720)

  Interest income                                                56,363       3,774,540

  Loss from foreign currency                                       (497)        (64,372)

  Other                                                           8,164           1,226
                                                                -------      ----------

Income (loss) before provision for income taxes                  47,702      (1,952,778)

Provision for income taxes                                       16,219          -
                                                                -------     -----------

Net income (loss)                                               $31,483     $(1,952,778)
                                                                -------     -----------





               Read the accompanying notes to financial statements,
              which are an integral part of this financial statement.

                 CLUSTER INMOBILIARIA DE IXTAPA, S.A. de C.V.
                   (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
                      STATEMENTS OF SHAREHOLDERS' EQUITY
                   SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)




                                                              Common stock
                                                         --------------------------
                                            Total           Shares         Amount
                                        -------------    -----------   ------------
Balance, December 31, 1994              $  5,976,369      50,158,610   $  8,795,939

Add (deduct):
  Net loss                                (1,952,778)

  Gain on sale of related parties
   securities to related parties             255,096

  Currency translation adjustment            754,937
                                        ------------     -----------   ------------
Balance, June 30, 1995                  $  5,033,624      50,158,610   $  8,795,939
                                        ------------     -----------   ------------

Balance, December 31, 1995              $  5,248,350      50,158,610   $  8,795,939

Add (deduct):
  Net loss                                    31,483

  Currency translation adjustment            (79,770)
                                        ------------     -----------   ------------

Balance, June 30, 1996                  $  5,200,063      50,158,610   $  8,795,939
                                        ============     ===========   ============





                                           Capital in      Cummulative
                                           Excess of       Translation       Accumulated
                                          Stated value      Adjustment         Deficit
                                         -------------    -------------    --------------
Balance, December 31, 1994               $     -          $  1,559,817     $  (4,379,387)

Add (deduct):
  Net loss                                                                    (1,952,778)

  Gain on sale of related parties
   securities to related parties              255,096

  Currency translation adjustment                              754,937
                                         ------------     ------------     -------------
Balance, June 30, 1995                   $    255,096     $  2,314,754     $  (6,332,165)
                                         ------------     ------------     -------------

Balance, December 31, 1995               $    255,096     $  2,978,569     $  (6,781,254)

Add (deduct):
  Net loss                                                                        31,483

  Currency translation adjustment                              (79,770)
                                         ------------     ------------     -------------

Balance, June 30, 1996                   $    255,096     $  2,898,799     $  (6,749,771)
                                         ============     ============     =============





              Read the accompanying notes to financial statements,
            which are an integral part of this financial statement.

                CLUSTER INMOBILIARIA DE IXTAPA, S.A. de C.V.
                  (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
                          STATEMENTS OF CASH FLOWS
                   SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)



                                                           1996           1995
                                                         ---------     -----------
Cash flows from operating activities:
  Sources of cash:
    Interest                                             $  56,363     $   834,054
    Other                                                  413,833          -
                                                         ---------     -----------
                                                           470,196         834,054
                                                         ---------     -----------
  Uses of cash:
    Interest                                                -            1,139,870
    Operating expenses                                      -               89,567
                                                         ---------     -----------
                                                            -            1,229,437
                                                         ---------     -----------
    Cash provided by (used-in) operating activities        470,196        (395,383)
                                                         ---------     -----------
Cash flows from investing activities:
  Source of cash:
    Proceeds from sale of related party securities          -            1,500,316
                                                         ---------     -----------
Cash flows from financing activities:
  Uses of cash:
    Payments of:
      Notes payable, governmental agencies                  -              896,512
      Related party                                        372,763         963,848
                                                         ---------     -----------
    Cash (used-in) financing activities                   (372,763)     (1,860,360)
                                                         ---------     -----------

Effect of exchange rates on cash and equivalents           (79,770)        754,937
                                                         ---------     -----------

Increase (decrease) in cash                                 17,663            (490)

Cash, beginning                                                 93             577
                                                         ---------     -----------

Cash, ending                                             $  17,756     $        87
                                                         =========     ===========





                    Read the accompanying notes to financial statements,
                   which are an integral part of this financial statement.

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. de C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. de C.V.)
                      STATEMENTS OF CASH FLOWS (CONTINUED)
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)





                                                                  1996                 1995
                                                               -----------          ----------

Reconciliation of net loss to cash provided by (used-in) operating activities:

Net income (loss)                                              $ 31,483             $(1,952,778)
                                                               --------             -----------

Adjusted to reconcile net loss to cash provided by (used-in) operating activities:

  Changes in assets and liabilities

    Refundable income tax                                       384,033                    (274)

    Deferred taxes                                               16,219                    -

    Other current assets                                             (5)                   -

    Accrued interest                                              -                   1,581,364

    Accounts payable                                              1,422                 (20,104)

    Accrued liabilities                                          37,044                  (3,591)
                                                               --------             -----------

      Total adjustments                                         438,713               1,557,395
                                                               --------             -----------

Cash provided by (used-in) operating activities                $470,196             $  (395,383)
                                                               ========             ===========











         Read the accompanying notes to financial statement, which are an integral part of this financial statement.

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                         NOTES TO FINANCIAL STATEMENTS
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     ORGANIZATION AND BUSINESS:
       Cluster Inmobiliaria de Ixtapa, S.A. de C.V. is a majority owned subsidiary of Clusters, S.A. de C.V. which was incorporated on July 24, 1991 under the laws of Mexico. Clusters, S.A. de C.V. is a wholly owned subsidiary of DSC, S.A. de C.V. Group of Mexico City, Mexico. Since 1991, the Company has acquired real property, which will be developed into resort and commercial properties. Once the properties are developed, the Company will be engaged in the marketing of resort hotel lodging, timeshare interests and other ancillary real estate activities.

       From July 1991 to October 1991, the Company was deemed in the development stage. During this period, management was devoted primarily to raising capital, securing debt financing and seeking a qualified property to develop. The Company ceased to be in the development stage when the Company acquired real property in October, 1991.

     BASIS OF ACCOUNTING:
       The Company prepares its financial statements in accordance with generally accepted accounting principles in the United States, expressed in United States dollars. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.

     MANAGEMENT ESTIMATES:
       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     FAIR VALUE OF FINANCIAL INSTRUMENTS:
       Financial instruments which include cash, due from affiliates, accounts payable, accrued liabilities and due to affiliates are reflected in the financial statements at fair values. Based on the borrowing rates currently available to the Company for bank loans with similar terms and average maturities, debt is stated at their fair values.

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
     FOREIGN CURRENCY TRANSLATION:
       Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the six months ended June 30, 1996 and 1995 was NP$7.5814 and NP$6.3000, respectively. Rates for 1996 and 1995 were obtained from the Diario Official de la Federacion. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in shareholders' equity. Permanent adjustments are reflected in the consolidated statements of operations.

     INVESTMENTS:
       Investments in equity securities of related parties are classified as either trading securities or available for sale securities. The net unrealized holding gains and losses for trading securities would be included in earnings. There were no trading securities during the periods. Equity securities have been categorized as available for sale and, as a result, are stated at fair value. Any unrealized gains and losses would be reported as a separate component of shareholders' equity. There were no unrealized gains and losses at the balance sheet date.

     LAND HELD FOR DEVELOPMENT:
       Land held for development is stated at cost. When the project commences construction period interest will be capitalized. Interest is not capitalized during material delays.

     INCOME TAXES:
       Income taxes are accounted for by the asset/liability method. Deferred taxes represent the expected future tax benefits/consequences when the reported amounts of assets and liabilities are recovered or paid. They arise from differences between the financial reporting and tax bases of assets and liabilities and are adjusted for changes in tax laws and rates when those changes are enacted.

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)





2.  LIQUIDITY AND STRATEGIC PLANNING:
     As reflected in the accompanying balance sheets, the Company's current liabilities exceed its current assets by $3,854,822 in 1996 and $4,021,261 in 1995, which resulted in a decrease in the working capital deficiency by $166,439. From inception the Company has sustained substantial losses and has had working capital deficiencies. The Company is in the process of restructuring its operations in order to reverse the current deficiencies. The Company is dependent upon its parent company and related affiliates for loan guarantees for short-term funding to meet current liabilities as they become due and the continued funding of other costs.

     International Realty Group, Inc. (IRG) has entered into an agreement with D.S.C., S.A. de C.V. (DSC) the parent company of Clusters, S.A. de C.V. to acquire the Company in exchange for common stock of IRG. The transaction has been valued at $17,384,907 less liabilities and minority shareholder value, subject to adjustment at date of closing (August 15, 1996). DSC would receive shares of common stock valued at $.782 per share for its investment. The fair market value of the properties is based upon independent appraisals performed in 1996 by Ingeniero Sergio H. Parra - R.

3.  CONCENTRATION OF CREDIT RISK:
     Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of amounts due from affiliates. The Company's account balances with financial institutions are guaranteed by the government of Mexico. The Company has a large number of transactions with related parties and generally does not require collateral. The Company maintains an allowance for uncollectible accounts based upon expected collectibility of all accounts receivable. Credit losses have been provided for in the financial statements.

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.

                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)




4.  DUE FROM/TO AFFILIATES:
     Various related entities are engaged in transactions including, but not limited to, short-term advances to cover operating costs and working capital. All such transactions are with entities related to DSC, S.A. de C.V. Group (the parent company of Clusters, S.A. de C.V.) and are recorded in separate accounts that comprise the amounts due from affiliates and amounts due to affiliates. Balances due from or to the related parties as a result of these transactions are non-interest bearing and unsecured. In the opinion of management, the realization of amounts due from affiliates and the payment of amounts due to affiliates will be realized/liquidated during the normal course of business.

     A summary of amounts due from/to affiliates is as follows:


                                              1996                 1995
                                           ----------           ----------
   DUE FROM AFFILIATES:
    D.S.C., S.A. de C.V.                   $    -               $2,940,021
    D.S.C. Hoteles, S.A. de C.V.               59,630               71,759
    D.S.C. Servicios Constructivos,
     S.A. de C.V.                             196,002               79,735
    D.S.C. Ingenieria y Proyectos,
     S.A. de C.V.                              66,304               79,380
    D.S.C.I.F.I., S.A. de C.V.              1,192,753            1,424,492
    Others                                    397,500               57,198
                                           ----------           ----------
                                           $1,912,189           $4,652,585
                                           ==========           ==========
   DUE TO AFFILIATES:
    D.S.C., S.A. de C.V.                   $4,649,169           $    -
    Fomento al Desarrollo Inmobiliario
     y Turistico, S.A. de C.V.                363,911              666,252
    D.S.C. Ingenieria y Desarrollo
     Inmobiliario, S.A. de C.V.                                    436,481
    D.S.C. Ingenieria de Producto
     Inmobiliario, S.A. de C.V.                39,880               47,992
    Others                                    575,466               16,192
                                           ----------           ----------
                                           $5,628,426           $1,166,917
                                           ==========           ==========

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)




5.  MARKETABLE SECURITIES, AFFILIATES:
     The Company had acquired the common stock of two (2) related parties at a cost of $1,245,220. These securities were sold to a related party (DSC Group) for $1,500,316 resulting in a gain of $255,096. Under Mexican standards, gains from related party transactions flow through the statement of operations. For purposes of the accompanying financial statements, the gain has been credited to shareholders' equity as capital in excess of stated value.

     The gain was offset by unused net operating loss carryforwards.

     A summary of the purchases of marketable securities, related parties, is as follows:


               Entity                           Cost          Proceeds
   -----------------------------             ----------     -----------
   Pez Maya, S.A. de C.V.                    $   68,207      $   82,179
   Promocaribe, S.A. de C.V.                  1,177,013       1,418,137
                                             ----------      ----------
                                             $1,245,220      $1,500,316
                                             ==========      ==========


6.  LAND HELD FOR DEVELOPMENT:
     Land held for development in 1996 and 1995 is land acquired under trust rights. Trust rights gives the holder exclusive use and ownership of the property. The rights are valid for thirty (30) years and are renewable each thirty (30) years at no cost. Trust rights can be used to collateralized debt or be hypothecated in any form.

     The trust rights were originally acquired by a related party for $8,792,652 in 1990. During October, 1991, the Company acquired the trust rights from the related party for $9,054,885. The related party recorded a gain on sale of $259,233. The transaction was recorded through intercompany accounts.

     On October 26, 1991, the shareholders of the related party voted to exchange the related party debt of $8,792,652 (original cost basis of land) for additional common stock of the Company. On May 18, 1992, the Company guaranteed the original purchase price ($8,792,652) of the land to the original seller.


7.  NOTE PAYABLE, GOVERNMENTAL AGENCY:
     On July 2, 1992, Nacional Financiera, S.N.C. (NAFIN), a Mexican governmental agency, entered into an agreement with the Company for the issuance of medium term promissory notes to the general public. Land held for development was collateralized to the promissory notes, which were also guaranteed by NAFIN and DSC, S.A. de C.V. the parent company of Clusters, S.A. de C.V.

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)




7.  NOTE PAYABLE, GOVERNMENTAL AGENCY (CONTINUED):
     In accordance with the NAFIN agreement, the Company issued promissory notes of $13,980,769, with interest at five and a quarter percent (5.25%), maturing on July 10, 1995. All proceeds from the promissory notes were invested in NAFIN fixed income securities. All interest earned through NAFIN accrue to the benefit of the Company which is utilized to partially liquidate the promissory notes.

     At maturity date, the Company could not liquidate its debt and the mortgage note holder exercised its guarantee against NAFIN. NAFIN liquidated the mortgage notes and commenced debt restructuring with the Company and its guarantors. On December 29, 1995, DSC, S.A. de C.V. (the parent of Clusters, S.A. de C.V.) and the parent of the Company agreed to restructure approximately $23,007,000 due NAFIN by the Company. Under the restructuring agreement NAFIN accepted a payment of approximately $15,340,000 from Clusters, S.A. de C.V. (parent company) and the proposed transfer of approximately 15,991,000 shares of common stock to be acquired by DSC, S.A. de C.V. in International Realty Group (IRG). The shares of IRG common stock is valued at $.782 per share by the parties. If the transaction is not completed, NAFIN has no recourse against the Company.

     A summary of the promissory notes is as follows:


              Proceeds from sale of promissory notes     $11,539,682
              Accrued interest from inception              3,018,127
              Currency fluctuation                         7,028,676
                                                         -----------
                                                          21,676,485
                                                         -----------
              Less:
               NAFIN fixed income securities               7,301,629
               Interest earned on NAFIN fixed
                income securities                          7,232,529
                                                         -----------
                                                          14,534,158
                                                         -----------
              Balance, June 30, 1995                     $ 7,142,327
                                                         ===========

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)




8.  INCOME TAXES:
     The Company requires recognition of income tax benefits for loss carryforwards, credit carryforwards and certain temporary differences for which tax benefits have not been previously recorded. The tax benefits recognized must be reduced by a valuation allowance where it is more likely than not that the benefits may not be realized.

     Deferred tax asset balances were primarily the result of net operating loss carryforwards. There are no deferred tax liability balances.

     It is more likely than not that all future tax benefits will not be realized, therefore, a valuation allowance has been recorded for the deferred net tax assets. There was no prior balance in the valuation allowance.

     As of June 30, 1996, the Company has a net operating loss carryforward of approximately $399,362 that may be used to offset future taxable income expiring in varying years to 2005.

9.  CONTINGENCY, LITIGATION AND COMMITMENT:
     During 1994 the Mexican peso was permitted to float against the U.S. dollar and other currencies. As a result, the peso had been devalued from $3.4662 pesos/dollar to approximately $3.9413 pesos/dollar. It is not possible to determine what effect the devaluation will have upon future pricing or costs, however, it is managements opinion that the devaluation will not have a material adverse effect upon the Company's future operations.

     Clusters Inmobiliaria de Ixtapa, S.A. de C.V. has been named as a defendant in an action brought by a former property owner in a transaction with Nacional Financiera, S.N.C. for $6,132,172. The plaintiff seeks to remove NAFIN as the seller of the real property since the Company had defaulted. It is the opinion of counsel that the plaintiff's position is without merit and the Company will be dismissed from the claim.

                  CLUSTER INMOBILIARIA DE IXTAPA, S.A. DE C.V.
                    (A SUBSIDIARY OF CLUSTERS, S.A. DE C.V.)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    SIX MONTHS ENDED JUNE 30, 1996 AND 1995
                 (READ INDEPENDENT ACCOUNTANTS' REVIEW REPORT)




9.  CONTINGENCY, LITIGATION AND COMMITMENT (CONTINUED):
     Management estimates that future improvement and development cost to complete this project are approximately $37,300,000 over a five (5) year period. The total amount of the project of $37,300,000 would be completed at intervals in order to allow the Company to build a portion (20%) and then sell that portion to pay-off the then construction loans. This would permit an effective revolving line to be developed to construct and finance each portion. The total project calls for 144 residential and commercial condominium units in three (3) buildings of four (4) stories each. In addition, the project anticipates building sixty (60) villas. A summary of the Clusters Ixtapa project will be as follows:


             Quantity                      Type of Unit
             --------                  --------------------
                36                     Commercial condo units
               108                     Residential condo units
                60                     Villas


     In order to complete this project management has been in discussion with the current lenders. In addition, management has also engaged in conversations with new prospective lenders, both private and public, as to the required financing necessary to complete the current project. The current lenders have not indicated that they would opposed to continued financing.

GONZALEZ MACIN Y CIA.
_______________________________________________________________________________





Participating Associates
Bahia de Cortes
Mexico City, Mexico



We have audited the accompanying balance sheet of Bahia de Cortes, Asociacion en Participacion, a Mexican Participating Association (an Association in the development stage) as of March 31, 1996. As described in Note 1 of Notes to financial statement, the accompanying balance sheet has been prepared on the basis of accounting principles generally accepted in the United States, expressed in United States dollars. This financial statement is the responsibility of the Association's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Bahia de Cortes, Asociacion en Participacion, a Mexican Participating Association, as of March 31, 1996, in conformity with generally accepted accounting principles.

We direct your attention to Note 1 of Notes to financial statement which discusses development stage.







                                         C.P. GUILLERMO GONZALEZ MACIN


Mexico, D.F.
June 18, 1996


      RIO EBRO NO. 45 COLONIA CUAUHTEMOC DELEGACION CUAUHTEMOC C.P. 06500
                              TEL. (915) 525-31-34

                  BAHIA DE CORTES, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENT
              FROM INCEPTION (FEBRUARY 7, 1996) TO MARCH 31, 1996




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     ORGANIZATION AND BUSINESS:
       Bahia de Cortes, Asociacion en Participacion (the Association) was formed on February 7, 1996 pursuant to the laws of Mexico. Asociacion en Participacion (Participating Association) is similar to a limited partnership. The Association will remain in existence until 2026, unless termination is accelerated in accordance with the agreement. The Associationp has selected a year end of December 31. The Association will develop real property located in Mexico into commercial and resort hotel lodging, timeshare interests and ancillary real estate services.

       From inception to date, the Association is considered as being in the development stage. During this period, the entity has been devoted primarily to raising capital, securing debt financing and negotiating with lenders. The initial asset acquisition by the Association, through a contribution by the Limited Associates, occurred in February, 1996.

       The shareholder of the General Associate, Nueva Tierra, S.A. de C.V. (Nueva Tierra) has entered into an agreement to sell a controlling interest in the General Associate to International Realty Group, Inc. Under the terms of the agreement, the General Associate will receive shares of stock valued at $.782 per share for its investment. In management's opinion, the Association will no longer be in the development stage as it will have the ability to secure the necessary financing to complete the development of its properties. The accompanying balance sheet has been prepared on the going concern basis.

       Under the terms of the Agreement, real property was contributed to the Association by the Limited Associates. The General and Limited Associates received full credit for the fair market value of the properties based upon independent appraisals performed in 1996 by Ingeniero Sergio H. Parra - R. As consideration for the General Associate's (Nueva Tierra) ability to develop, market, finance and operate the property, the Limited Associates agreed to share the profits and losses of the Association based upon certain ratios on a per project basis. The Limited Associates further agreed to allocate a certain portion of their capital to the capital account of the General Associate.

       The Limited Associates contributed land located in La Paz, Baja California, SUR. The project is known as Las Animas which consists of 3,470 acres of land. Under the terms of the Agreement, the profit and loss ratio for this project will be 77.89% to the General Associate and 22.11% to the Limited Associates.

                  BAHIA DE CORTES, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
              FROM INCEPTION (FEBRUARY 7, 1996) TO MARCH 31, 1996





1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
     ORGANIZATION AND BUSINESS (CONTINUED):
       A summary of the purchase allocation is as follows:


                           Property
      -------------------------------------------------     Acquisition
         Location                    Description                Cost
      --------------           ------------------------    ------------
      La Paz, Baja             Real property known as
      California, SUR.         Las Animas                  $47,189,333

      Less special allocation of Limited Associates
      equity transferred to the General Associate in
      accordance with the terms of the Agreement            36,755,771

                                                           -----------

      Limited Associates capital contribution              $10,433,562
                                                           ===========


     BASIS OF ACCOUNTING:
       The Association prepares its financial statements in accordance with generally accepted accounting principles in the United States, expressed in United States dollars. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.

     MANAGEMENT ESTIMATES:
       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                  BAHIA DE CORTES, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
              FROM INCEPTION (FEBRUARY 7, 1996) TO MARCH 31, 1996




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
     FOREIGN CURRENCY TRANSLATION:
       Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the current period was NP$7.5000, as obtained from the Diario Official de la Federacion. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in partners' equity. Permanent adjustments would be reflected in the statements of operations, when appropriate.

     LAND:
       Land is stated at acquisition cost to the Association.

     INCOME TAXES:
       No provision for income taxes have been made as the Associates will include their pro-rata share of the income or loss of the Association in their tax returns.

2.  LAND HELD FOR INVESTMENT:
     Land held for investment was acquired under trust rights. Trust rights gives the holder exclusive use and ownership of the property. The rights are valid for thirty (30) years and are renewable each thirty (30) years at no cost. Trust rights can be used to collateralize debt or be hypothecated in any form.

     Land is held for investment until such time as the property is sold or the development plan of the property is implemented, which would reclassify the property to land under development.

Gonzalez  Macin y Cia.
-------------------------------------------------------------------------------



Participating Associates
Bahia de Cortes
Mexico City, Mexico



We have reviewed the accompanying balance sheet of Bahia de Cortes, Asociacion en Participacion, a Mexican Participating Association (an Association in the development stage) as of June 30, 1996 in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. As described in Note 1 of Notes to financial statement, the accompanying financial statement has been prepared on the basis of accounting principles generally accepted in the United States, expressed in United States dollars. All information included in these financial statements is the representation of the management of Bahia de Cortes, Asociacion en Participacion.

A review consists principally of inquires of the Associations' personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statement in order for it to be in conformity with generally accepted accounting principles.





                                                  GUILLERMO GONZALEZ MACIN


Mexico, D.F.
August 5, 1996

                BAHIA DE CORTES, ASOCIACION EN PARTICIPACION
                    (A MEXICAN PARTICIPATING ASSOCIATION)
                  (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                       BALANCE SHEET - MARCH 31, 1996





                                   ASSETS




Land held for investment                                            $ 47,189,333
                                                                    ============





                                 ASSOCIATES' EQUITY




  Associates' equity:
   General Associate                                                $ 36,755,771

   Limited Associates                                                 10,433,562
                                                                    ------------
                                                                    $ 47,189,333
                                                                    ============





       Read the accompanying notes to financial statement, which are an integral part of this financial statement.

                  BAHIA DE CORTES, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENT
               FROM INCEPTION (FEBRUARY 7, 1996) TO JUNE 30, 1996



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
    ORGANIZATION AND BUSINESS:
      Bahia de Cortes, Asociacion en Participacion (the Association) was formed on February 7, 1996 pursuant to the laws of Mexico. Asociacion en Participacion (Participating Association) is similar to a limited partnership. The Association will remain in existence until 2026, unless termination is accelerated in accordance with the agreement. The Association has selected a year end of December 31. The Association will develop real property located in Mexico into commercial and resort hotel lodging, timeshare interests and ancillary real estate services.

      From October 6, 1995 to date, the Association is considered as being in the development stage. During this period, the entity has been devoted primarily to raising capital, securing debt financing and negotiating with lenders. The initial asset acquisition by the Partnership, through a contribution by the Limited Associates, occurred in February, 1996.

      The shareholder of the General Associate, Nueva Tierra, S.A. de C.V. (Nueva Tierra) has entered into an agreement to sell a controlling interest in the General Associate to International Realty Group, Inc. Under the terms of the agreement, the General Associate will receive shares of stock valued at $.782 per share for its investment. In management's opinion, the Association will no longer be in the development stage as it will have the ability to secure the necessary financing to complete the development of its properties. The accompanying balance sheet has been prepared on the going concern basis.

      Under the terms of the Agreement, real property was contributed to the Association by the Limited Associates. The General and Limited Associates received full credit for the fair market value of the properties based upon independent appraisals performed in 1996 by Ingeniero Sergio H. Parra
      - R. As consideration for the General Associate's (Nueva Tierra) ability to develop, market, finance and operate the property, the Limited Associates agreed to share the profits and losses of the Assoication based upon certain ratios on a per project basis. The Limited Associates further agreed to allocate a certain portion of their capital to the capital account of the General Associate.

      The Limited Associates contributed land located in La Paz, Baja California, SUR. The project is known as Las Animas which consists of 3,470 acres of land. Under the terms of the Agreement, the profit and loss ratio for this project will be 77.89% to the General Associate and 22.11% to the Limited Associates.

                  BAHIA DE CORTES, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENT
                              FROM INCEPTION (FEBRUARY 7, 1996) TO JUNE 30, 1996



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
    ORGANIZATION AND BUSINESS (CONTINUED):
       A summary of the purchase allocation is as follows:

                           Property
      -------------------------------------------------           Acquisition
         Location                    Description                      Cost
      --------------           ------------------------           ------------

      La Paz, Baja             Real property known as
       California, SUR.         Las Animas                        $46,682,670

      Less special allocation of Limited Associates
      equity transferred to the General Associate in
      accordance with the terms of the Agreement                   36,361,132
                                                                  -----------

      Limited Associates capital contribution                     $10,321,538
                                                                  ===========

      The difference between total asset value between March 31, 1996 to June 30, 1996 is a result of the change in foreign currency translation adjustment from NP$7.5000 to NP$7.5814 between periods, respectively. The cumulative translation adjustment of $506,663 represents a decrease in total assets and partners' equity, respectively.

BASIS OF ACCOUNTING:
      The Association prepares its financial statements in accordance with generally accepted accounting principles in the United States, expressed in United States dollars. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.

MANAGEMENT ESTIMATES:
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                  BAHIA DE CORTES, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENT
               FROM INCEPTION (FEBRUARY 7, 1996) TO JUNE 30, 1996





1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
     FOREIGN CURRENCY TRANSLATION:
       Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the current period was NP$7.5814, as obtained from the Diario Official de la Federacion. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in partners' equity. Permanent adjustments would be reflected in the statements of operations, when appropriate.

     LAND:
       Land is stated at acquisition cost to the Association.

     INCOME TAXES:
       No provision for income taxes have been made as the Associates will include their pro-rata share of the income or loss of the Association in their tax returns.

2.   LAND HELD FOR INVESTMENT:
       Land held for investment was acquired under trust rights. Trust rights gives the holder exclusive use and ownership of the property. The rights are valid for thirty (30) years and are renewable each thirty (30) years at no cost. Trust rights can be used to collateralize debt or be hypothecated in any form.

       Land is held for investment until such time as the property is sold or the development plan of the property is implemented, which would reclassify the property to land under development.

GONZALEZ  MACIN Y CIA.
________________________________________________________________________________





Participating Associates
Barra del Tordo
Mexico City, Mexico



We have audited the accompanying balance sheet of Barra del Tordo, Asociacion en Participacion, a Mexican Participating Association (an Association in the development stage) as of March 31, 1996. As described in Note 1 of Notes to financial statement, the accompanying balance sheet has been prepared on the basis of accounting principles generally accepted in the United States, expressed in United States dollars. This financial statement is the responsibility of the Association's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Barra del Tordo, Asociacion en Participacion, a Mexican Participating Association, as of March 31, 1996, in conformity with generally accepted accounting principles.

We direct your attention to Notes 1 and 3 of Notes to financial statement which discusses development stage and mortgages and notes payable, financial and governmental institutions, including certain amounts in default.






                                        C.P. GUILLERMO GONZALEZ MACIN


Mexico, D.F.
June 18, 1996



      RIO EBRO NO. 45 COLONIA CUAUHTEMOC DELEGACION CUAUHTEMOC C.P. 06500
                              TEL. (915) 525-31-34

                 BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                         BALANCE SHEET - MARCH 31, 1996



                                     ASSETS



Properties under development                                   $10,259,965
                                                               ===========



                       LIABILITIES AND ASSOCIATES' EQUITY



Liabilities:
  Mortgages and notes payable, financial and                   $ 2,146,253
   governmental institutions

  Accrued interest on mortgages and notes payable                1,381,940
                                                               -----------
                                                                 3,528,193
                                                               -----------


Associates' equity:
   General Associates                                            5,306,656

   Limited Associate                                             1,425,116
                                                               -----------
                                                                 6,731,772
                                                               -----------

                                                               $10,259,965
                                                               ===========




         Read the accompanying notes to financial statement, which are an integral part of this financial statement.

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENT
              FROM INCEPTION (JANUARY 17, 1996) TO MARCH 31, 1996




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
      ORGANIZATION AND BUSINESS:
        Barra del Tordo, Asociacion en Participacion (the Association) was formed on January 17, 1996 pursuant to the laws of Mexico. Asociacion en Participacion (Participating Association) is similar to a limited partnership. The Association will remain in existence until 2026, unless termination is accelerated in accordance with the agreement. The Association has selected a year end of December 31. The Association will develop real property located in Mexico into commercial and resort hotel lodging, timeshare interests and ancillary real estate services.

        From inception to date, the Association is considered as being in the development stage. During this period, the entity has been devoted primarily to raising capital, securing debt financing and negotiating with lenders. The initial asset acquisitions by the Association, through a contribution by the Limited Associates, occurred in February, 1996.

        The shareholder of the General Associate, Nueva Tierra, S.A. de C.V. (Nueva Tierra) has entered into an agreement to sell a controlling interest in the General Associate to International Realty Group, Inc. Under the terms of the agreement, the General Associate will receive shares of stock valued at $.782 per share for its investment. In management's opinion, the Association will no longer be in the development stage as it will have the ability to secure the necessary financing to complete the development of its properties. The accompanying balance sheet has been prepared on the going concern basis.

        Under the terms of the Agreement, real property, subject to liabilities, was contributed to the Association by the Limited Associates. The General and Limited Associates received full credit for the fair market value of the properties based upon independent appraisals performed in 1996 by Ingeniero Sergio H. Parra - R. As consideration for the General Associate's (Nueva Tierra) ability to develop, market, finance and operate the property, the Limited Associates agreed to share the profits and losses of the Association based upon certain ratios on a per project basis. The Limited Associates further agreed to allocate a certain portion of their capital to the capital account of the General Associate.

        The Limited Associates contributed two projects located in Aldama, Tamaulipas. The first project is known as Santa Ines which consists of 149 acres of land. The second project is known as Los Tauros which consists of 421 acres of land. Under the terms of the Agreement, the profit and loss ratio for these projects will be 75.83% to the General Associate and 24.17% to the Limited Associates, for the Santa Ines project; and 81.83% to the General Associate and 18.17% to the Limited Associates for the Los Tauros project.

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
              FROM INCEPTION (JANUARY 17, 1996) TO MARCH 31, 1996





1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
      ORGANIZATION AND BUSINESS (CONTINUED):
       A summary of the purchase allocation is as follows:


                         Property
      ----------------------------------------------          Acquisition
         Location                Description                     Cost
      --------------       -------------------------          -----------
      Aldama,              Real property known as
       Tamaulipas          Santa Ines and Los Tauros          $10,259,965

      Less debt assumed by the Association                      3,528,193
                                                              -----------
                                                                6,731,772
      Less special allocation of Limited Associates
      equity transferred to the General Associate
      in accordance with the terms of the Agreement             5,306,656
                                                              -----------
      Limited Associates capital contribution                 $ 1,425,116
                                                              ===========



      BASIS OF ACCOUNTING:
        The Association prepares its financial statements in accordance with generally accepted accounting principles in the United States, expressed in United States dollars. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.

      MANAGEMENT ESTIMATES:
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
              FROM INCEPTION (JANUARY 17, 1996) TO MARCH 31, 1996





1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
      FOREIGN CURRENCY TRANSLATION:
        Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the current period was NP$7.5000, as obtained from the Diario Official de la Federacion. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in partners' equity. Permanent adjustments would be reflected in the statements of operations, when appropriate.

      PROPERTIES UNDER DEVELOPMENT:
        Properties under development consist of land and buildings which are stated at acquisition cost to the Association, including construction period interest.

      INCOME TAXES:
        No provision for income taxes have been made as the Associates will include their pro-rata share of the income or loss of the Association in their tax returns.

2.  PROPERTIES UNDER DEVELOPMENT:


        Land                                     $ 9,243,997
        Buildings                                  1,015,968
                                                 -----------
                                                 $10,259,965
                                                 ===========

      Substantially all land and building held for development is collateralized to mortgages and notes payable, financial and governmental institutions.

      Land under development is land acquired under trust rights. Trust rights gives the holder exclusive use and ownership of the property. The rights are valid for thirty (30) years and are renewable each thirty (30) years at no cost. Trust rights can be used to collateralize debt or be hypothecated in any form.

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
              FROM INCEPTION (JANUARY 17, 1996) TO MARCH 31, 1996





3.    MORTGAGES AND NOTES PAYABLE, FINANCIAL AND GOVERNMENTAL INSTITUTIONS:
        SANTA INES PROJECT:
         BANCOMER, S.A.:

           Mortgage note, bank, interest
           at 8 points above the Average
           bank deposit rate (5.2%)
           per annum, maturing in October, 1997,
           collateralized by real property.
           Accrued interest at March 31, 1996
           amounts to $191,841                               $  305,198

           Note payable, bank, interest at 8 points
           above the Average bank deposit rate
           (5.2%) per annum with annual
           principal reductions during 1995 and
           1996 with a balloon payment due 1997 of
           about $434,724.  Note is in default due
           to non-payment of 1995 principal reduction.
           Accrued interest at March 31, 1996 amounts
           to $317,212                                          507,351

         BANPAIS, S.A.:
           Note payable, bank, interest at 4 points
           above Mexican Treasury Certificates (5.2%)
           per annum, in default, collateralized by
           real property.  Accrued interest at
           March 31, 1996 amounts to $8,325                      41,626

         MULTIBANCO COMERMEX, S.A.:
           Note payable, other, interest at Average
           bank deposit rate (5.2%) per annum,
           in default, collateralized by real property.
           Accrued interest at March 31, 1996
           amounts to $98,877                                   210,110
                                                             ----------
                                                              1,064,285
                                                             ----------

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
              FROM INCEPTION (JANUARY 17, 1996) TO MARCH 31, 1996





3. MORTGAGES AND NOTES PAYABLE, FINANCIAL AND GOVERNMENTAL INSTITUTIONS (CONTINUED):

        LOS TAUROS PROJECT:
         MULTIBANCO COMERMEX, S.A.:
           Mortgage note, bank, interest at Average
           bank deposit rate (5.2%), collateralized
           by land, principal payments commence 2002
           and matures in 2009.  Accrued interest at
           March 31, 1996 amounts to $8,403                      $ 11,467

         BANCO DE CREDITO RURAL DEL NORESTRE, S.N.C.:
           Mortgage note, interest at 3.0%,
           collateralized by real property, payable
           annually between 1995 to 1999.  Note is in
           default due to non-payment of 1995 principal
           reduction.  Accrued interest at March 31,
           1996 amounts to $63,208                                133,041

           Note payable, interest at 3.0%, collateralized
           by equipment, in default.  Accrued interest
           at March 31, 1996 amounts to $14,185                    29,893

           Note payable, interest at 6 points above the
           Average Bank Deposit Rate (5.2%), collateralized
           by equipment, matured in 1995.  Accrued interest
           at March 31, 1996 amounts to $119,731                  157,541

         MULTIBANCO MERCANTIL PROBURSA, S.A.:
           Mortgage note, interest at 6 points above the
           Average Bank Deposit Rate (5.2%), collateralized
           by real property and personal guarantees of a
           limited associate on the Los Tauros Project, payable
           semi-annually commencing June, 1995 and maturing
           in December, 2000.  Note is in default due to non-
           payment of 1995 principal reduction.  Accrued
           interest at March 31, 1996 amounts to $169,530         223,066

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
              FROM INCEPTION (JANUARY 17, 1996) TO MARCH 31, 1996





3. MORTGAGES AND NOTES PAYABLE, FINANCIAL AND GOVERNMENTAL INSTITUTIONS (CONTINUED):

     LOS TAUROS PROJECT (CONTINUED):

        ARRENDADORA BANCOMER:
         Installment loans, interest ranging from 6.3%
         to 12.0%, collateralized by equipment,
         in default.  Accrued interest at March 31,
         1996 amounts to $364,800                              $  480,000

       OTHER:
         Note payable, other, interest at Average bank
         deposit rate (5.2%), collateralized by
         land.  Accrued interest at March 31, 1996
         amounts to $25,828                                        46,960
                                                               ----------
                                                                1,081,968
                                                               ----------
                                                               $2,146,253
                                                               ==========

      Maturities of mortgages and notes payable, subsequent to March 31, 1996 are as follows:


                       Twelve Months
                          Ended
                         March 31,           Amount
                       -------------       ----------
                          1997             $1,403,471
                          1998                279,150
                          1999                234,291
                          2000                 49,785
                          2001                 16,809
                       2002 to 2007           156,440
                       2008 thereafter          6,307
                                           ----------
                                           $2,146,253
                                           ==========

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
              FROM INCEPTION (JANUARY 17, 1996) TO MARCH 31, 1996





4.  ACCRUED INTEREST ON MORTGAGES AND NOTES PAYABLE:

       Bancomer, S.A.                               $  509,053

       Banpais, S.A.                                     8,325

       Multibanco Comermex, S.A.                         8,403

       Banco de Credito Rural Del Norestre, S.N.C.     197,124

       Multibanco Mercantil Probursa, S.A.             169,530

       Arrendadora Bancomer                            364,800

       Other                                           124,705
                                                     ---------
                                                    $1,381,940
                                                    ==========


GONZALEZ  MACIN Y CIA.
_______________________________________________________________________________




Participating Associates
Barra del Tordo
Mexico City, Mexico



We have reviewed the accompanying balance sheet of Barra del Tordo, Asociacion en Participacion, a Mexican Participating Association (an Association in the development stage) as of June 30, 1996 in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. As described in Note 1 of Notes to financial statement, the accompanying financial statement has been prepared on the basis of accounting principles generally accepted in the United States, expressed in United States dollars. All information included in these financial statements is the representation of the management of Barra del Tordo, Asociacion en Participacion.

A review consists principally of inquires of the Associations' personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statement in order for it to be in conformity with generally accepted accounting principles.












                                           /s/  C.P. GUILLERMO GONZALEZ MACIN


Mexico, D.F.
August 5, 1996



      RIO EBRO NO. 45 COLONIA CUAUHTEMOC DELEGACION CUAUHTEMOC C.P. 06500
                              TEL. (915) 525-31-34

                 BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                         BALANCE SHEET - JUNE 30, 1996



                                     ASSETS



Properties under development                                   $10,149,806
                                                               ===========



                       LIABILITIES AND ASSOCIATES' EQUITY



Liabilities:
  Mortgages and notes payable, financial and                   $ 2,123,200
   governmental institutions

  Accrued interest on mortgages and notes payable                1,367,098
                                                               -----------
                                                                 3,490,298
                                                               -----------


Associates' equity:
   General Associates                                            5,315,619

   Limited Associate                                             1,343,889
                                                               -----------
                                                                 6,659,508
                                                               -----------

                                                               $10,149,806
                                                               ===========




         Read the accompanying notes to financial statement, which are an integral part of this financial statement.

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENT
               FROM INCEPTION (JANUARY 17, 1996) TO JUNE 30, 1996




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
      ORGANIZATION AND BUSINESS:
        Barra del Tordo, Asociacion en Participacion (the Association) was formed on January 17, 1996 pursuant to the laws of Mexico. Asociacion en Participacion (Participating Association) is similar to a limited partnership. The Association will remain in existence until 2026, unless termination is accelerated in accordance with the agreement. The Association has selected a year end of December 31. The Association will develop real property located in Mexico into commercial and resort hotel lodging, timeshare interests and ancillary real estate services.

        From inception to date, the Association is considered as being in the development stage. During this period, the entity has been devoted primarily to raising capital, securing debt financing and negotiating with lenders. The initial asset acquisitions by the Association, through a contribution by the Limited Associates, occurred in February, 1996.

        The shareholder of the General Associate, Nueva Tierra, S.A. de C.V. (Nueva Tierra) has entered into an agreement to sell a controlling interest in the General Associate to International Realty Group, Inc. Under the terms of the agreement, the General Associate will receive shares of stock valued at $.782 per share for its investment. In management's opinion, the Association will no longer be in the development stage as it will have the ability to secure the necessary financing to complete the development of its properties. The accompanying balance sheet has been prepared on the going concern basis.

        Under the terms of the Agreement, real property, subject to liabilities, was contributed to the Association by the Limited Associates. The General and Limited Associates received full credit for the fair market value of the properties based upon independent appraisals performed in 1996 by Ingeniero Sergio H. Parra - R. As consideration for the General Associate's (Nueva Tierra) ability to develop, market, finance and operate the property, the Limited Associates agreed to share the profits and losses of the Association based upon certain ratios on a per project basis. The Limited Associates further agreed to allocate a certain portion of their capital to the capital account of the General Associate.

        The Limited Associates contributed two projects located in Aldama, Tamaulipas. The first project is known as Santa Ines which consists of 149 acres of land. The second project is known as Los Tauros which consists of 421 acres of land. Under the terms of the Agreement, the profit and loss ratio for these projects will be 75.83% to the General Associate and 24.17% to the Limited Associates, for the Santa Ines project; and 81.83% to the General Associate and 18.17% to the Limited Associates for the Los Tauros project.

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                   NOTES TO FINANCIAL STATEMENT (CONTINUED)
               FROM INCEPTION (JANUARY 17, 1996) TO JUNE 30, 1996




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
      ORGANIZATION AND BUSINESS (CONTINUED):
        A summary of the purchase allocation is as follows:


                        Property
       ----------------------------------------------          Acquisition
           Location                Description                    Cost
       --------------       ------------------------           -----------
       Aldama,              Real property known as
        Tamaulipas          Santa Ines and Los Tauros          $10,149,806

       Less debt assumed by the Association                      3,490,298
                                                               -----------
                                                                 6,659,508
       Less special allocation of Limited Associates
       equity transferred to the General Associate in
       accordance with the terms of the Agreement                5,315,619
                                                               -----------
       Limited Associates capital contribution                 $ 1,343,889
                                                               ===========


        The difference between total asset value between March 31, 1996 to June 30, 1996 is a result of the change in foreign currency translation adjustment from NP$7.5000 to NP$7.5814 between periods, respectively. The cumulative translation adjustment of $110,159 decreased total liabilities by $37,895 and partners equity $72,264.

      BASIS OF ACCOUNTING:
        The Association prepares its financial statements in accordance with generally accepted accounting principles in the United States, expressed in United States dollars. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.

      MANAGEMENT ESTIMATES:
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
               FROM INCEPTION (JANUARY 17, 1996) TO JUNE 30, 1996





1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
      FOREIGN CURRENCY TRANSLATION:
        Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the current period was NP$7.5814, as obtained from the Diario Official de la Federacion. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in partners' equity. Permanent adjustments would be reflected in the statements of operations, when appropriate.

      PROPERTIES UNDER DEVELOPMENT:
        Properties under development consist of land and buildings which are stated at acquisition cost to the Association, including construction period interest.

      INCOME TAXES:
        No provision for income taxes have been made as the Associates will include their pro-rata share of the income or loss of the Association in their tax returns.

2.  PROPERTIES UNDER DEVELOPMENT:


        Land                      $ 9,144,746
        Buildings                   1,005,060
                                  -----------
                                  $10,149,806
                                  ===========

      Substantially all land and building held for development is collateralized to mortgages and notes payable, financial and governmental institutions.

      Land under development is land acquired under trust rights. Trust rights gives the holder exclusive use and ownership of the property. The rights are valid for thirty (30) years and are renewable each thirty (30) years at no cost. Trust rights can be used to collateralize debt or be hypothecated in any form.

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
               FROM INCEPTION (JANUARY 17, 1996) TO JUNE 30, 1996





3.     MORTGAGES AND NOTES PAYABLE, FINANCIAL AND GOVERNMENTAL INSTITUTIONS:

          SANTA INES PROJECT:
           BANCOMER, S.A.:
             Mortgage note, bank, interest at 8
             points above the Average bank deposit
             rate (5.2%) per annum, maturing in
             October, 1997, collateralized by
             real property.  Accrued interest at
             June 30, 1996 amounts to $189,781                 $  301,921

             Note payable, bank, interest at 8 points
             above the Average bank deposit rate
             (5.2%) per annum with annual
             principal reductions during 1995 and
             1996 with a balloon payment due 1997 of
             about $434,724.  Note is in default due
             to non-payment of 1995 principal reduction.
             Accrued interest at June 30, 1996 amounts
             to $313,806                                          501,903

           BANPAIS, S.A.:
             Note payable, bank, interest at 4 points
             above Mexican Treasury Certificates (5.2%)
             per annum, in default, collateralized by
             real property.  Accrued interest at
             June 30, 1996 amounts to $8,235                       41,179

           MULTIBANCO COMERMEX, S.A.:
             Note payable, other, interest at Average
             bank deposit rate (5.2%) per anuum,
             in default, collateralized by real
             property.  Accrued interest at June 30,
             1996 amounts to $97,815                              207,854
                                                               ----------
                                                                1,052,857
                                                               ----------

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
               FROM INCEPTION (JANUARY 17, 1996) TO JUNE 30, 1996





3. MORTGAGES AND NOTES PAYABLE, FINANCIAL AND GOVERNMENTAL INSTITUTIONS (CONTINUED):

       LOS TAUROS PROJECT:
        MULTIBANCO COMERMEX, S.A.:
          Mortgage note, bank, interest at Average
          bank deposit rate (5.2%), collateralized
          by land, principal payments commence 2002
          and matures in 2009.  Accrued interest at
          June 30, 1996 amounts to $8,312                      $ 11,343

        BANCO DE CREDITO RURAL DEL NORESTRE, S.N.C.:
          Mortgage note, interest at 3.0%,
          collateralized by real property, payable
          annually between 1995 to 1999.  Note is in
          default due to non-payment of 1995 principal
          reduction.  Accrued interest at June 30,
          1996 amounts to $62,529                               131,612

          Note payable, interest at 3.0%, collateralized
          by equipment, in default.  Accrued interest at
       June 30, 1996 amounts to $14,032        29,572

          Note payable, interest at 6 points above the
          Average Bank Deposit Rate (5.2%), collateralized
          by equipment, matured in 1995.  Accrued interest
          at June 30, 1996 amounts to $118,445                  155,849

        MULTIBANCO MERCANTIL PROBURSA, S.A.:
          Mortgage notes, interest at 6 points above the
          Average Bank Deposit Rate (5.2%), collateralized
          by real property and personal guarantees of a
          limited associate on the Los Tauros Project, payable
          semi-annually commencing June, 1995 and maturing
          in December, 2000.  Note is in default due to non-
          payment of 1995 principal reduction.  Accrued
          interest at June 30, 1996 amounts to $167,710         220,671

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
               FROM INCEPTION (JANUARY 17, 1996) TO JUNE 30, 1996




3. MORTGAGES AND NOTES PAYABLE, FINANCIAL AND GOVERNMENTAL INSTITUTIONS (CONTINUED):

        LOS TAUROS PROJECT (CONTINUED):
         ARRENDADORA BANCOMER:
           Installment loans, interest ranging from 6.3%
           to 12.0%, collateralized by equipment, in
           default.  Accrued interest at June 30, 1996
           amounts to $360,883                                 $  474,840

         OTHER:
           Note payable, other, interest at Average
           bank deposit rate (5.2%), collateralized
           by land.  Accrued interest at June 30, 1996
           amounts to $25,550                                      46,456
                                                               ----------
                                                                1,070,343
                                                               ----------
                                                               $2,123,200
                                                               ==========

      Maturities of mortgages and notes payable, subsequent to June 30, 1996 are as follows:


                       Twelve Months
                          Ended
                         June 30,             Amount
                       -------------        ----------
                          1997              $1,388,400
                          1998                 276,200
                          1999                 231,800
                          2000                  49,250
                          2001                  16,600
                       2002 to 2007            154,800
                       2008 thereafter           6,150
                                            ----------
                                            $2,123,200
                                            ==========

                  BARRA DEL TORDO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
               FROM INCEPTION (JANUARY 17, 1996) TO JUNE 30, 1996





4.    ACCRUED INTEREST ON MORTGAGES AND NOTES PAYABLE:

            Bancomer, S.A.                                 $  503,587

            Banpais, S.A.                                       8,235

            Multibanco Comermex, S.A.                           8,312

            Banco de Credito Rural Del Norestre, S.N.C.       195,006

            Multibanco Mercantil Probursa, S.A.               167,710

            Arrendadora Bancomer                              360,883

            Other                                             123,365
                                                           ----------
                                                           $1,367,098
                                                           ==========

GONZALEZ  MACIN Y CIA.
_______________________________________________________________________________





Participating Associates
Hacienda de Franco
Mexico City, Mexico



We have audited the accompanying balance sheet of Hacienda de Franco, Asociacion en Participacion, a Mexican Participating Association (an Association in the development stage) as of March 31, 1996. As described in Note 1 of Notes to financial statement, the accompanying balance sheet has been prepared on the basis of accounting principles generally accepted in the United States, expressed in United States dollars. This financial statement is the responsibility of the Association's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Hacienda de Franco, Asociacion en Participacion, a Mexican Participating Association, as of March 31, 1996, in conformity with generally accepted accounting principles.

We direct your attention to Notes 1 and 3 of Notes to financial statement which discusses development stage and mortgages and notes payable, financial and governmental institutions, including certain amounts in default.







                                           /s/  C.P. GUILLERMO GONZALEZ MACIN


Mexico, D.F.
June 18, 1996



      RIO EBRO NO. 45 COLONIA CUAUHTEMOC DELEGACION CUAUHTEMOC C.P. 06500
                              TEL. (915) 525-31-34

                 HACIENDA DE FRANCO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                         BALANCE SHEET - MARCH 31, 1996



                                     ASSETS



Properties under development                                   $5,145,363
                                                               ==========



                       LIABILITIES AND ASSOCIATES' EQUITY



Liabilities:
  Mortgages and notes payable, financial and                   $  488,868
   governmental institutions

  Accrued interest on mortgages and notes payable                  27,910
                                                               ----------
                                                                  516,778
                                                               ----------


Associates' equity:
   General Associates                                           3,755,171

   Limited Associate                                              873,414
                                                               ----------
                                                                4,628,585
                                                               ----------

                                                               $5,145,363
                                                               ==========




         Read the accompanying notes to financial statement, which are an integral part of this financial statement.

                HACIENDA DE FRANCO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENT
              FROM INCEPTION (JANUARY 10, 1996) TO MARCH 31, 1996




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
      ORGANIZATION AND BUSINESS:
        Hacienda de Franco, Asociacion en Participacion (the Association) was formed on January 10, 1996 pursuant to the laws of Mexico. Asociacion en Participacion (Participating Association) is similar to a limited partnership. The Association will remain in existence until 2026, unless termination is accelerated in accordance with the agreement. The Association has selected a year end of December 31. The Association will develop real property located in Mexico into commercial and resort hotel lodging, timeshare interests and ancillary real estate services.

        From inception to date, the Association is considered as being in the development stage. During this period, the entity has been devoted primarily to raising capital, securing debt financing and negotiating with lenders. The initial asset acquisitions by the Association, through a contribution by the Limited Associates, occurred in February, 1996.

        The shareholder of the General Associate, Nueva Tierra, S.A. de C.V. (Nueva Tierra) has entered into an agreement to sell a controlling interest in the General Associate to International Realty Group, Inc. Under the terms of the agreement, the General Associate will receive shares of stock valued at $.782 per share for its investment. In management's opinion, the Association will no longer be in the development stage as it will have the ability to secure the necessary financing to complete the development of its properties. The accompanying balance sheet has been prepared on the going concern basis.

        Under the terms of the Agreement, real property, subject to liabilities, was contributed to the Association by the Limited Associates. The General and Limited Associates received full credit for the fair market value of the properties based upon independent appraisals performed in 1996 by Ingeniero Sergio H. Parra - R. As consideration for the General Associate's (Nueva Tierra) ability to develop, market, finance and operate the property, the Limited Associates agreed to share the profits and losses of the Association based upon certain ratios on a per project basis. The Limited Associates further agreed to allocate a certain portion of their capital to the capital account of the General Associate.

        The Limited Associates contributed a project with land and buildings located in Silao, Guanajuato. The project is known as Ex-Hacienda de Franco which consists of 236 acres of land. Under the terms of the Agreement, the profit and loss ratio for this project will be 81.13% to the General Associate and 18.87% to the Limited Associates.

                HACIENDA DE FRANCO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
              FROM INCEPTION (JANUARY 10, 1996) TO MARCH 31, 1996





1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
      ORGANIZATION AND BUSINESS (CONTINUED):
        A summary of the purchase allocation is as follows:


                 Property
       ----------------------------------------------          Acquisition
           Location                Description                    Cost
       --------------       -------------------------         ------------
       Silao,               Real property known as
        Guanajuato          Ex-Hacienda de Franco              $5,145,363

       Less debt assumed by the Association                       516,778
                                                               ----------
                                                                4,628,585
       Less special allocation of Limited Associates
       equity transferred to the General Associate in
       accordance with the terms of the Agreement               3,755,171
                                                               ----------

       Limited Associates capital contribution                 $  873,414
                                                               ==========


      BASIS OF ACCOUNTING:
        The Association prepares its financial statements in accordance with generally accepted accounting principles in the United States, expressed in United States dollars. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.

      MANAGEMENT ESTIMATES:
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                HACIENDA DE FRANCO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
              FROM INCEPTION (JANUARY 10, 1996) TO MARCH 31, 1996





1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
      FOREIGN CURRENCY TRANSLATION:
        Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the current period was NP$7.5000, as obtained from the Diario Official de la Federacion. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in partners' equity. Permanent adjustments would be reflected in the statements of operations, when appropriate.

      PROPERTIES UNDER DEVELOPMENT:
        Properties under development consist of land and buildings which are stated at acquisition cost to the Association, including construction period interest.

      INCOME TAXES:
        No provision for income taxes have been made as the Associates will include their pro-rata share of the income or loss of the Association in their tax returns.

2.  PROPERTIES UNDER DEVELOPMENT:


       Land                        $4,679,306
       Buildings                      418,324
       Equipment                       47,733
                                   ----------
                                   $5,145,363
                                   ==========


      Substantially all land, building and equipment held for development is collateralized to mortgages and notes payable, financial and governmental institutions.

      Land under development is land acquired under trust rights. Trust rights gives the holder exclusive use and ownership of the property. The rights are valid for thirty (30) years and are renewable each thirty (30) years at no cost. Trust rights can be used to collateralize debt or be hypothecated in any form.

                HACIENDA DE FRANCO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
              FROM INCEPTION (JANUARY 10, 1996) TO MARCH 31, 1996





3.  MORTGAGES AND NOTES PAYABLE, FINANCIAL AND GOVERNMENTAL INSTITUTIONS:

           BANCOMER, S.A.:
            Mortgage note, bank, interest
            at 4.5% per annum, over the Inflation Rate
            Index of Mexico, maturing in 2007,
            collateralized by real property.
            Accrued interest at March 31, 1996
            amounts to $22,542                                 $461,988

            Note payable, bank, interest at
            the Average bank deposit rate
            (5.2%) per annum with principal
            reductions commencing during 1998 and
            maturing in 2007.  Accrued interest at
            March 31, 1996 amounts to $5,368                     26,880
                                                               --------
                                                               $488,868
                                                               ========

      Maturities of mortgages and notes payable, subsequent to March 31, 1996 are as follows:


                       Twelve Months
                          Ended
                         March 31,            Amount
                       -------------        ----------
                          1997               $ 26,880
                          1998                 46,199
                          1999                 46,199
                          2000                 46,199
                          2001                 46,199
                       2002 to 2007           230,995
                       2008 thereafter         46,197
                                             --------
                                             $488,868
                                             ========


4.  ACCRUED INTEREST ON MORTGAGES AND
     NOTES PAYABLE:

      Bancomer, S.A.                         $ 27,910
                                             ========

GONZALEZ  MACIN Y CIA.
______________________________________________________________________________




Participating Associates
Hacienda de Franco
Mexico City, Mexico



We have reviewed the accompanying balance sheet of Hacienda de Franco, Asociacion en Participacion, a Mexican Participating Association (an Association in the development stage) as of June 30, 1996 in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. As described in Note 1 of Notes to financial statement, the accompanying financial statement has been prepared on the basis of accounting principles generally accepted in the United States, expressed in United States dollars. All information included in these financial statements is the representation of the management of Hacienda de Franco, Asociacion en Participacion.

A review consists principally of inquires of the Associations' personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statement in order for it to be in conformity with generally accepted accounting principles.












                                    /s/  C.P. GUILLERMO GONZALEZ MACIN


Mexico, D.F.
August 5, 1996






      RIO EBRO NO. 45 COLONIA CUAUHTEMOC DELEGACION CUAUHTEMOC C.P. 06500
                              TEL. (915) 525-31-34

                 HACIENDA DE FRANCO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                         BALANCE SHEET - JUNE 30, 1996



                                     ASSETS



Properties under development                                   $5,090,119
                                                               ==========



                       LIABILITIES AND ASSOCIATES' EQUITY



Liabilities:
  Mortgages and notes payable, financial and                   $  483,618
   governmental institutions

  Accrued interest on mortgages and notes payable                  27,609
                                                               ----------
                                                                  511,227
                                                               ----------


Associates' equity:
   General Associates                                           3,714,856

   Limited Associate                                              864,036
                                                               ----------
                                                                4,578,892
                                                               ----------

                                                               $5,090,119
                                                               ==========




         Read the accompanying notes to financial statement, which are an integral part of this financial statement.

                HACIENDA DE FRANCO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENT
               FROM INCEPTION (JANUARY 10, 1996) TO JUNE 30, 1996




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
      ORGANIZATION AND BUSINESS:
        Hacienda de Franco, Asociacion en Participacion (the Association) was formed on January 10, 1996 pursuant to the laws of Mexico. Asociacion en Participacion (Participating Association) is similar to a limited partnership. The Association will remain in existence until 2026, unless termination is accelerated in accordance with the agreement. The Association has selected a year end of December 31. The Association will develop real property located in Mexico into commercial and resort hotel lodging, timeshare interests and ancillary real estate services.

        From inception to date, the Association is considered as being in the development stage. During this period, the entity has been devoted primarily to raising capital, securing debt financing and negotiating with lenders. The initial asset acquisitions by the Partnership, through a contribution by the Limited Associates, occurred in February, 1996.

        The shareholder of the General Associate, Nueva Tierra, S.A. de C.V. (Nueva Tierra) has entered into an agreement to sell a controlling interest in the General Associate to International Realty Group, Inc. Under the terms of the agreement, the General Associate will receive shares of stock valued at $.782 per share for its investment. In management's opinion, the Association will no longer be in the development stage as it will have the ability to secure the necessary financing to complete the development of its properties. The accompanying balance sheet has been prepared on the going concern basis.

        Under the terms of the Agreement, real property, subject to liabilities, was contributed to the Association by the Limited Associates. The General and Limited Associates received full credit for the fair market value of the properties based upon independent appraisals performed in 1996 by Ingeniero Sergio H. Parra - R. As consideration for the General Associate's (Nueva Tierra) ability to develop, market, finance and operate the property, the Limited Associates agreed to share the profits and losses of the Association based upon certain ratios on a per project basis. The Limited Associates further agreed to allocate a certain portion of their capital to the capital account of the General Associate.

        The Limited Associates contributed a project with land and buildings located in Silao, Guanajuato. The project is known as Ex-Hacienda de Franco which consists of 236 acres of land. Under the terms of the Agreement, the profit and loss ratio for this project will be 81.13% to the General Associate and 18.87% to the Limited Associates.

                HACIENDA DE FRANCO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
               FROM INCEPTION (JANUARY 10, 1996) TO JUNE 30, 1996





1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
      ORGANIZATION AND BUSINESS (CONTINUED):
        A summary of the purchase allocation is as follows:


                          Property
       ----------------------------------------------          Acquisition
         Location                  Description                    Cost
       --------------       ------------------------           -----------
       Silao,               Real property known as
        Guanajuato          Ex-Hacienda de Franco              $5,090,119

       Less debt assumed by the Association                       511,227
                                                               ----------
                                                                4,578,892
       Less special allocation of Limited Associates
       equity transferred to the General Associate in
       accordance with the terms of the Agreement               3,714,856
                                                               ----------
       Limited Associates capital contribution                 $  864,036
                                                               ==========


        The difference between total asset value between March 31, 1996 to June 30, 1996 is a result of the change in foreign currency translation adjustment from NP$7.5000 to NP$7.5814 between periods, respectively. The cumulative translation adjustment of $55,244 decreases total liabilities by $5,551 and Associates' equity $49,693.

      BASIS OF ACCOUNTING:
        The Association prepares its financial statements in accordance with generally accepted accounting principles in the United States, expressed in United States dollars. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.

      MANAGEMENT ESTIMATES:
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                HACIENDA DE FRANCO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
               FROM INCEPTION (JANUARY 10, 1996) TO JUNE 30, 1996





1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
      FOREIGN CURRENCY TRANSLATION:
        Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the current period was NP$7.5814, as obtained from the Diario Official de la Federacion. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in partners' equity. Permanent adjustments would be reflected in the statements of operations, when appropriate.

      PROPERTIES UNDER DEVELOPMENT:
        Properties under development consist of land and buildings which are stated at acquisition cost to the Association, including construction period interest.

      INCOME TAXES:
        No provision for income taxes have been made as the Associates will include their pro-rata share of the income or loss of the Association in their tax returns.

2.  PROPERTIES UNDER DEVELOPMENT:


         Land                                              $4,629,065
         Buildings                                            413,832
         Equipment                                             47,220
                                                           ----------
                                                           $5,090,117
                                                           ==========

      Substantially all land, building and equipment held for development is collateralized to mortgages and notes payable, financial and governmental institutions.

      Land under development is land acquired under trust rights. Trust rights gives the holder exclusive use and ownership of the property. The rights are valid for thirty (30) years and are renewable each thirty (30) years at no cost. Trust rights can be used to collateralized debt or be hypothecated in any form.

                HACIENDA DE FRANCO, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
               FROM INCEPTION (JANUARY 10, 1996) TO JUNE 30, 1996





3.  MORTGAGES AND NOTES PAYABLE, FINANCIAL AND GOVERNMENTAL INSTITUTIONS:

      BANCOMER, S.A.:
       Mortgage note, bank, interest
       at 4.5% per annum, over the Inflation Rate
       Index of Mexico, maturing in 2007,
       collateralized by real property.
       Accrued interest at June 30, 1996
       amounts to $22,299                               $457,027

       Note payable, bank, interest at the
       Average bank deposit rate (5.2%)
       per annum with principal reductions
       commencing during 1998 and maturing
       in 2007.  Accrued interest at
       June 30, 1996 amounts to $5,310                    26,591
                                                        --------
                                                        $483,618
                                                        ========

      Maturities of mortgages and notes payable, subsequent to June 30, 1996 are as follows:

                       Twelve Months
                          Ended
                         June 30,             Amount
                       -------------        ---------
                          1997               $ 26,500
                          1998                 45,700
                          1999                 45,700
                          2000                 45,700
                          2001                 45,700
                       2002 to 2007           228,618
                       2008 thereafter         45,700
                                             --------
                                             $483,618
                                             ========


4.  ACCRUED INTEREST ON MORTGAGES AND
     NOTES PAYABLE:

       Bancomer, S.A.                        $ 27,609
                                             ========

GONZALEZ  MACIN Y CIA.
______________________________________________________________________________





Participating Associates
Villas del Carbon
Mexico City, Mexico



We have audited the accompanying balance sheet of Villas del Carbon, Asociacion en Participacion, a Mexican Participating Association (an Association in the development stage) as of March 31, 1996. As described in Note 1 of Notes to financial statement, the accompanying balance sheet has been prepared on the basis of accounting principles generally accepted in the United States, expressed in United States dollars. This financial statement is the responsibility of the Association's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Villas del Carbon, Asociacion en Participacion, a Mexican Participating Association, as of March 31, 1996, in conformity with generally accepted accounting principles.

We direct your attention to Note 1 of Notes to financial statement which discusses development stage.








                                     /s/  C.P. GUILLERMO GONZALEZ MACIN



Mexico, D.F.
June 18, 1996


      RIO EBRO NO. 45 COLONIA CUAUHTEMOC DELEGACION CUAUHTEMOC C.P. 06500
                              TEL. (915) 525-31-34

                 VILLAS DEL CARBON, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                         BALANCE SHEET - MARCH 31, 1996




                                     ASSETS



Land held for investment                                       $1,241,205
                                                               ==========





                               ASSOCIATES' EQUITY





Associates' equity:
  General Associate                                            $  981,545

  Limited Associates                                              259,660
                                                               ----------
                                                               $1,241,205
                                                               ==========











         Read the accompanying notes to financial statement, which are an integral part of this financial statement.

                 VILLAS DEL CARBON, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENT
              FROM INCEPTION (JANUARY 19, 1996) TO MARCH 31, 1996




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
      ORGANIZATION AND BUSINESS:
        Villas del Carbon, Asociacion en Participacion (the Association) was formed on January 19, 1996 pursuant to the laws of Mexico. Asociacion en Participacion (Participating Association) is similar to a limited partnership. The Association will remain in existence until 2026, unless termination is accelerated in accordance with the agreement. The Association has selected a year end of December 31. The Association will develop real property located in Mexico into commercial and resort hotel lodging, timeshare interests and ancillary real estate services.

        From inception to date, the Association is considered as being in the development stage. During this period, the entity has been devoted primarily to raising capital, securing debt financing and negotiating with lenders. The initial asset acquisition by the Association, through a contribution by the Limited Associates, occurred in February, 1996.

        The shareholder of the General Associate, Nueva Tierra, S.A. de C.V. (Nueva Tierra) has entered into an agreement to sell a controlling interest in the General Associate to International Realty Group, Inc. Under the terms of the agreement, the General Associate will receive shares of stock valued at $.782 per share for its investment. In management's opinion, the Association will no longer be in the development stage as it will have the ability to secure the necessary financing to complete the development of its properties. The accompanying balance sheet has been prepared on the going concern basis.

        Under the terms of the Agreement, real property was contributed to the Association by the Limited Associates. The General and Limited Associates received full credit for the fair market value of the properties based upon independent appraisals performed in 1996 by Ingeniero Sergio H. Parra - R. As consideration for the General Associate's (Nueva Tierra) ability to develop, market, finance and operate the property, the Limited Associates agreed to share the profits and losses of the Association based upon certain ratios on a per project basis. The Limited Associates further agreed to allocate a certain portion of their capital to the capital account of the General Associate.

        The Limited Associates contributed land located in Villas del Carbon, Jilotepec. The project is known as Las Aranas which consists of 24 acres of land. Under the terms of the Agreement, the profit and loss ratio for this project will be 79.08% to the General Associate and 20.92% to the Limited Associates.

                 VILLAS DEL CARBON, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
              FROM INCEPTION (JANUARY 19, 1996) TO MARCH 31, 1996




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
      ORGANIZATION AND BUSINESS (CONTINUED):
        A summary of the purchase allocation is as follows:


                               Property
       ----------------------------------------------------     Acquisition
          Location                     Description                 Cost
       --------------              ------------------------    -------------
       Villas del Carbon           Real property known as
        Jilotepec                  Las Aranas                  $1,241,205

       Less special allocation of Limited Associates
       equity transferred to the General Associate in
       accordance with the terms of the Agreement                 981,545
                                                               ----------

       Limited Assoicates capital contribution                 $  259,660
                                                               ==========


      BASIS OF ACCOUNTING:
        The Association prepares its financial statements in accordance with generally accepted accounting principles in the United States, expressed in United States dollars. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.

      MANAGEMENT ESTIMATES:
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                 VILLAS DEL CARBON, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
              FROM INCEPTION (JANUARY 19, 1996) TO MARCH 31, 1996





1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
      FOREIGN CURRENCY TRANSLATION:
        Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the current period was NP$7.5000, as obtained from the Diario Official de la Federacion. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in partners' equity. Permanent adjustments would be reflected in the statements of operations, when appropriate.

      LAND:
        Land is stated at acquisition cost to the Association.

      INCOME TAXES:
        No provision for income taxes have been made as the Associates will include their pro-rata share of the income or loss of the Association in their tax returns.

2.  LAND HELD FOR INVESTMENT:
        Land held for investment was land acquired under trust rights. Trust rights gives the holder exclusive use and ownership of the property.
        The rights are valid for thirty (30) years and are renewable each thirty
        (30) years at no cost. Trust rights can be used to collateralize debt or be hypothecated in any form.

        Land is held for investment until such time as the property is sold or the development plan of the property is implemented, which would reclassify the property to land under development.

GONZALEZ  MACIN Y CIA.
________________________________________________________________________________




Participating Associates
Villas del Carbon
Mexico City, Mexico



We have reviewed the accompanying balance sheet of Villas del Carbon, Asociacion en Participacion, a Mexican Participating Association (an Association in the development stage) as of June 30, 1996 in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. As described in Note 1 of Notes to financial statement, the accompanying financial statement has been prepared on the basis of accounting principles generally accepted in the United States, expressed in United States dollars. All information included in these financial statements is the representation of the management of Villas del Carbon, Asociacion en Participacion.

A review consists principally of inquires of the Associations' personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statement in order for it to be in conformity with generally accepted accounting principles.








                                      /S/  C.P. GUILLERMO GONZALEZ MACIN



Mexico, D.F.
August 5, 1996


      RIO EBRO NO. 45 COLONIA CUAUHTEMOC DELEGACION CUAUHTEMOC C.P. 06500
                              TEL. (915) 525-31-34

                 VILLAS DEL CARBON, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                         BALANCE SHEET - JUNE 30, 1996




                                     ASSETS



Land held for investment                                       $1,227,878
                                                               ==========





                               ASSOCIATES' EQUITY





Associates' equity:
  General Associate                                            $  971,006

  Limited Associates                                              256,872
                                                               ----------
                                                               $1,227,878
                                                               ==========











         Read the accompanying notes to financial statement, which are an integral part of this financial statement.

                 VILLAS DEL CARBON, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                          NOTES TO FINANCIAL STATEMENT
               FROM INCEPTION (JANUARY 19, 1996) TO JUNE 30, 1996




1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
      ORGANIZATION AND BUSINESS:
        Villas del Carbon, Asociacion en Participacion (the Association) was formed on January 19, 1996 pursuant to the laws of Mexico. Asociacion en Participacion (Participating Association) is similar to a limited partnership. The Association will remain in existence until 2026, unless termination is accelerated in accordance with the agreement. The Association has selected a year end of December 31. The Association will develop real property located in Mexico into commercial and resort hotel lodging, timeshare interests and ancillary real estate services.

        From inception to date, the Association is considered as being in the development stage. During this period, the entity has been devoted primarily to raising capital, securing debt financing and negotiating with lenders. The initial asset acquisition by the Association, through a contribution by the Limited Associates, occurred in February, 1996.

        The shareholder of the General Associate, Nueva Tierra, S.A. de C.V. (Nueva Tierra) has entered into an agreement to sell a controlling interest in the General Associate to International Realty Group, Inc. Under the terms of the agreement, the General Associate will receive shares of stock valued at $.782 per share for its investment. In management's opinion, the Association will no longer be in the development stage as it will have the ability to secure the necessary financing to complete the development of its properties. The accompanying balance sheet has been prepared on the going concern basis.

        Under the terms of the Agreement, real property was contributed to the Association by the Limited Associates. The General and Limited Associates received full credit for the fair market value of the properties based upon independent appraisals performed in 1996 by Ingeniero Sergio H. Parra - R. As consideration for the General Associate's (Nueva Tierra) ability to develop, market, finance and operate the property, the Limited Associates agreed to share the profits and losses of the Association based upon certain ratios on a per project basis. The Limited Associates further agreed to allocate a certain portion of their capital to the capital account of the General Associate.

        The Limited Associates contributed land located in Villas del Carbon, Jilotepec. The project is known as Las Aranas which consists of 24 acres of land. Under the terms of the Agreement, the profit and loss ratio for this project will be 79.08% to the General Associate and 20.92% to the Limited Associates.

                 VILLAS DEL CARBON, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
               FROM INCEPTION (JANUARY 19, 1996) TO JUNE 30, 1996






1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
      ORGANIZATION AND BUSINESS (CONTINUED):
        A summary of the purchase allocation is as follows:



                                Property
     -------------------------------------------------         Acquisition
        Location                       Description                 Cost
     --------------           ------------------------         ----------
     Villas del Carbon        Real property known as
     Jilotepec                Las Aranas                       $1,227,878

     Less special allocation of Limited Associates
     equity transferred to the General Associate in
     accordance with the terms of the Agreement                   971,006
                                                               ----------
     Limited Associates capital contribution                   $  256,872
                                                               ==========


        The difference between total asset value between March 31, 1996 to June 30, 1996 is a result of the change in foreign currency translation adjustment from NP$7.5000 to NP$7.5814 between periods, respectively. The cumulative translation adjustment of $13,327 respresents a decrease in total assets and partners' equity, respectively.

      BASIS OF ACCOUNTING:
        The Association prepares its financial statements in accordance with generally accepted accounting principles in the United States, expressed in United States dollars. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.

      MANAGEMENT ESTIMATES:
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                 VILLAS DEL CARBON, ASOCIACION EN PARTICIPACION
                     (A MEXICAN PARTICIPATING ASSOCIATION)
                   (AN ASSOCIATION IN THE DEVELOPMENT STAGE)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
               FROM INCEPTION (JANUARY 19, 1996) TO JUNE 30, 1996






1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
      FOREIGN CURRENCY TRANSLATION:
        Adjustments for currency exchange rate changes are excluded from net income for those fluctuations that do not impact cash flow. Local currency is generally considered the functional currency outside the United States. All assets and liabilities are translated into United States dollars at period-end exchange rates. Income and expense items are translated at average rates of exchange prevailing during the year. The Mexican exchange rate used for the current period was NP$7.5814, as obtained from the Diario Official de la Federacion. Temporary gains and losses resulting from translation, if material, are reflected as currency translation adjustments in partners' equity. Permanent adjustments would be reflected in the statements of operations, when appropriate.

      LAND:
        Land is stated at acquisition cost to the Association.

      INCOME TAXES:
        No provision for income taxes have been made as the Associates will include their pro-rata share of the income or loss of the Association in their tax returns.

2.  LAND HELD FOR INVESTMENT:
        Land held for investment was land acquired under trust rights. Trust rights gives the holder exclusive use and ownership of the property.
        The rights are valid for thirty (30) years and are renewable each thirty
        (30) years at no cost. Trust rights can be used to collateralize debt or be hypothecated in any form.

        Land is held for investment until such time as the property is sold or the development plan of the property is implemented, which would reclassify the property to land under development.

                                 APPENDIX "A"

                             AMENDMENT TO AGREEMENT


         This Amendment to Agreement, ("Amendment"), dated this 31ST day of July, 1996, modifies, supplements and amends the February 9, 1996 Agreement ("Agreement") between INTERNATIONAL REALTY GROUP, INC., a Delaware corporation ("IRG") and HEMISPHERE DEVELOPMENTS, LIMITED, an Isle of Man corporation ("Hemisphere").

         WHEREAS, IRG and Hemisphere have entered into an agreement whereby Hemisphere shall sell, transfer and convey stock in a company that owns certain assets all as more specifically set forth and described in the Agreement and the Amendment and, in consideration for such sale, transfer and conveyance, IRG shall purchase said company and issue to Hemisphere, IRG common stock as more specifically set forth and described in the Agreement.

         WHEREAS, IRG and Hemisphere desire to further amend the Agreement so as to provide for the immediate consummation and closing of the transaction as more particularly set forth in this Amendment.

         NOW THEREFORE, in consideration of the covenants and agreements hereinafter set forth, IRG and Hemisphere agree to amend the Agreement as follows:


1.       RECITALS:

         The Recitals hereinabove contained are true and correct and are made a part hereof.


2.       NUEVA TIERRA PARTNERSHIPS:

         Nueva Tierra S.A. de C.V., is a Mexico corporation, ("Nueva Tierra") of which DSC S.A. de C.V. ("DSC") owns 30% of the issued and outstanding stock, and of which Newland Corporation, a Marshall Islands corporation ("Newland"), holds the remaining 70% ownership interest. Newland is owned 100% by Hemisphere. Hemisphere and IRG have agreed that IRG shall purchase, in exchange for common stock of IRG as stated below, Hemisphere's ownership of Newland and its 70% ownership interest in Nueva Tierra on the terms and conditions set forth herein.

         The table attached as Exhibit "A", summarizes Nueva Tierra's General Partnership Interests, Limited Partner Interests, DSC's Ownership Interest, Book Value Debt, Property Values, and Net Transfer Values as of June 30, 1996.

is attached hereto as Exhibit "C") in the amount of $32,120,440.   The balance
of the Common Stock, 41,074,732 shares, as stipulated in the Convertible Note, shall be immediately delivered to Hemisphere 21 days after the issuance of the Information Statement to IRG shareholders and the increase in authorized capital.

         Prior to, or at Closing, IRG shall receive from Hemisphere a certified English translation of the following:
         1) Updated third party appraisals of the subject Properties listed on Exhibit A;
         2) Documentation evidencing the validity of the existence of the Limited Partnerships listed on
                 Exhibit A (including the Limited Partnership Agreements);
         3) Documentation evidencing the validity of the existence of Nueva Tierra S.A. de C.V. and Newland Corporation (including Charter and By-Laws of both companies);
         4) Documentation evidencing the Companies' ownership interest in the Partnerships listed on Exhibit A;
         5) Appropriate corporate resolutions evidencing the authority of all signatories;
         6) Documentation evidencing the ownership interest of the Partnerships in the subject Properties;
         7)      Original stock certificates duly endorsed to IRG;
         8) An Opinion Letter from Hemisphere's Mexican counsel opining as to (i) the validity of the Limited Partnerships and Corporations, (ii) the validity of the equity interest held by the Corporations in the Limited Partnerships, (iii) the authority of the signatories, (iv) the validity of the Charter and By-Laws of the Corporations, (v) the ownership interest in the subject Properties, and (vi) the validity of the transfer of stock of the Companies to IRG.
         9) A statement from Hemisphere's Mexican accountants verifying that no adverse, material changes in Hemisphere's financial condition have occurred from the date of Hemisphere's financial statements to the date of the Closing.

         Prior to, or at Closing, Hemisphere shall receive from IRG the following:
         1) Appropriate corporate resolutions authorizing the transfer of stock;
         2) A copy of the original request to American Stock Transfer for the issuance of the IRG stock certificates;
         3)      Documentation evidencing the authority of the signatories;
         4) Documentation evidencing the validity of the Charter and By-Laws of the Companies (attaching same as exhibits); and
         5) Documentation evidencing the validity of the transfer of IRG's stock to Hemisphere.

         The IRG stock issued to Hemisphere pursuant to this transaction shall be issued to Hemisphere pursuant to SEC Regulation S since Hemisphere is a company outside of the United States and no directed selling efforts have been made in the United States by IRG for the sale of the IRG stock to be issued to Hemisphere.

5.       INFORMATION STATEMENT:

         After Closing, IRG will amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock from its current level of 10,000,000 shares to 450,000,000 shares. Jack Birnholz and Richard Bradbury, who jointly control more than a majority of the issued and outstanding Common Stock, will execute a written Stockholder Consent approving such amendment to the Certificate of Incorporation.

         In accordance with regulations of the Securities and Exchange Commission ("SEC"), IRG must file an Information Statement to the SEC. Among other things, this Information Statement describes the amendment to the Certificate of Incorporation to be approved by the written consent of two stockholders as well as the transaction contemplated in this Amendment, including a description of the properties to be acquired by IRG. Immediately after Closing, IRG shall diligently prepare the Information Statement for review by the SEC. After the staff of the SEC has completed its review of the Information Statement, IRG will mail a copy of the Information Statement to each stockholder. Twenty-one days after the Information Statement is presented to its shareholders, and as soon as practical thereafter, IRG shall amend its Certificate of Incorporation increasing the authorized shares and the Convertible Notes referenced in this Agreement will be converted to Common Stock of IRG in the amounts provided for in each note, with DSC and Hemisphere.


8.       GOVERNING LAW

         This Agreement shall be governed by the laws of the State of Delaware, U.S.A. and the parties hereby submit to the jurisdiction thereof.


9.       NOTICES TO HEMISPHERE  OR  IRG

         Any notices sent to Hemisphere relating to this Agreement shall be sent by facsimile and overnight delivery addressed as follows:

         Mme. Monique Roggero-Ciana
         Hemisphere Developments, Limited
         Atlantic House
         4-8 Circular Road
         Douglas, Isle of Man
         Fax Number: 44-22-300-1711

         Any notice sent to IRG relating to this Agreement shall be sent by facsimile and overnight delivery addressed as follows:

         Mr. Richard M. Bradbury, President
         International Realty Group, Inc.
         111 Northwest 183rd Street
         Miami, Florida 33169
         Telephone:       (305) 944-8811
         Fax Number:      (305) 651-3394

         Any notice sent to either Hemisphere or IRG relating to this Agreement shall be sent by facsimile and overnight delivery addressed as follows:

         Mr. Lee C. Schmachtenberg, Esq.
         Schmachtenberg & Associates
         1533 Sunset Drive, Suite 201
         Miami, Florida 33143
         Telephone:       (305) 666-4676
         Fax Number:      (305) 666-4780


10.      CONFIDENTIALITY

         Each party shall keep information disclosed to it by the other party relating to its business and financial affairs strictly confidential, except where disclosure is required by law or the information is public knowledge. Each party shall ensure that its obligation of confidence is observed by its employees and professional advisors and/or representatives.


11.      HEADINGS

         The headings in this Amendment are for reference purposes only and are not intended to have any meaning or substantive effect.


12.      TIME IS OF THE ESSENCE

         This Amendment establishes the terms and conditions of the contemplated transaction. The parties hereto agree that time is of the essence and that the parties shall use all diligence necessary to expeditiously consummate this transaction. This Amendment may be executed in counterparts, and facsimile shall be deemed to be originals.

13.      CONFLICT IN TERMS

         Except as herein modified, all of the terms, provisions and conditions of the Agreement shall be unmodified and shall remain in full force and effect.




         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

HEMISPHERE DEVELOPMENTS, LIMITED

By:  / S / Monique Roggero-Ciana
    --------------------------------------
      Monique Roggero-Ciana


INTERNATIONAL REALTY GROUP, INC.

By: / S / Richard M. Bradbury               By:/ S / Jack Birnholz
     ----------------------------------        -------------------------------
     Richard M. Bradbury                       Jack Birnholz
     President, Chief Financial Officer        Chairman of the Board
     and as Shareholder                        and as Shareholder

                                  EXHIBIT A




The Table below summarizes Nueva Tierra's General Partnership Interests, Limited Partner Interests, Book Value Debt, Property Values, Ownership Interests and Net Transfer Values as of June 30, 1996.

PROPERTIES HELD
FOR INV.
Villa Del Carbon L.P.        79.08%           Villa Del Carbon     N$9,309,040       $1,227,878      256,872
Hacienda Del Franco L.P.     81.13%              Hacienda Del       38,590,230        5,090,119
   Less Book Value Debt                             Franco                             -511,228
      Transfer Value                                                                 $4,578,891      864,037
Barra Del Tordo L.P.         79.82%           Barra Del Tordo       76,950,740       10,149,806
    Less Book Value Debt                                                             -3,490,312
       Transfer Value                                                                $6,659,494    1,343,886
Bahia de Cortes L.P.                          Bahia de Cortes      353,920,000      $46,682,671   10,223,505
Total Transfer Value                                                                $59,148,934   12,688,300

Less Ltd. Ptner. Interest                                                            12,688,300
Net Transfer Value                            IRG Stock @ .782      59,412,575 shs  $46,460,634
(NTV)
DSC                             30%           IRG Stock @ .782      17,823,773 shs  $13,938,191
HEMISPHERE                      70%           IRG Stock @ .782      41,588,802 shs  $32,522,443

(1)   Peso Exchange Rate 7.5814

                                 APPENDIX "B"

                         SECOND AMENDMENT TO AGREEMENT


         This Second Amendment to Agreement, ("Second Amendment"), dated this 31ST day of July, 1996, modifies, supplements and amends the October 6, 1995 Agreement ("Agreement") and the February 7, 1996 First Amendment to Agreement ("First Amendment") . Hereinafter, the Agreement, First Amendment and Second Amendment shall be referred to as the "DSC Agreement" between INTERNATIONAL REALTY GROUP, INC., a Delaware corporation ("IRG") and DSC, S.A. DE C.V. a Mexico corporation ("DSC").

         WHEREAS, IRG and DSC have entered into an agreement whereby DSC shall sell, transfer and convey stock in companies that own certain assets all as more specifically set forth and described in the Agreement and the First Amendment and, in consideration for such sale, transfer and conveyance, IRG shall purchase said companies and issue to DSC, IRG common stock as more specifically set forth and described in the DSC Agreement.

         WHEREAS, the assets of Tropical Club Ixtapa S.A. de C.V., Impulsora Turistica de Occidente, S.A. de C.V., Tropical Club Isla Mujeres S.A. de C.V., Promocaribe, S.A. de C.V., DSC Casa Blanca, S.A. de C.V., and Pez Maya, S.A. de C.V. are the subject of certain legal proceedings which prevent the contemplated sale, transfer and conveyance. At this time, neither IRG nor DSC has an understanding or agreement with any Banks or debt holders for debt restructuring or settlement of any of the above-referenced companies' debt which is the subject of the proceedings. IRG and DSC cannot ascertain at the present time whether it is probable or possible that any agreement can be reached with any of the banks or debt holders for debt settlement or debt restructuring of the above-referenced companies and the termination of the legal proceedings.

         WHEREAS, IRG has requested and DSC has agreed to the sale, transfer and conveyance of the stock in Cluster Inmobiliaria de Ixtapa S.A. de C.V., Malecon Cancun S.A. de C.V., Corporacion Inmobiliaria del Norte, S.A. de C.V., Centro de Promociones Guerrero S.A. de C.V. and its 30% ownership interest in Nueva Tierra S.A. de C.V.

         WHEREAS, IRG and DSC desire to further amend the Agreement and First Amendment so as to provide for the immediate consummation and closing of the transaction as more particularly set forth in this Second Amendment.

         NOW THEREFORE, in consideration of the covenants and agreements hereinafter set forth, IRG and DSC agree to amend the DSC Agreement as follows:


1.       RECITALS:

         The Recitals hereinabove contained are true and correct and are made a part hereof.

2.       NUEVA TIERRA PARTNERSHIPS:

         Nueva Tierra, S.A. de C.V., is a Mexico corporation, ("Nueva Tierra") of which DSC owns 30% of the issued and outstanding stock, and of which Newland Corporation, a Marshall Islands corporation ("Newland"), holds the remaining 70% ownership interest. Newland is owned 100% by Hemisphere Developments Limited, an Isle of Man corporation, ("Hemisphere"). DSC and IRG have agreed that IRG shall purchase, in exchange for common stock of IRG as stated below, DSC's 30% ownership interest in Nueva Tierra on the terms and conditions set forth herein. IRG and Hemisphere have entered into a separate agreement for IRG's purchase of Newland from Hemisphere (the "Hemisphere Agreement").

         The table attached as Exhibit "A", summarizes Nueva Tierra's General Partnership Interests, Limited Partner Minority Interests, Book Value Debt, Property Values, and Net Transfer Values as of June 30, 1996.


3.       DSC COMPANIES:

         DSC and IRG entered into the Agreement and First Amendment to acquire certain majority and minority owned companies from DSC. DSC and IRG have agreed that IRG shall purchase, in exchange for common stock of IRG as stated below, DSC's 75% interest in Cluster Inmobiliaria de Ixtapa S.A. de C.V., DSC's 12.3% interest in Malecon Cancun, S.A. de C.V., DSC's 30% interest in Corporacion Inmobiliaria del Norte, S.A. de C.V., and DSC's 99.9% interest in Centro de Promociones Guerrero, S.A. de C.V.

         The table attached hereto as Exhibit "B", summarizes the DSC companies being acquired, the Majority / Minority Interests, Book Value Debt, Property Values and Net Transfer Values as of June 30, 1996.


4.       DSC TRANSFER VALUE:

         The Majority / Minority Interest, Net Property Values, Book Value Debt and Net Transfer Value, as shown on Exhibit B, has been adjusted by DSC and IRG, based upon the unaudited financial statements of the respective companies as of June 30, 1996, utilizing the Diario Oficial de la Federacion's U.S. dollar exchange rate, irrespective of when published, which is in effect on the same date of the DSC Companies' unaudited financial statements.

         The value of the DSC Companies and the value of DSC's 30% interest in Nueva Tierra, as shown in Exhibit B, is collectively referred to herein as the "DSC Transfer Value." The DSC Transfer Value is an agreed upon value, which is based upon appraisals previously prepared by third party appraisers less the
Net Book Value Debt and the Majority/Minority equity holdings.   The DSC
Transfer Value as of June 30, 1996 is $30,742,321 U.S. Dollars. This is the sum of $16,804,130 U.S.

Dollars for the DSC Companies as provided in Exhibit B and $13, 938,191 U.S. Dollars for the value of DSC's 30% interest in Nueva Tierra as provided in Exhibit A.

         IRG'S Common Stock has had limited trading activity at prices ranging between $.75 and $1.00, but not in what is considered to be a liquid or fluid market; therefore, for purposes of this transaction, IRG and DSC have agreed that the value of IRG and its subsidiaries is $7,000,000.00 U.S. Dollars.
Based upon the 8,954,187 shares of IRG common stock presently issued, IRG has a per share value of $.782. This agreed-upon value is based on the value of its domestic and foreign valuation operations (approximately $1,500,000) and the market value of the Caye Bokel undeveloped land predicated on discounted forecasted cash flows, assuming a fully-developed 250 unit hotel/villa destination resort (approximately $5,500,000). This per share value will change if the number of shares issued changes before the Closing. IRG will issue to DSC at Closing, the number of shares of IRG common stock which, when multiplied by the per share value, equals the DSC Transfer Value. Based upon a DSC Transfer Value of $30,742,321 U.S. Dollars, as of June 30, 1996, IRG would issue 39,312,430 shares to DSC.


5.       CLOSING

         DSC and IRG agree that the transfer of all required documents by and between DSC and IRG shall constitute the Closing, which shall only occur if done simultaneously with the closing of the Hemisphere Agreement. The parties agree to a Closing date on or before 15 days after the execution of this Second Amendment. In the event any documents required to consummate the Closing can not be delivered by the Closing date, through no fault of DSC or IRG using diligent efforts, the parties may mutually agree in writing to extend the Closing date to such time as said required documents are available. If the date which falls 15 days after the execution of this Second Amendment is a weekend or holiday, the Closing date shall occur on the next business day.

         DSC and IRG have concluded their due diligence examination of each other.

         It is acknowledged by DSC and IRG that DSC, on December 29, 1995, reached an agreement with Nacional Financiera, S.N.C. ("NAFIN"), one of the lenders to the DSC companies, for the restructuring of debt (the "NAFIN Debt Restructuring"). Pursuant to the NAFIN Debt Restructuring, NAFIN received monies held in a trust account of Cluster Inmobiliaria de Ixtapa, S.A. de C.V., amounting to approximately $15,340,000 U.S. Dollars, and NAFIN will receive IRG stock valued by DSC and NAFIN at approximately $12,505,000 U.S. Dollars, which, based upon an IRG per share value of $.782, would amount to 15,991,049 shares. The IRG stock to be received by NAFIN will be transferred to NAFIN from the IRG stock to be received by DSC at the Closing.

         As provided for herein, IRG is required to issue to DSC and Hemisphere
at Closing, a total of 80,901,236 shares of its Common Stock.      As of June
30, 1996, IRG has authorized 10,000,000 shares of Common Stock. IRG will prepare an Information Statement describing this transaction and the authorization of an increase in Capital from 10 million to 450 million shares of Common Stock.

Until such time as the increase in Common Stock is authorized, IRG shall issue at Closing 1,000,000 shares to DSC and Hemisphere for their individual proportionate share of the Net Transfer Value and prepare and execute convertible notes (a copy of the proposed Convertible Note is attached hereto as Exhibit "C") for the balance of the Net Transfer Value. The balance of the Common Stock, as stipulated in the Convertible Note, shall be immediately delivered to the respective parties 21 days after the issuance of the Information Statement and the increase in authorized capital.

         Based on the Net Transfer Value of DSC and Hemisphere, the following shall be issued by IRG:

                          COMMON STOCK              CONVERTIBLE NOTE            BALANCE OF
                          (AT CLOSING)              (AT CLOSING)                COMMON STOCK
                                                                                (AT CONVERSION OF NOTE)
----------------------------------------------------------------------------------------------------------
DSC                       485,930 shares            $30,362,322                       38,826,500 shares

HEMISPHERE                514,070 shares            $32,120,440                       41,074,732 shares
----------------------------------------------------------------------------------------------------------

         Prior to, or at Closing, IRG shall receive from DSC a certified English translation of the following:
         1) Updated third party appraisals of the subject Properties listed on Exhibits A and B;
         2) Documentation evidencing the validity of the existence of the Limited Partnerships listed on Exhibit A;
         3) Documentation evidencing the validity of the existence of Nueva Tierra, S.A. de C.V. and the Companies listed on Exhibit B;
         4) Appropriate documentation evidencing the authority of all signatories;
         5) Documentation evidencing the Partnerships' and Companies' ownership interests in the Properties listed on Exhibits A and B;
         6) Documentation evidencing the Companies' ownership interest in the Partnerships;
         6) Appropriate corporate resolutions authorizing the transfer of stock;
         7)      Original stock certificates duly endorsed to IRG;
         8) An Opinion Letter from DSC's Mexican counsel opining as to (i) the validity of the corporate status of each of the DSC companies being acquired, (ii) the authority of the signatories, (iii) the validity of the Charter and By-Laws of the companies (attaching same as exhibits), (iv) the ownership interest of the companies in the Properties, (v) the validity of the transfer of stock of those companies to IRG, (vi) IRG's ownership interest in the companies and (vii) the fact that the Properties are not subject to any liens, loans or encumbrances.
         9) A statement from DSC's Mexican accountants verifying that no adverse, material changes in DSC's financial condition have occurred from the date of DSC's financial statements to the date of the Closing.

         Prior to, or at Closing, DSC shall receive from IRG the following:
         1) Appropriate corporate resolutions authorizing the transfer of stocks;
         2) A copy of the original request to American Stock Transfer for the issuance of the IRG stock certificates;
         3)      Documentation evidencing the authority of the signatories;
         4) Documentation evidencing the validity of the Charter and By-Laws of the Companies (attaching same as exhibits);
         5) Documentation evidencing the validity of the transfer of IRG's stock to DSC; and
         6) Documentation evidencing the appraised valued of the Caye Bokel Property.

         The IRG stock issued to DSC pursuant to this transaction shall be issued to DSC pursuant to SEC Regulation S since DSC is a company outside of the United States and no directed selling efforts have been made in the United States by IRG for the sale of the IRG stock to be issued to DSC.

         DSC has represented to IRG that under the laws of Mexico, each of the DSC companies must have more than one shareholder. Accordingly, IRG shall take appropriate corporate action such that in addition to IRG, one of IRG's wholly owned subsidiaries shall become a shareholder of each of the DSC companies at the Closing.

6.       CHANGE IN IRG BOARD OF DIRECTORS AND OFFICERS AT CLOSING

         JOHN DAY, GEOFFREY BELL and JACK BIRNHOLZ shall resign from the IRG Board of Directors immediately at the Closing, and the remaining Directors, RICHARD BRADBURY and ALTON HOLLIS shall elect BERNARDO DOMINGUEZ C. to the Board of Directors of IRG. SHIRLEY BIRNHOLZ shall resign as Secretary of IRG at the Closing.

7.       PROXY AGREEMENT

         Simultaneous with the execution of this Second Amendment, Jack Birnholz and Richard M. Bradbury shall execute a Proxy Agreement, effective at the Closing, whereby they shall transfer to DSC the only proxy rights to a sufficient number of shares of stock in IRG to constitute a majority controlling interest in IRG. Said shares shall be subject to the terms and conditions of the Proxy Agreement which will remove all voting rights from Jack Birnholz and Richard Bradbury and vest such voting rights in DSC. A copy of the Proxy Agreement is attached hereto as Exhibit "D".


8.       INFORMATION STATEMENT:

         After Closing, IRG will amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock from its current level of 10,000,000 shares to 450,000,000 shares. Jack Birnholz and Richard Bradbury, who jointly control more than a majority of the issued and outstanding Common Stock, will execute a written Stockholder Consent approving such amendment to the Certificate of Incorporation.

         In accordance with regulations of the Securities and Exchange Commission ("SEC") , IRG must file an Information Statement to the SEC. Among other things, this Information Statement describes the amendment to the Certificate of Incorporation to be approved by the written consent of two stockholders as well as the transaction contemplated in this Second Amendment, including a description of the properties to be acquired by IRG. Immediately after Closing, IRG shall diligently prepare the Information Statement for review by the SEC within fifteen days from the Closing. After the staff of the SEC has completed its review of the Information Statement, IRG will mail a copy of the Information Statement to each stockholder. Twenty-one days after the Information Statement is presented to its shareholders, and as soon as practical thereafter, IRG shall amend its Certificate of Incorporation increasing the authorized shares and the Convertible Notes referenced in this Agreement will be converted to Common Stock of IRG in the amounts provided for in each note, with DSC and Hemisphere.


9.       GOVERNING LAW

         This Agreement shall be governed by the laws of the State of Delaware, U.S.A. and the parties hereby submit to the jurisdiction thereof.


10.      NOTICES TO DSC  OR  IRG

         Any notices sent to DSC relating to this Agreement shall be sent by facsimile and overnight delivery addressed as follows:

         Bernardo Dominguez C.
         DSC S.A. de C.V.
         Monterey 150 Col. Roma Sur, C.P. 06760 Mexico, D.F.
         Telephone:       011 52 5 564-8040
         Fax Number:      011 52 5 574-1620

         Pablo Macedo
         DSC S.A. de C.V.
         Monterey 150 Col. Roma Sur, C.P. 06760 Mexico, D.F.
         Telephone:       011 525 564-8040
         Fax Number:      011 525 574-1620

         Any notice sent to IRG relating to this Agreement shall be sent by facsimile and overnight delivery addressed as follows:

         Mr. Richard M. Bradbury, President
         International Realty Group, Inc.

         111 Northwest 183rd Street
         Miami, Florida 33169
         Telephone:       (305) 944-8811
         Fax Number:      (305) 651-3394

         Any notice sent to either DSC or IRG relating to this Agreement shall be sent by facsimile and overnight delivery addressed as follows:

         Mr. Lee C. Schmachtenberg, Esq.         Information copies sent to:
         Schmachtenberg & Associates
         1533 Sunset Drive, Suite 201            Mr. Jack Birnholz
         Miami, Florida 33143                    2221 N.E. 202nd Street
         Telephone:    (305) 666-4676            North Miami Beach, FL 33180
         Fax Number:   (305) 666-4780


11.      CONFIDENTIALITY

         Each party shall keep information disclosed to it by the other party relating to its business and financial affairs strictly confidential, except where disclosure is required by law or the information is public knowledge. Each party shall ensure that its obligation of confidence is observed by its employees and professional advisors and/or representatives.


12.      HEADINGS

         The headings in this Second Amendment are for reference purposes only and are not intended to have any meaning or substantive effect.

13.      TIME IS OF THE ESSENCE

         This Second Amendment establishes the terms and conditions of the contemplated transaction. The parties hereto agree that time is of the essence and that the parties shall use all diligence necessary to expeditiously consummate this transaction. This Second Amendment may be executed in counterparts, and facsimile shall be deemed to be originals.


14.      CONFLICT IN TERMS

         Except as herein modified, all of the terms, provisions and conditions of the Agreement and First Amendment shall be unmodified and shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first above written.

DSC, S.A. DE C.V.

By: / S / Bernardo Dominguez C.
    -------------------------------
      Bernardo Dominguez C.


INTERNATIONAL REALTY GROUP, INC.

By: / S / Richard M. Bradbury                  By: / S / Jack Birnholz
    -----------------------------------            ----------------------------
     Richard M. Bradbury                           Jack Birnholz
     President, Chief Financial Officer            Chairman of the Board
     and as Shareholder                            and as Shareholder

                                  EXHIBIT A




The Table below summarizes Nueva Tierra's General Partnership Interests, Limited Partner Interests, Book Value Debt, Property Values, Ownership Interests and Net Transfer Values as of June 30, 1996.

PROPERTIES HELD
FOR INV.
Villa Del Carbon L.P.        79.08%           Villa Del Carbon     N$9,309,040       $1,227,878      256,872
Hacienda Del Franco L.P.     81.13%              Hacienda Del       38,590,230        5,090,119
   Less Book Value Debt                             Franco                             -511,228
      Transfer Value                                                                 $4,578,891      864,037
Barra Del Tordo L.P.         79.82%           Barra Del Tordo       76,950,740       10,149,806
    Less Book Value Debt                                                             -3,490,312
       Transfer Value                                                                $6,659,494    1,343,886
Bahia de Cortes L.P.         77.89%           Bahia de Cortes      353,920,000      $46,682,671   10,223,505
Total Transfer Value                                             N$480,270,010      $59,148,934   12,688,300

Less Ltd. Ptner. Interest                                                            12,688,300
Net Transfer Value                            IRG Stock @ .782      59,412,575 shs  $46,460,634
(NTV)
DSC                             30%           IRG Stock @ .782      17,823,773 shs  $13,938,191
HEMISPHERE                      70%           IRG Stock @ .782      41,588,802 shs  $32,522,443

(1)   Peso Exchange Rate 7.5814

                                   EXHIBIT B




The Table below summarizes the DSC Companies being acquired, Majority/Minority Interests, Book Value Debt, Property Values, Note Receivable and Net Transfer Values as of June 30, 1996.

DEVELOPMENT
PROPERTIES
Cluster Inmobiliaria de Ixtapa            75.0%        Clusters                N$131,801,937       17,384,907
  Less Book Value Debt                                                                             -3,905,461
      Transfer Value                                                                              $13,479,446     $3,369,861
PROPERTIES HELD FOR
INV.
Malecon Cancun                            12.3%        Malecon                   135,096,000       17,819,400
  Less Book Value Debt                                                                             -5,699,703
      Transfer Value                                                                              $12,119,697     10,628,974
Corporacion                               30.0%        Las Flores                 43,741,610        5,769,595
 Inmobiliaria del Norte
   Less Book Value Debt                                                                            -2,069,156
      Transfer Value                                                                               $3,700,439      2,590,307
Centro de                                 99.9%      Campo de Trio                 8,370,000        1,104,018
Promociones Guerrero
  Less Book Value Debt                                                                               -726,565
    Transfer Value                                                                                   $377,453        -0-
Total Transfer Value                                                           N$319,009,547      $29,677,035    $16,589,142
Plus Note Receivable                                                                                3,716,237
Less Major/Minority Interest                                                                     -$16,589,142
Net Transfer Value (NTV)                             IRG Stock @ .782          21,488,657 shs     $16,804,130


(1)   Peso Exchange Rate 7.5814

                                  APPENDIX "C"

                             AMENDMENT TO AGREEMENT


       This is an amendment dated February 7, 1996 to the October 6, 1995 Agreement (the "DSC Agreement") between International Realty Group, Inc. ("IRG") and DSC, S.A. de C.V. ("DSC").

         WHEREAS, IRG and DSC wish to amend the DSC Agreement as hereinafter set forth;

         NOW THEREFORE, IRG and DSC agree to amend the DSC Agreement as follows, and except as amended hereby, the DSC Agreement shall remain in full force and effect:

1. Paragraph A.1 Of the DSC Agreement stated that the Contract Rights might be sold to IRG by a corporation other than DSC. The Contract Rights are more accurately described as partnership interests in real property, and these partnership interests are held by Nueva Tierra, S.A. de C.V. a Mexico corporation, of which DSC owns 30% of the issued and outstanding stock, and of which Newland Corporation ("Newland"), a Marshall Islands corporation, holds the remaining 70% ownership interest. Newland is in turn owned by Hemisphere Developments, Limited ("Hemisphere"), an Isle of Man corporation. DSC and IRG hereby agree that IRG shall purchase DSC's 30% ownership interest in Nueva Tierra on the terms and conditions set forth herein, and IRG and Hemisphere shall enter into a separate agreement for IRG'S purchase of Newland from Hemisphere (the "Hemisphere Agreement"). Therefore, there shall be no A-1 Net Transfer Value as referenced in the DSC Agreement. Instead of the A-1 Net Transfer Value which reflected the combined value of the DSC Companies and the value of the Contract Rights, there is an agreed upon value for the DSC Companies and an agreed upon value for DSC's 30% ownership of Nueva Tierra, all as set forth below in paragraph 2. In the Hemisphere Agreement, there is an agreed upon value for IRG's purchase of Newland which owns 70% of Nueva Tierra. DSC and IRG agree that the Diamante Country Club, Santa Rosalia and Las Arenas properties, which were described on Exhibit A to the October 6, 1995 Agreement, are not included among the properties held by Nueva Tierra, and DSC and IRG agree that these properties will be eliminated from the transaction. DSC and IRG further agree to add properties known as the Ensenada Blanca property, the El Quelele property and the Playa de Brisa Mar property to the transaction. Exhibit A to the DSC Agreement is agreed to be revised accordingly as attached hereto.

2. DSC and IRG agree that, as reflected in Exhibit A, the net transfer value of the DSC Companies is $228,149,600 pesos ($34,832,000 U.S. dollars as of 9/30/95), and the value of DSC's 30% interest in Nueva Tierra is $105,750,137 pesos ($16,145,059 U.S. dollars as of 9/30/95). The above values are based upon the liabilities reflected in the September 30, 1995 financial statements of the DSC Companies, property values established by third party appraisals, and a peso/U.S. dollar exchange rate of 6.55 pesos to the dollar. For purposes of establishing the value of the DSC Companies for this transaction, property values established by third party appraisals have been substituted for the historical property values reflected in the financial statements.

         The above values and Exhibit A will be adjusted based upon the liabilities for the DSC Companies and the minority interests reflected in unaudited financial statements as of the first day of the month in which an Information Statement is sent to IRG'S shareholders describing the transactions set forth in the DSC Agreement and the Hemisphere Agreement, and the Banco de Mexico's peso/U.S. dollar exchange rate, irrespective of when published, which is in effect on the same date of the DSC Companies' unaudited financial statements. If the first day of the month falls on a weekend or holiday in Mexico, the parties agree to use the Banco de Mexico's exchange rate which is in effect on the next business day following the first day of the month. If there is a change in the peso exchange rate of five per cent or more between September 30, 1995 and the date used to fix the final exchange rate, the parties agree that the third party appraisals will be updated no more than 60 days before the Closing, and the above values will be adjusted based upon the updated appraisals.

         The above value of the DSC Companies and the above value of DSC's 30% interest in Nueva Tierra is collectively referred to herein as the "DSC Transfer Value." The DSC Transfer Value is an agreed upon value which is based upon appraisals previously prepared by third party appraisers, not Salomon Brothers, less the net book value debt, and minority equity holdings. For example, the DSC Transfer Value as of September 30, 1995 was $50,977,059 U.S. dollars. This is the sum of $34,832,000 U.S. dollars for the DSC Companies as calculated in Exhibit "A," and $16,145,059 U.S. dollars for the value of DSC's 30% interest in Nueva Tierra. The DSC Transfer Value is subject to IRG's due diligence review of the DSC Companies as stated in the DSC Agreement.

3. At the closing, which IRG and DSC agree will be simultaneous with the closing of the Hemisphere Agreement, IRG will issue to DSC the number of shares of IRG common stock which, when multiplied by the per share value, equal the DSC Transfer Value. For example, IRG and DSC have agreed that for purposes of this transaction and the Hemisphere transaction, IRG and its subsidiaries have a value at closing of $7,000,000 (U.S. dollars). If 8,954,187 shares of IRG stock are issued and outstanding as of the closing date, IRG's shares would have a per share value of $.782. Based upon a DSC Transfer value of $50,977,059 (U.S. dollars), at Closing IRG would issue 65,188,055 shares to DSC.

         As stated in paragraph A.1 of the DSC Agreement, in addition to the shares issued to DSC as determined by the DSC Transfer Value, DSC shall receive 3,000,000 additional shares of IRG stock six months after the closing, or, if the share price of IRG common stock is greater than one dollar ($1.00) per share based upon the twenty (20) day average price of the shares for the period beginning thirty (30) days prior to the issuance of the shares, DSC shall receive $3,000,000 (U.S. dollars) worth of IRG shares based on the twenty (20) day average trading price.

         IRG represents and warrants for a period up to 18 months after the Closing, that except with respect to any documents or information supplied by Hemisphere, DSC or their affiliates for which IRG hereby makes no representation or warranty, IRG is and will be in compliance with all SEC, NASD and tax laws, rules and regulations, and is and will not be subject to any fines or penalties from the SEC, NASD, or any federal, state or foreign government. If within 18 months of the Closing, IRG is notified of any such fine or penalty which relates to IRG's activities prior to the Closing, and where such activities were not based upon information or documents supplied by Hemisphere, DSC or their affiliates, IRG will issue additional shares to DSC calculated in accordance with the above provisions, except that the agreed upon value of IRG and its subsidiaries will be reduced by the amount of any such fine or penalty.

4. DSC and IRG agree that the sale of the individual DSC Companies is contingent upon DSC's receipt prior to the Closing of any consents or approvals, required for the sale of such companies to IRG. If such consents or approvals are not received on or before the Closing for one or more of the DSC Companies, such company or companies will be removed from the list of DSC Companies to be sold to IRG, and the DSC Transfer Value, will be reduced as appropriate for that company or companies. DSC and IRG specifically acknowledge and agree that consents of third parties may be required for the sale of the stock of the following DSC Companies, as certain stock has been pledged as described below. Further, DSC and IRG acknowledge that such pledges of stock may remain in effect after the Closing. DSC is negotiating with the banks which hold such pledges pursuant to the restructuring referenced in paragraph A-3 of the Agreement:

         a. The stock of Tropical Club de Ixtapa, S.A. de C.V. is pledged to Banco Nacional del Comercio Exterior, S.N.C.

         b. The stock of Impulsora Turistica de Occidente, S.A. de C.V. is pledged as follows: 41% of the stock is pledged to Bancreser; 20.3% of the stock is pledged to Banca Serfin.

         c. Eighty five percent (85%) of the stock of Tropical Club de Isla Mujeres, S.A. de C.V. is pledged to Banco Nacional de Comercio Exterior, S.N.C.

         d. The 30% stock interest held by DSC in Corporacion Immobiliaria del Norte, S.A. de C.V. is pledged to Banpais.

         e. The 12.3% stock interest held by DSC in Malecon Cancun, S.A. de C.V. is pledged to UCIC.

5. It is acknowledged by DSC and IRG that DSC has reached an agreement with Nacional Financiera, S.N.C. ("NAFIN"), one of the lenders to the DSC Companies, for the restructuring of debt (the "NAFIN Debt Restructuring"). Pursuant to the NAFIN Debt Restructuring, NAFIN will receive monies held in a trust account of Cluster Inmobiliaria de Ixtapa, S.A. de C.V., amounting to approximately $15,340,000 U.S. dollars, and NAFIN will receive IRG stock valued by DSC and NAFIN at $12,505,000 U.S. dollars, which, based upon an IRG per share value of $.782 would amount to 15,991,049 shares. The IRG stock to be received by NAFIN will be transferred to NAFIN from the IRG stock to be received by DSC at the Closing. Prior to the Closing, DSC may assign to NAFIN the right to receive such shares of IRG stock, in which event the IRG stock will be issued by IRG directly to NAFIN.

         Except with respect to the NAFIN Debt Restructuring, if IRG stock is to be issued to one or more Banks pursuant to the restructuring negotiations referenced in paragraph A-3 of the October 6, 1995 DSC Agreement, such stock shall be issued by IRG after the Closing to one or more banks in exchange for forgiveness of debt held by such banks.

6. DSC and IRG agree that the Closing shall be simultaneous with the closing under the Hemisphere Agreement, and agree to extend the Closing Date from November 30, 1995 to the date which falls 21 days after the submission of an Information Statement to the IRG shareholders describing the transaction unless extended by written agreement of the parties. If the date which falls 21 days after the submission of the Information Statement is a weekend or holiday, the Closing Date shall occur on the next business day. In the event that the Securities and Exchange Commission submits any comments to the Information Statement, DSC and IRG agree to take all reasonable measures to respond to any such comments. DSC and IRG agree to cooperate in preparing and sending the Information Statement as promptly as reasonably possible.

7. DSC and IRG agree that IRG's obligation to close this transaction is contingent upon IRG's inspection of the real property owned by the DSC Companies. IRG has received and reviewed financial statements for the DSC Companies and has received and reviewed property descriptions and appraisals for the real property. IRG must complete its inspection of the properties on or before submission of the Information Statement to the Shareholders. IRG must notify DSC on or before seven days after the submission of the Information Statement to the shareholders if IRG's inspection of the properties, review of final financial statements, or review of final property appraisals has revealed conditions which have a material adverse effect on the DSC Transfer Value, or if IRG reasonably believes that the property values in any of the final property appraisals are not reasonable.

8. DSC and IRG agree that the IRG stock issued to DSC pursuant to this transaction shall be issued to DSC pursuant to SEC Regulation S since DSC is a company outside of the United States, and no directed selling efforts have been made in the United States by IRG for the sale of the IRG stock to be issued to DSC.

9. IRG acknowledges that under the laws of Mexico, each of the DSC companies must have more than one shareholder. Accordingly, IRG shall take appropriate corporate action such that in addition to IRG, one of IRG's wholly owned subsidiaries shall become a shareholder of each of the DSC Companies at the Closing.


10. The parties Contemplate that subsequent to the closing, DSC may sell the following additional DSC subsidiaries to IRG, subject to the following conditions:

         a       DSC's 51% interest in Promotora Latinoamericana de Hotels,
S.A. de C.V., a MeXican corporation ("Promotora") which owns 50% of the Hotel Tuxpan in Varadero, Cuba may be sold to IRG if the laws of the United States are changed such as to permit a company in the United States to own and operate a hotel in Cuba, and if DSC and IRG negotiate a mutually satisfactory price and terms for the purchase and sale of Promotora to IRG.

         b. Hogares Metropolitanos, S.A. de C.V. a Mexican corporation ("Hogares") which is a developer of residential social housing in Mexico, may be sold to IRG if DSC and IRG negotiate a mutually satisfactory price and terms for the purchase and sale of Hogares.

11.      Contingencies

         As reflected in the litigation against Pez Maya described in the financial statements of the DSC Companies, Pez Maya is currently seeking a judicial ruling reinstating Pez Maya as the trust rights owner of the Qualton Pez Maya property. In view of this litigation, DSC and IRG agree that if Pez Maya is not so reinstated within 18 months of the Closing, the sale of Pez Maya shall be rescinded, and DSC will transfer to IRG property of a similar nature with a value, as determined by a third party appraiser, of at least the value of Pez Maya. If the value of the replacement property is $50,000 or higher than the value of Pez Maya, IRG will issue IRG stock to DSC for that amount over $50,000 based upon the twenty day average trading price of IRG stock before such transfer is made.

         As reflected in the litigation against Centro de Promociones Guerrero, DSC Casa Blanca, Cluster Inmobiliaria de Ixtapa, Tropical Club de Isla Mujeres and Impulsora Turistica de Occidente, each of these companies face the possibility of judgments whereby the company would lose ownership of its real property. In view of this litigation, DSC and IRG agree that if one or more of these companies loses its real property or the litigation is not settled or resolved as aforesaid within 18 months of the Closing, the sale of that company or companies shall be rescinded and DSC will transfer to IRG property of similar nature with a value, as determined by a third party appraiser, of at least the value of lost property. If the value of the replacement property is $50,000 or higher than the value of the lost property, IRG will issue IRG stock to DSC for that amount over $50, 000 based upon the twenty day average trading price of IRG stock before such transfer is made.

         This Amendment may be executed in counterparts and facsimile copies shall be deemed to be originals.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

DSC, S.A. de C.V.

By: /s/ Bernardo Dominguez C.
    ----------------------------------
    Bernardo Dominguez C.
    President and as Shareholder



INTERNATIONAL REALTY GROUP, INC.



By: /s/ Richard M. Bradbury                   By:  /s/ Jack Birnholz
    ----------------------------                   --------------------------
    Richard M. Bradbury                            Jack Birnholz
    President, Chief                               Chairman of the Board,
    Financial Officer                              and as Shareholder
    and as Shareholder

                                   EXHIBIT A
                                (DSC Companies)
                    CLUSTERS S.A. de C.V.  NET TRANSFER VALUE
                            As of September 30, 1995

                                                                          APPRAISED VALUE
COMPANIES                                    PROJECTS               PESOS             DOLLARS(1)
---------                                    --------               -----             ----------
Tropical Club Ixtapa,                      Qualton Ixtapa       N$116,017,000        $ 17,712,000
S.A. de C.V.

Impulsora Turistica                      Qualton Vallarta         219,428,000          33,500,000
de Occidente, S.A. de C.V.

Tropical Club Isla Mujeres,               Isla Mujeres             67,857,000          10,359,000
S.A. de C.V.

Promocaribe, S.A. de C.V.                 La Concha                30,700,800           4,687,000

DSC Casa Blanca, S.A. de C.V.             Marruecos                 4,241,266             647,000

Cluster Inmobiliaria de                     Clusters              105,441,250          16,098,000
Ixtapa S.A. de C.V.

Malecon Cancun S.A. de C.V.               Malecon                 135,096,000          20,625,000

Corporacion Inmobiliaria del             Las Flores                37,491,000           5,724,000
Norte, S.A. de C.V.

Centro de Promociones                    Campo de Trio              8,137,500           1,242,000
Guerrero, S.A. de C.V.

Pez Maya, S.A. de C.V.                     Pez Maya                47,517,000           7,255,000

Total Appraised Value                                             771,927,000        $117,849,000
Less Cluster Debt                                                                     -67,618,000
Less Los Flores Debt                                                                   -1,936,000
         Cancun Debt                                                                   -3,817,000
Less Minority Interest                                                                -24,986,000
Plus - NAFIN - Cash                                                                    15,340,000
Net Transfer Value (NTV)                 IRG Stock @ .782       44,542,20OShs         $34,832,000
NAFIN                                    IRG Stock @ .782       15,991,049Shs          12,505,000
DSC                                      IRG Stock @ .782       28,551,151Shs         $22,327,000

(1)      Peso Exchange Rate 6.55

                                   EXHIBIT A
                             (Hemisphere Companies)
                NEWLAND CORPORATION - NUEVA TIERRA S.A. de C.V.
                               NET TRANSFER VALUE
                            As of September 30, 1995


                                                                      APPRAISED VALUE
PARTNERSHIP                              PROJECTS                PESOS           DOLLARS(1)
-----------                              --------                -----           ----------
Nueva Tierra is a 74%                 Villa Del Carbon        N$7,839,120       $ 1,196,812
General Partner

Nueva Tierra is a 75%                   Hacienda del           44,952,567         6,862,987
General Partner                            Franco

Nueva Tierra is a 70%                 Ensenada Blanca          99,230,000        15,149,618
General Partner

Nueva Tierra is a 80%                  Las Arboledas           94,897,032        14,488,096
General Partner

Nueva Tierra is a 75%                  Barra Del Tordo         76,671,035        11,705,502
General Partner

Nueva Tierra is a 75%                Playas de Brisa Mar      102,400,000        15,633,588
General Partner

Nueva Tierra is a 80%                     El Quelele           55,023,640         8,400,556
General Partner
                                                           --------------      ------------
Total Appraised Value                                         481,048,864        73,437,231
Cash                                                                                  7,634
Less Debt                                                                         2,167,940

Minority Interest
 Limited Partners                                                                17,457,771
 DSC S.A. de C.V. 30%                IRG Stock @.782        20,645,855Shs        16,145,059
Stockholders Equity
Hemisphere 70%                       IRG Stock @.782        48,176,592Shs        37,674,095
                                                                               ------------

(1)      Peso Exchange Rate 6.55
or higher than the value of the lost property, IRG will issue IRG stock to DSC for that amount over $50,000 based upon the twenty day average trading price of IRG stock before such transfer is made.

         This Amendment may be executed in counterparts and facsimile copies shall be deemed to be originals.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

Dac, S.A. de C.V.

By: /s/ Bernardo Dominguez C.
    ------------------------------
    Bernardo Dominguez C.
    President and as Shareholder



INTERNATIONAL REALTY GROUP, INC.


By: /s/ Richard M. Bradbury           By: /s/ Jack Birnholz
    -------------------------             ------------------------
    Richard M. Bradbury                   Jack Birnholz
    President, Chief                      Chairman of the Board,
    Financial Officer                     and as Shareholder
    and as Shareholder

                                  APPENDIX "D"


                               A G R E E M E N T


         This agreement (the "Hemisphere Agreement") made this ninth day of February, 1996 by and between International Realty Group, Inc., a Delaware corporation with its principal offices at 111 Northwest 183rd Street, Suite 350, Miami, Florida ("IRG"), and Hemisphere Developments, Limited ("Hemisphere") an Isle of Man corporation with its principal offices at Atlantic House, 4-8 Circular Road, Douglas, Isle of Man.


1.       The Hemisphere/IRG Transaction

a. In exchange for common stock of IRG as stated below, Hemisphere shall sell to IRG all of the common stock of Hemisphere's wholly owned subsidiary, Newland Corporation, a Marshall Islands corporation ("Newland"). Newland owns 70% of the issued and outstanding common stock of Nueva Tierra, S.A. de C.V., a Mexican corporation ("Nueva Tierra") that holds general partnership interests in properties as identified in Exhibit "A" attached hereto (the "Properties").

b. For purposes of this transaction, IRG and Hemisphere agree that the value of IRG and its subsidiaries is $7,000,000 (U.S. dollars). Based upon the 8,954,187 shares of IRG common stock presently issued, IRG has a per share value of $.782. This per share value will change if the number of shares changes before the closing. IRG and Hemisphere acknowledge and agree that IRG has agreed to issue shares to DSC, S.A. de C.V., a Mexican corporation, pursuant to a transaction (the "DSC Transaction") described in an October 6, 1995 Agreement, as amended by an Amendment dated February 7, 1996. The closing of the DSC Transaction and IRG's transaction with Hemisphere described in this Agreement shall occur simultaneously, and the shares issued to DSC will not be included in calculating the IRG per share value.

C. IRG and Hemisphere agree that the value of Newland and its 70% ownership of the Nueva Tierra subsidiary is $246,765,322 (pesos) (the "Newland Transfer Value") for purposes of this transaction. Based upon a September 30, 1995 peso/U.S. dollar exchange rate of 6.55 pesos to the dollar, the Hemisphere Transfer Value would be $37,674,095 (U.S. dollars), but will be adjusted based upon the Banco de Mexico's peso/U.S. dollar exchange rate which is in effect, irrespective of when published, on the first day of the month in which an Information Statement is sent to IRG's shareholders describing the transactions set forth in the DSC Agreement and the Hemisphere Agreement. If the first day of the month falls on a weekend or a holiday in Mexico, the parties agree to use the Banco de Mexico's exchange rate which is in effect on the next business day following the first day of the month. The Newland Transfer Value is also subject to IRG's confirmation of this value pursuant to the due diligence review described in paragraph 5.b. below. In the event that there is a change in the peso exchange rate of five per cent or more between September 30, 1995 and the date used to fix the final exchange rate, the parties agree that the third party appraisals will be updated no more than 60 days before the Closing, and the Newland Transfer Value will be adjusted based upon the updated third party appraisals.

d. At Closing, IRG shall issue to Hemisphere the number of shares of IRG common stock which, when multiplied by the per share value, equals the Newland Transfer Value. For example, IRG and Hemisphere have agreed that for purposes of this transaction and the DSC transaction, IRG and its subsidiaries have a value at closing of $7,000,000 (U.S. dollars). If 8,954,187 shares of IRG are issued and outstanding as of the closing, IRG would have a per share value of $.782. If the Hemisphere Value is $37,674,095 (U.S. dollars), IRG would issue at the Closing a total of 48,176,592 IRG shares to Hemisphere.

e. IRG represents and warrants for a period up to 18 months after the Closing, that except with respect to any documents or information supplied by Hemisphere, DSC or their affiliates for which IRG hereby makes no representation or warranty, IRG is and will be in compliance with all SEC, NASD and tax laws, rules and regulations, and is and will not be subject to any fines or penalties from the SEC, NASD, or any federal, state or foreign government. If within 18 months of the Closing, IRG is notified of any such fine or penalty which relates to IRG's activities prior to the Closing, and where such activities were not based upon information or documents supplied by Hemisphere, DSC or their affiliates, IRG will issue additional shares to Hemisphere calculated in accordance with the above provisions, except that the agreed upon value of IRG and its subsidiaries will be reduced by the amount of any such fine or penalty.

2.       Capital, Corporate Actions and Shareholder Approval

         IRG shall take all necessary or desirable corporate action to consummate IRG's purchase of Newland, including holding a special board of directors meeting, and taking the following actions:

a. If necessary for compliance with SEC regulations, IRG shall cause an 8-K Form to be submitted to the SEC for its review, and Hemisphere agrees that it will timely provide sufficient information concerning Newland, and its subsidiaries as appropriate to permit IRG to prepare an 8-K Form.

b. IRG shall send an Information Statement to notify its shareholders of this transaction. Richard Bradbury and Jack Birnholz, represent and warrant that as directors, and as shareholders owning 60.46% of the issued and outstanding stock of IRG, they will vote to approve this transaction.

c. Hemisphere, a foreign corporation, will if required by SEC regulations, immediately execute a subscription agreement which among other things shall acknowledge that Hemisphere will acquire the IRG shares for investment purposes only or for resale outside of the United States in compliance with Regulation S and SEC Regulations.

d. After the Closing, IRG shall immediately call for a special meeting of the shareholders to increase the number of Directors from five (5) to seven (7) and to elect six (6) new Directors, retaining one (1) director designated by IRG at the Closing. One of the new directors will be designated by Hemisphere.

3.       Closing

         The Closing shall be simultaneous with the closing of the DSC Transaction, and shall occur twenty one (21) days after submission of an Information Statement to IRG's shareholders unless extended by written agreement of the parties. If the twenty first day falls on a weekend or holiday in Mexico, the Closing shall occur on the next business day. At the closing, the following shall occur;

a. IRG shall deliver to Hemisphere certificates for common stock of IRG in exchange for the common stock of Newland.

b. All necessary documents and share certificates customarily associated with the transaction shall be tendered by Hemisphere, Newland and IRG to properly consummate the transaction and the transfer of ownership of the common stock.


4.       Conditions Precedent to IRG's Obligation to Close

         IRG'S obligation to close this transaction shall be subject to the satisfaction of the following conditions:

a. Hemisphere and Newland shall have received board of directors and majority shareholders' approval of the transaction;

b. IRG shall review the financial statements of Newland, the Properties and the third party appraisals as reasonably required to verify that there is no condition which has a materially adverse effect on the Newland Transfer Value set forth in this Agreement in paragraph 1.c, and to verify that the third party appraisals contain reasonable valuations of the Properties. IRG agrees to complete its review and to notify Hemisphere of any condition which has such a materially adverse effect on or before submission of the Information Statement to the shareholders.

c. On or before the Closing, IRG shall have received an opinion written in English from Hemisphere's counsel opining as to the validity of the corporate status of Newland and Nueva Tierra, and Nueva Tierra's ownership of the percentage interests in the Properties as reflected in Exhibit A and that, other than as disclosed in Newland's financial statements, the Properties are not subject to any liens, loans or encumbrances totalling more than $25,000.

d. The truth and accuracy in all material respects of all representations and warranties, and the satisfaction of all conditions.

5.       Conditions Precedent to Hemisphere's Obligation to Close

         Hemisphere's obligation to close this transaction shall be subject to the satisfaction of the following conditions:

a. IRG's board of directors and majority of shareholders shall have approved the transaction;

b. IRG shall have received all required or desirable approvals and consents from governmental authorities and agencies, the SEC, NASD and third parties;

c. The due diligence review conducted by Hemisphere shall not have revealed any matter having a material adverse effect on the transaction;

d. The truth and accuracy in all material respects of all representations and warranties and the satisfaction of all conditions;

e. Since September 30, 1995, except for the Caye Bokel transaction referenced in this Agreement, the business of IRG and its subsidiaries shall have been conducted in the ordinary course, and there shall have been no material adverse change in the business prospects, operations, earnings, assets or financial condition of IRG and its subsidiaries;

f. There shall have been no dividend, redemption or similar distribution, or any stock split, recapitalization or stock issuance of any kind, by IRG since September 30, 1995 except the 515,000 shares of common stock issued by IRG to the former owners of IRG's 87 acre Caye Bokel property, and 41,075 shares of common stock issued to certain IRG employees and directors on December 20, 1995, or as otherwise specifically described in this Agreement;

g. IRG shall not have received a notice or demand by any dissenting shareholder of IRG to the transactions contemplated by this Agreement which has resulted in a lawsuit or threatened lawsuit which could have a materially adverse effect on the transaction, or which has resulted in an appraisal proceeding regarding the valuation of the proposed transaction contemplated herein.

6.       Transaction Expenses

         Each party shall bear its own transaction expenses for this matter.

7.       Representations and Warranties of Hemisphere.

         Hemisphere represents and warrants to IRG that:

a. On the date of Closing, Hemisphere has or will cause good and unencumbered title to the shares of stock of Newland to be sold and transferred to IRG.

b. There is no litigation pending or threatened, nor have any summons, notices or warning been received from any governmental agency, or department with respect to any material fine, or material violation of any law or ordinance, or other type of enforcement proceeding, including but not limited to environmental matters, with respect to Newland, Nueva Tierra or the Properties which involves in the aggregate a potential monetary recovery in excess of $500,000 in United States dollars for all such litigation, claims or fines. Based upon due inquiry by Hemisphere, Hemisphere to the best of its knowledge and belief states that Newland, Nueva Tierra and the Properties are in compliance with this paragraph.

c. The Newland Unaudited Financial Statement shall be true and accurate in all material respects for the periods indicated for the statement, and shall not omit any material fact or circumstance necessary or required to prevent the financial information from being misleading. Since the date of the latest period covered by the Newland Unaudited Financial Statement and except as specifically referenced in this Agreement, Newland shall have conducted its business only in the ordinary and usual course.

8.       Representations and Warranties of IRG

         IRG represents and warrants to Hemisphere that:

a. IRG is authorized to issue 10,000,000 shares of common stock for value, U.S. $0.001, of which 8,954,187 shares are validly authorized to be issued, fully paid and non-assessable, and are outstanding. IRG's shareholders have or will cause an increase in the number of authorized shares to 450,000,000. IRG owns all of the issued and outstanding shares of stock of all of its subsidiaries: International Realty Group (Holdings), Inc., a Florida corporation; The Appraisal Group, Inc., a Florida corporation; Appraisal Group International, Inc., a Florida corporation; IRG Financial Services, Inc., a Florida corporation; U.S. Property Investment and Auction, Inc., a Florida corporation; and Caye Bokel, Ltd., a Belize corporation, and Stragix International, Inc., a Florida corporation which in turn owns 75% of Appraisal Group International Rt., a Hungary corporation;

b. IRG and its subsidiaries own no real properties except the Caye Bokel property and two vacant lots in LaGrange, Texas, and all leases of real or other property are valid, enforceable in accordance with their terms, and not in default.

c. IRG and its subsidiaries have properly filed or caused to be filed all United States federal, state, local, and foreign income and other tax returns, reports and declarations that are required by applicable law to be filed by them, and have paid, or made full and adequate provisions for the payment of, all federal, state, local, and foreign income and other taxes properly due for the periods covered by such returns, reports, and declarations, except such taxes, if any, as are adequately reserved against in the IRG Audited Financial Statements. Based upon due inquiry by IRG, IRG to the best of its knowledge and belief states that Appraisal Group International Rt. is in compliance with this paragraph.

d. There is no litigation pending or threatened, nor have any summons, notices or warning been received from any governmental agency, department with respect to any material fine, or material violation of any law or ordinance, or other type of enforcement proceeding, including but not limited to environmental matters, with respect to IRG or its subsidiaries which involve a potential monetary recovery in excess of $25,000 in United States dollars.

e. IRG has or will have on the date of Closing good and unencumbered title to the shares of IRG stock necessary to complete this transaction as provided in paragraph A-1 above, free and clean of all mortgages, liens and encumbrances of any nature, and has or will have on the Closing Date the power and authority to transfer said shares to Hemisphere free and clear of liens and encumbrances on the Closing Date.

f. Except as specifically referenced in this Agreement, none of IRG or its subsidiaries have or will enter into any transaction, incur any obligation or conduct business affairs except in the normal course of business between September 30, 1995 and the Closing Date.

g. All of the IRG Audited Financial Statements and filings with the Securities and Exchange Commission shall be true and accurate in all material respects for the periods indicated, and shall not omit any material fact or circumstance necessary or required to prevent the information from being misleading. Since the date of the last IRG Audited Financial Statement, IRG and its subsidiaries have no liabilities, fixed or contingent which are not fully provided for in the IRG Audited Financial Statements, except for trade payables incurred in the ordinary course of business. IRG shall provide Hemisphere a list of liabilities of IRG and its subsidiaries as of the Closing Date which shall be certified by IRG as true and correct, and incorporated herein by reference.

h. IRG and its subsidiaries have, and in the past have had no labor agreements, and no employee benefit plans sponsored, maintained or contributed to by IRG or its subsidiaries for the benefit of employees, officers or directors.

         sponsored, maintained or contributed to by IRG or its subsidiaries for the benefit of employees, officers or directors.

i. To the best of IRG's knowledge and belief, IRG and its subsidiaries are in good standing with the SEC, NASD, and each state and country where they conduct business and have received no notification or inquiry giving reasonable cause to believe otherwise, and IRG will provide at closing good standing certificates or their equivalent from each such country, including Belize and Hungary, and each such state in the United States. As a part of IRG's due diligence response provided to Hemisphere, IRG will continue to provide Hemisphere with copies of all filings made by IRG with the SEC or NASD, and copies of all letters, notices or other documents sent by IRG to or received by IRG from the SEC or the NASD up to and including the date of the closing.

9.       IRG DUE DILIGENCE

a. Within five (5) business days after execution of this Agreement, Hemisphere shall give IRG Newland's most recent unaudited financial statements. The Newland unaudited financial statements will conform to generally accepted accounting principles in the United States.

b. IRG has received descriptions and appraisals of the Properties. IRG will review the appraisals, updated appraisals if required pursuant to paragraph 1.c. above, and each of the Properties on or before the submission of the Information Statement to the IRG shareholders, to satisfy itself that the appraisals are reasonable and that there is no adverse condition materially affecting the Newland Transfer Value.

10.      HEMISPHERE DUE DILIGENCE

a. Within five (5) business days after execution of this Agreement, IRG will provide to Hemisphere the due diligence information and documents provided by IRG to DSC pursuant to the DSC Agreement. IRG agrees to supplement its due diligence response to Hemisphere as and to the extent required by the terms of the DSC Agreement, and to simultaneously provide a copy of such supplemental response to Hemisphere. As a part of IRG's due diligence response provided to Hemisphere, IRG will continue to provide Hemisphere with copies of all filings made by IRG with the SEC or NASD, and copies of all letters, notices or other documents sent by IRG to or received by IRG from the SEC or the NASD up to and including the date of the Closing.

11.      TRANSACTIONS PRIOR TO CLOSING

         IRG, its subsidiaries, and Newland, Hemisphere and Nueva Tierra shall not undertake any transaction, declare any dividend or other distribution or issue shares of stock, or undertake any other transaction or incur any commitment not in the ordinary course of business between the date of this Agreement and the Closing, except as contemplated by this Agreement.

12.      Press Releases

         The parties shall consult with each other at all times until the Closing with respect to press releases at such time as they may be desirable or as they may be obligatory with respect to IRG, and shall cooperate with respect to reviewing and suggesting the contents of such press releases and determining the best methods and procedures for distributing said press releases to the public.

13.      Governing Law

         This Agreement shall be governed by the laws of the state of Delaware, USA, and the parties hereby submit to the non-exclusive jurisdiction thereof.

14.      COMMISSIONS

         Both Hemisphere and IRG agree that there are no brokers, agents or financial advisors involved in this transaction and shall hold each other harmless against all claims for commissions from any source.


15.      NOTICES TO HEMISPHERE OR IRG

         Any notice sent to Hemisphere relating to this Agreement shall be sent by facsimile and Federal Express addressed as follows:

         Mme. Monique Roggero-Ciana
         Hemisphere Developments, Limited
         Atlantic House
         4-8 Circular Rd.
         Douglas, Isle of Man
         Fax number 44-22-300-1711

         Any notice sent to IRG relating to this Agreement shall be sent by facsimile and Federal Express addressed as follows:

         Mr. Richard Bradbury, President
         International Realty Group, Inc.
         111 Northwest 183rd Street
         Miami, Florida 33169
         Fax number (305) 651-3394

         Any notice sent to either Hemisphere or IRG relating to this Agreement shall be sent by facsimile and Federal Express addressed as follows:

         Kenneth I. Trujillo, Esquire
         1880 J.F.K. Blvd.
         10th Floor
         Philadelphia, PA 19103
         Fax number: (215) 587-1699

16.      CONFIDENTIALITY

         Each party shall keep information disclosed to it by the other party relating to its business and financial affairs strictly confidential, except where disclosure is required by law or the information is public knowledge. Each party shall ensure that its obligation of confidence is observed by its employees and professional advisors or representatives.

17.      HEADINGS

         The headings in this Agreement are for reference purposes only and are not intended to have any meaning or substantive effect.

18.      Time of the Essence

         This Agreement establishes the terms and conditions of the contemplated transaction. The parties hereto agree that time is of the essence and that the parties shall use all diligence necessary to expeditiously consummate this transaction.

         This Agreement may be executed in counterparts, and facsimile shall be deemed to be originals.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

HEMISPHERE CORPORATION


By:  /s/ Monique Roggero-Ciana                  By: /s/ Christiane Gays
     -------------------------------                ---------------------------
Monique Roggero-Ciana                           Christiane Gays
Title: Director                                 Title: Director



INTERNATIONAL REALTY GROUP, INC.



By: /s/ Richard M. Bradbury                     By: /s/ Jack Birnholz
    --------------------------------                ---------------------------
    Richard M. Bradbury,                            Jack Birnholz,
    President, Chief Financial                      Chairman of the Board
    Officer and as Shareholder                      and as Shareholder

                               E X H I B I T  A





==============================================================
                                           NUEVA TIERRA
                                           Percentage Interest
==============================================================
Barra Del Tordo                            75%
Villas Del Carbon                          74%
Hacienda De Franco                         75%
Las Arboledas                              80%
Ensenada Blanca                            70%
Playas De Brisa Mar                        75%
El Quelele                                 80%
==============================================================

                                  APPENDIX "E"

                                   AGREEMENT

         This agreement (the "Agreement") made this 6th day of October, 1995 by and between International Realty Group, Inc., a Delaware corporation with its principal offices at 111 Northwest 183rd Street, Suite 350, Miami, Florida ("IRG") and DSC, S.A. de C.V., a Mexican corporation with its principal offices at Monterrey 150, Col. Roma Sur, C.P. 06760, Mexico, D.F. ("DSC").

INTENT

         It is the intention of the parties to enter into an exchange of corporation stock for the mutual benefit of both parties. DSC and IRG have agreed to proceed, at DSC's sole discretion to be exercised on or before October 10, 1995, with one of the transactions outlined below in paragraphs A-1 and A-2 which will enhance IRG's asset base and market opportunities and will enhance DSC's real estate ownership and development activities through a publicly traded company. IRG is a publicly traded company with 882 shareholders and 8,398,112 shares issued with a par value of $.001 as of the date of this Agreement.

A. ACQUISITION



    1.     Transaction A-1

In exchange for common stock of IRG as stated below, DSC shall sell all of the common stock owned by DSC in certain affiliates and subsidiary companies identified on Exhibit A attached hereto (the "Exhibit A Corporations"), and shall cause to be transferred and assigned to IRG the contracts identified on page 3, Exhibit A (the "Contract Rights"). DSC owns all of the issued and outstanding stock of the Exhibit A Corporations except as reflected on Exhibit
A. Prior to closing, DSC may assign the Contract Rights to another corporation and may consolidate and merge one or more of the Exhibit A Corporations into one or more newly formed or presently existing wholly owned subsidiaries of DSC or a DSC subsidiary. The parties agree that the value of the Exhibit A Corporations and the Contract Rights shall be approximately $103,000,000 (the "A-1 Net Transfer Value") which will be adjusted if necessary based on the appraisals and valuations prepared by Salomon Brothers. For purposes of this transaction, the parties agree that IRG and its subsidiaries have a value at closing of $7,000,000. Based upon the 8,398,112 shares of IRG common stock presently issued, IRG would have a per share value of $.8335207, which per share value will change if the number of issued and outstanding shares of IRG common stock changes before the closing. At closing, IRG shall issue to DSC the number of shares of IRG common stock which, when multiplied by the per share value, equals the A-1 Net Transfer Value. Six months after the closing, IRG will issue 3,000,000 additional shares of IRG stock to DSC, or, if the share price of IRG common stock is greater than one dollar ($1.00) per share based upon the twenty (20) day average price of the shares for the period beginning thirty (30) days prior to the issuance of the shares, DSC shall receive $3,000,000 worth of IRG shares based on the twenty (20) day average price.

         DSC and IRG acknowledge and agree that DSC is still in the process of negotiating contracts for one or more of the Contract Rights properties. If at the closing DSC is unable to assign and transfer one or more of the Contract Rights properties to IRG, the A-1 Net Transfer Value shall be reduced by the amount of the Salomon Brothers valuation for that property or properties, but in no event shall the A-1 Net Transfer Value be less than $60 Million Dollars.

         2. Transaction A-2

IRG acknowledges that DSC is presently negotiating with another company, International Basic Resources, Inc. ("IBR") whereby DSC would sell the Exhibit A Corporations and cause to be transferred and assigned the Contract Rights to IBR in exchange for a majority ownership of the stock of IBR. Upon the closing of the transaction between DSC and IBR, DSC would cause IBR to acquire all of the issued and outstanding stock of IRG in exchange for the number of shares of common stock of IBR as calculated by the following formula. The parties agree that the value of IBR at closing shall be approximately $133,000,000 (the "A-2 Net Transfer Value"), which is based upon the sum of the A-1 Transfer Value and the agreed upon valuation of IBR of approximately $30,000,000, which value and the A-2 Net Transfer Value will be adjusted if necessary to reflect the amount of the Salomon Brothers valuation for IBR and DSC. For purposes of this transaction, the parties also agree that IRG and its subsidiaries will have a value at closing of $7,000,000. At closing of Transaction A-2, IBR shall issue to the stockholders of IRG the number of shares of IBR common stock which, when multiplied by the per share value of the IBR shares issued and outstanding at the closing, equals $7,000,000, and IBR will issue to DSC the number of shares of IBR common stock which, when multiplied by the per share value of the IBR shares issued and outstanding at the closing, equals $3,000,000. The shares of IBR stock which are distributed to IRG stockholders will be divided among the stockholders of IRG in proportion to their respective pre-closing holdings of stock of IRG. If the IBR Closing does not occur on or before January 31, 1996, DSC and IRG agree that the transaction with IBR will be terminated and DSC and IRG will proceed with Transaction A-1 which shall occur on or before March 15, 1996.

         No certificates or scrip representing fractional shares of IBR common stock shall be issued upon the surrender for exchange of certificates representing IRG stock; accordingly, any such fractional interests shall entitle the owner thereof to be issued one full share of IBR stock per fractional share.

         3. Renegotiation of Debt of Exhibit A Corporations. The Exhibit A Corporations are in the process of renegotiating debt held by banks and/or other lenders (hereinafter collectively referred to as the "Banks"). DSC has been and is continuing to negotiate with the Banks the terms of some or all of said debt (the "Renegotiations"). The Renegotiations may include reaching agreements with some or all of the Banks to cancel the debt in consideration for DSC issuing and delivering to such Banks, after the Closing Date, newly issued shares of IRG if Transaction A-1 is closed, or newly issued shares of IBR if Transaction A-2 is closed. IRG acknowledges and agrees that one or more of the Banks may require that after the closing the IRG shares carry demand, piggyback and/or shelf registration rights and that the costs of any such registration will be borne by IRG. The Renegotiations may also include reaching agreements with the Banks whereby after the Closing, IRG, if Transaction A-1 is closed, or IBR if Transaction A-2 is closed, will, after the Closing, pay off the debts in full or in part, restructure the debts, and/or agree with the Banks that certain of the debts be transferred and assigned to a wholly owned subsidiary of IRG or IBR.

         4.      Capital, Corporate Actions and Shareholder Approval

On or before October 10, 1995, DSC must notify IRG if it will proceed with transaction A-1 or Transaction A-2. Thereafter, IRG shall take all necessary or desirable corporate action including a special board of directors meeting and, if required by NASD, NASDAQ or otherwise, a special meeting of shareholders, and the following actions:

a. IRG shall cause an 8-K Form to be prepared by IRG's SEC counsel to be submitted to the SEC for its review, and DSC agrees that it will timely provide sufficient information concerning DSC and/or IBR as appropriate to permit IRG to prepare an 8-K Form.

b. IRG shall notify shareholders (if required) of a shareholders meeting to authorize IRG to enter into either Transaction A-1 or Transaction A-2 as appropriate. Richard Bradbury and Jack Birnholz, represent and warrant that as directors, and as shareholders owning 72% of the issued and outstanding stock of IRG, that they will vote to approve the transaction which was selected by DSC on or before October 10, 1995.

c. DSC, a foreign corporation, must immediately execute a subscription agreement which among other things shall acknowledge that it will acquire the IRG shares pursuant to Transaction A-1 for investment purposes only, and such shares shall be subject to SEC Rule 144 and will not be tradeable in the market without registration unless subject to an exemption from registration. IRG shall cause the IRG common stock being issued to DSC pursuant to Transaction A-1 to carry piggyback, shelf and demand registration rights. After the closing of Transaction A-1, upon demand by DSC, IRG at its cost will immediately cause the registration of such shares tendered by DSC.

d. After the Closing of Transaction A-1, IRG shall immediately call for a special meeting of the shareholders to increase the number of Directors from five (5) to seven (7) and to elect six (6) new Directors retaining one (1) director designated by IRG at the time of Closing.

5.      Closing

The closing of Transaction A-1 shall occur on November 30, 1995. For the alternative transaction, the closing of Transaction A-2 shall occur on or before January 31, 1996. At the closing, the following shall occur:

a. For Transaction A-1, IRG shall deliver to DSC certificates for common stock of IRG in exchange for the common stock of the Exhibit A Corporations and assignment of the Contract Rights.

         b. All necessary documents and share certificates customarily associated with the transaction shall be tendered by DSC, IBR and IRG to properly consummate Transaction A-1 or Transaction A-2 and the transfer of ownership of the common stock.

         6. Conditions Precedent to IRG's Obligation to Close

         IRG's obligation to close transaction A-1 or A-2 shall be subject to the satisfaction of the following conditions:

         a. DSC or IBR as appropriate shall have received board of directors and majority shareholders' approval;

         b. IRG shall receive the valuations prepared by Salomon Brothers, to be attached hereto as Exhibit B, and which shall establish the values contained in this Agreement in paragraphs A-1 and A-2.

         c. IRG shall have received opinions, on or before November 10, 1995 unless otherwise extended by mutual agreement of the parties, written in English from DSC's counsel in Mexico opining to the validity of the corporate status of the Exhibit A

               Corporations, the ownership of the properties and the Contract Right properties.

         d. The truth and accuracy in all material respects of all representations and warranties and the satisfaction of all conditions;

         7.    Conditions Precedent to DSC's Obligation to Close

         DSC's obligation to close transaction A-1 or A-2 shall be subject to the satisfaction of the following conditions:

         a. IRG's board of directors and shareholders shall have approved the transaction;

         b. IRG shall have received all required or desirable approvals and consents from governmental authorities and agencies, the SEC, NASD and third parties;

         c. The due diligence review which shall be conducted on or before November 1, 1995 by DSC shall not have revealed any matter having a material adverse effect on the transaction;

         d. The truth and accuracy in all material respects of all representations and warranties and the satisfaction of all conditions;

         e. At least ten (10) days prior to the closing, IRG shall provide to DSC a business plan which will set forth
                  IRG's profit and marketing objectives for the ensuing year. Included therein will be IRG's plan of action and financial budget to achieve said objectives. Simultaneous or prior to the closing, Richard Bradbury shall have entered into a one year employment contract which is satisfactory to Mr. Bradbury and DSC; and Jack Birnholz shall have entered into a one year employment contract which is satisfactory to Mr. Birnholz and DSC; Mr. Bradbury and Mr. Birnholz will receive the same salary, without bonus or stock awards, as reflected for the year of 1994 in IRG's 10K Report for the year ending December 31, 1994;

         f. Since June 30, 1995, except for the Caye Bokel transaction with Golden Eagle and the Trinity transaction referenced in this Agreement both of which have been terminated, the business of IRG and its subsidiaries shall have been conducted in the ordinary course, and there shall have been no material adverse change in the business prospects, operations, earnings, assets or financial condition of IRG and its subsidiaries;

         9. IRG shall not have issued a dividend, redemption or similar distribution, or any stock split, recapitalization or stock issuance of any kind, since June 30, 1995 except as specifically described in this Agreement;

         h. IRG shall not have received a notice or demand by any dissenting shareholder of IRG to the transactions contemplated by this Agreement which has resulted in a lawsuit or threatened lawsuit which could have a materially adverse effect on the transaction, or which has resulted in an appraisal proceeding regarding the valuation of the proposed transaction contemplated herein.

         8.      Working Capital

By October 15, 1995, DSC will make a loan of $25,000 to IRG for working capital costs and $15,000 for transaction costs incurred in this transaction. The loan and any subsequent loan referenced in this paragraph will be made pursuant to a loan agreement, and the loan(s) will be secured by IRG accounts receivable. Within thirty (30) days of receipt of any such loan(s), IRG will provide DSC with documentation of its use of the loan(s). Thereafter, up to the closing, IRG shall submit, seven (7) days in advance of the first day of each month, a monthly budget to be approved by DSC such approval not to be unreasonably withheld. Unless disapproved, the budget will be deemed approved five days after submission to DSC. DSC shall make additional loans pursuant to a loan agreement between DSC and IRG to be secured by IRG accounts receivable in accordance with and not to exceed the following schedule:

         November 1, 1995:            $25,000

         December 1, 1995:            $25,000

         January 1, 1996:             $25,000

         February 1, 1996:            $25,000

         March 1, 1996:               $25,000

DSC shall only be obligated to make the above loans for December 1, 1995 and thereafter if DSC has selected Transaction A-2, or if the parties by mutual agreement have extended the closing date for Transaction A-1. IRG acknowledges and agrees that to the extent that DSC brings new appraisal work to IRG, DSC's obligation to contribute as set forth in the above schedule will be reduced by the revenue received by IRG less appraiser's fees and expenses incurred therein.

         9.      Transaction Expenses

Each party shall bear its own transaction expenses for this matter.

         10.      Trinity Transaction

It is acknowledged by IRG that it has terminated a pending acquisition of assets by IRG from Trinity Energy Group, et. al., as previously disclosed in IRG's 10-KSB and 10 QSB.

         11.     Executive Offices

The existing executive offices of IRG are located in Miami, Florida. DSC's executive offices are currently located in Mexico City, Mexico. Post closing, the IRG Board of Directors will take appropriate action establishing both operational and administrative responsibilities for the various operating entities.

         12.     NASDAQ

As soon as practical after the closing of Transaction A-1, IRG will submit an application to NASDAQ for a listing on NASDAQ's National Market or other exchanges as directed by the new Board of Directors.

         13. Representations and Warranties of DSC. DSC represents and warrants to IRG that:

a. On the date of Closing, DSC has or will cause good and unencumbered title to the shares of stock of the Exhibit A Corporations, except as described in Exhibit A to be transferred to IRG.

b. The Exhibit A Corporations have properly filed or caused to be filed all federal, government of Mexico, state, local, and foreign income and other tax returns, reports and declarations that are required by applicable law to be filed by them, and have paid, or made full and adequate provisions for the payment of, all federal, government of Mexico, state, local and foreign income and other taxes properly due for the periods covered by such returns, reports, and declarations, except such taxes, if any, as are adequately provided for in the DSC Audited Financial Statements.

c. There is no litigation pending or threatened, nor have any summons, notices or warning been received from any governmental agency or department with respect to any material fine, or material violation of any law or ordinance, or other type of enforcement proceeding, including but not limited to environmental matters, with respect to the Exhibit A Corporations which involves in the aggregate a potential monetary recovery in excess of $500,000 in United States dollars for all such litigation, claims or fines, except for that litigation as set forth on Exhibit C which is attached hereto and incorporated herein by reference, and which exhibit contains a brief description as to the nature of each claim or violation and the amount sought or demanded if the matter involves a potential monetary recovery, and a summary of any other non-monetary recovery or relief sought or requested.

d. The Exhibit A Corporations own the two hotels, Qualton Ixtapa and Qualton Vallarta, and the real estate properties referenced on Exhibit A in the percentage of ownership reflected on Exhibit A. The two hotels are each insured in the name of the owner of said property against all such risks as are normally insured against, all premiums on such insurance have been paid, and the said insurance policies are in good standing.

e. The DSC Audited Financial Statements shall be true and accurate in all material respects for the periods indicated for the statement and shall not omit any material fact or circumstance necessary or required to prevent the financial information from being misleading. Since the date of the latest period covered by the DSC Audited Financial Statement and except as specifically referenced in this Agreement, the Exhibit A Corporations shall have conducted their businesses only in the ordinary and usual course.

14.      Representation and Warranties of IRG

a. IRG is authorized to issue 10,000,000 shares of common stock for value, U.S. $0.001, of which 8,398,112 shares are validly issued, fully paid and non-assessable, and are outstanding. IRG's shareholders have or will cause an increase in the number of authorized shares to 450,000,000. IRG owns all of the issued and outstanding shares of stock of all of its subsidiaries: International Realty Group (Holdings), Inc., a Florida corporation; The Appraisal Group, Inc., a Florida corporation; Appraisal Group International, Inc., a Florida corporation; IRG Financial Services, Inc., a Florida corporation; U.S. Property Investment and Auction, Inc., a Florida corporation; Caye Bokel, Ltd., a Belize corporation, and Stragix International, Inc., a Florida corporation which in turn owns 75% of Appraisal Group International Rt., a Hungary corporation;

b. IRG and its subsidiaries own no real properties except the Caye Bokel property and two vacant lots in LaGrange, Texas, and all leases of real or other property are valid, enforceable in accordance with their terms, and not in default.

c. IRG and its subsidiaries have properly filed or caused to be filed all United States federal, state, local, and foreign income and other tax returns, reports and declarations that are required by applicable law to be filed by them, and have paid, or made full and adequate provisions for the payment of, all federal, state, local, and foreign income and other taxes properly due for the periods covered by such returns, reports, and declarations, except such taxes, if any, as are adequately reserved against in the IRG Audited Financial Statements. Based upon due inquiry by IRG, IRG to the best of its knowledge and belief states that Appraisal Group International Rt. is in compliance with this paragraph.

d. There is no litigation pending or threatened, nor have any summons, notices or warning been received from any governmental agency, department with respect to any material fine, or material violation of any law or ordinance, or other type of enforcement proceeding, including but not limited to environmental matters, with respect to IRG or its subsidiaries which involve a potential monetary recovery in excess of $25,000 in United States dollars, except as set forth on Exhibit D which will be attached hereto at the Closing and incorporated herein by reference, which exhibit will contain a brief description as to the nature of each claim or violation and the amount sought or demanded if the matter involves a potential monetary recovery, and a summary of any other non-monetary relief sought or requested.

e. For Transaction A-1, IRG has or will have on the date of Closing good and unencumbered title to the shares of IRG stock necessary to complete this transaction as provided in paragraph A-1 above, free and clean of all mortgages, liens and encumbrances of any nature, and has or will have on the Closing Date the power and authority to transfer said shares to DSC free and clear of liens and encumbrances on the Closing Date.

f. Except as specifically referenced in this Agreement, none of IRG or its subsidiaries have or will enter into any transaction, incur any obligation or conduct business affairs except in the normal course of business between June 30, 1995 and the Closing Date.

9. All of the IRG Audited Financial Statements and filings with the Securities and Exchange Commission shall be true and accurate in all material respects for the periods indicated, and shall not omit any material fact or circumstance necessary or required to prevent the information from being misleading. Since the date of the last IRG Audited Financial Statement, IRG and its subsidiaries have no liabilities, fixed or contingent which are not fully provided for in the IRG Audited Financial Statements, except for trade payables incurred in the ordinary course of business. IRG shall provide a list of liabilities of IRG and its subsidiaries as of the Closing Date which shall be certified by IRG as true and correct, and incorporated herein by reference.

h. IRG and its subsidiaries have, and in the past have had no labor agreements, and no employee benefit plans sponsored, maintained or contributed to by IRG or its subsidiaries for the benefit of employees, officers or directors.

         i. To the best of IRG's knowledge and belief, IRG and its subsidiaries are in good standing with the SEC, NASD, and each state and country where they conduct business and have received no notification or inquiry giving reasonable cause to believe otherwise, and IRG will provide at closing good standing certificates from each such state in the United States.

         15. Press Releases. The parties shall consult with each other at all times until the Closing with respect to press releases at such time as they may be desirable or as they may be obligatory with respect to IRG, and shall cooperate with respect to reviewing and suggesting the contents of such press releases and determining the best methods and procedures for distributing said press releases to the public.

         16. Governing Law. With respect to Transaction A-1, this Agreement shall be governed by the laws of the Republic of Mexico, and the parties hereby submit to the nonexclusive jurisdiction thereof. With respect to Transaction A-2, this Agreement shall be governed by the laws of Delaware, and the parties hereby submit to the non-exclusive jurisdiction thereof.

B.     DUE DILIGENCE

       1. Within fourteen (14) days after execution of this Agreement, DSC shall give IRG the DSC Audited Financial Statements through December 31, 1994 for the Exhibit A corporations excepting Malecon Cancun, S.A. de C. V. and Corporation Immobiliaria del Norte, S.A. de C. V., and unaudited financial statements through June 30, 1995. On or before November 1, 1995, DSC shall give IRG unaudited financial statements through September 30, 1995. All DSC audited and unaudited financial statements will be conformed to generally accepted accounting principles in the United States.

       2. Within five (5) business days after execution of this Agreement IRG shall provide to DSC the following information, and such other information as DSC shall reasonably request, with respect to the companies and/or properties involved in this transaction:

              a.     FINANCIAL STATEMENTS AND TAX RETURNS

                     Tax returns and audited financial statements of income,
              balance sheets, statements of capital surplus, and statement of changes in financial position and notes thereto of each of the companies for the last three fiscal years, and unaudited interim financial statements of income, balance sheets, etc. through September 30, 1995.

              b.     SUBSIDIARIES

                     IRG shall provide DSC with a list of all IRG subsidiaries
              including each domestic or foreign corporation with tax I.D. number, in which the company owns a 10% or more interest.

              c.     CHARTER

                     Copies of the certificate of incorporation, articles of
              incorporation and any amendments to date, of the companies.

              d.     BY-LAWS

                     Copies of the By-Laws, as amended to date, of the
              companies.

              e.     SECURITIES

                     Specimen of all securities of each of the companies
              presently outstanding including options, warrants and other rights, and the number of shares, units or principal amount thereof outstanding as of the then present date.

              f.     OPTIONS

                     Copies of stock options or warrants outstanding relating to the companies' shares together with a list of the number of units outstanding as of then present date and the holders thereof.

              g.     SHAREHOLDERS LIST

                     A list for each of the companies as of a recent date,
              indicating the number of shares held by each shareholder and the address of the shareholders.

              h.     QUALIFICATIONS LIST

                     A list indicating, as to each of the companies and
              subsidiaries, each state of jurisdiction in which it is qualified to do business, conducts business, or owns, leases or licenses real or personal property.

              i.     MINUTES

                     Copies of minutes of all the meetings of shareholders,
              directors, and committees of directors of each of the companies.

              j.     DIRECTORS AND OFFICERS

                     A list showing each director and officer of each of the
              companies, their resumes, including social security numbers and backgrounds as of the date of this Agreement.

              k.     LITIGATION

                     A list showing all litigation pending against any of the
              companies.

              l.     SEC, NASD AND NASDAQ

                     Copies of all correspondence to or from IRG and the SEC,
              NASD or NASDAQ from January 1, 1992 to present.

C.     TRANSACTIONS PRIOR TO CLOSING

       IRG, its subsidiaries and the Exhibit A Corporations shall not undertake any transaction, declare any dividend or other distribution or issue shares of stock, or undertake any other transaction or incur any commitment not in the ordinary course of business between the date of this Agreement and the closing, except as contemplated by this Agreement. DSC and IRG agree that prior to the closing IRG will issue such shares of common stock as necessary up to 500,000 shares to the Sellers of the Caye Bokel property to IRG to satisfy in full any and all obligations

IRG has to the Sellers in connection with IRG's purchase of the Caye Bokel property including any interest which IRG may owe to the Sellers.

D.     COMMISSIONS

       Both DSC and IRG agree that there are no brokers, agents or financial advisors involved in this transaction, and shall hold each other harmless against all claims for commissions from any source.

E.      NOTICES TO DSC OR IRG

        Any notice sent to DSC relating to this Agreement shall be sent by facsimile and Federal Express addressed as follows:

         Mr. Bernardo Dominguez
         Presidencia Ejecutiva
         DSC, S.A. de C.V.
         Monterrey 150
         Col. Roma Sur
         C.P. 06760, Mexico
         D.F.
         Fax number: 011-525-264-1591
with a copy to:


         Kenneth I. Trujillo, Esquire
         1880 J.F.K. Blvd.
         10th Floor
         Philadelphia, PA 19103
         Fax number: (215) 587-1699


         Any notice sent to IRG relating to this Agreement shall be sent by facsimile and Federal Express addressed as follows:



         Jack Birnholz, Chairman
         International Realty Group, Inc.
         111 Northwest 183rd Street
         Miami, Florida 33169
         Fax number: (305) 651-3394

with a copy to:

         Lee C. Schmachtenberg, Esq.
         1533 Sunset Drive, Suite 201
         Miami, Florida 33143
         Fax number: (305) 666-4780



F.     CONFIDENTIALITY

       Each party shall keep information disclosed to it by the other party relating to its business and financial affairs strictly confidential, except where disclosure is required by law or the information is public knowledge. Each party shall ensure that its obligation of confidence is observed by its employees and professional advisors or representatives.

G.     HEADINGS

       The headings in this Agreement are for reference purposes only and are not intended to have any meaning or substantive effect.

       This Agreement establishes the terms and conditions of the contemplated transaction. The parties hereto agree that time is of the essence and that the parties shall use all diligence necessary to expeditiously consummate this transaction.

       This Agreement may be executed in counterparts and facsimile copies shall be deemed to be originals.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



        (THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.)

DSC, S.A. de C.V.




By: /s/ Bernardo Dominguez C.,
    -------------------------------
    Bernardo Dominguez C.,
    President and as Shareholder





INTERNATIONAL REALTY GROUP, INC.



By: /s/ Jack Birnholz        and      By: /s/ Richard M. Bradbury
    --------------------                  -----------------------------
    Jack Birnholz                         Richard M. Bradbury
    Chairman of the                       President, Chief
    Board, Chief                          Financial Officer
    Executive Officer                     and as Shareholder
    and as Shareholder

                                   EXHIBIT A

                      DSC COMPANIES TO BE ACQUIRED BY IRG


COMPANIES                               PROJECTS               LOCATION
----------                              --------               --------
1.     Tropical Club Ixtapa,            Qualton Ixtapa         Ixtapa, Guerrero
       S.A. de C.V., 100% of
       stock is owned by DSC
       or a DSC affiliate


2.     Impulsora Turistica de           Qualton Vallarta       Puerto Vallarta,
       Occidente, S.A. de C.V.                                 Jalisco
       100% of stock is owned
       by DSC or a DSC affiliate


       "Suspension de pagos"
       is pending

3.     Tropical Club Isla               Isla Mujeres           Isla Mujeres,
       Mujeres, S.A. de C.V.                                   Quintana Roo
       100% of stock is owned
       by DSC or a DSC affiliate


4.     Promocaribe, S.A.de C.V.         La Concha              Cozumel,
       100% of stock is owned                                  Quintana Roo
       by DSC or a DSC affiliate


5.     DSC Casa Blanca, S.A.            Marruecos              Cuernavaca,
       de C.V.                                                 Morelos
       100% of stock is owned
       by DSC or a DSC affiliate


6.     Cluster Immobiliaria De          Clusters               Ixtapa, Guerrero

        Ixtapa, S.A. de C.V.
        75% of stock is owned
        by DSC or a DSC affiliate


7.      Malecon Cancun, S.A. de C.V.       Malecon          Cancun, Quintana Roo
        12.2% of stock is owned
        by DSC or a DSC affiliate


8.      Corporacion Immobiliaria           Las Flores       Hermosillo, Sonora
        del Norte, S.A. de C.V.
        30% of stock is owned
        by DSC or a DSC affiliate



9.      Centro de Promociones              Campo de Trio    Acapulco, Guerrero
        Guerrero, S.A. de C.V.
        100% of stock is owned
        by DSC or a DSC affiliate


10.     Pez Maya, S.A. de C.V.,            Boca Paila       Boca Paila
        C.V., 100% of stock                                 Quintana Poo
        is owned by DSC or a DSC
        affiliate.

                     CONTRACT RIGHTS TO BE ASSIGNED TO IRG

CONTRACT/PROJECTS                                       LOCATION
-----------------                                       --------
1.     Villas Del Carbon                        Villas Del Carbon, Estado
       74% of this property                     de Mexico
       will be transferred to IRG.


2.     Hacienda de Franco                       Silao, Guanajuato
       75% of this property
       will be transferred to IRG.


3.     Santa Rosalia                            Santa Rosalia, Baja
       80% of this property                     California Sur
       will be transferred to IRG.

4.     Los Arboledas                            Naucalpan, Mexico, D.F.
       80% of this property
       will be transferred to IRG.

5.     Barradel del Tordo                       Barra del Tordo, Tamaulipas
       75% of this property
       will be transferred to IRG.


6.     Las Arenas                               Los Cabos, Baja California Sur
       80% of this property
       will be transferred to IRG.

7.     Diamante Country Club                    Alcapulco, Guerrero
       80% of this property
       will be transferred to IRG.